UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-09

ITEM 1. REPORTS TO STOCKHOLDERS.
Provided under separate cover.

Semiannual Report
September 30, 2009

American Century Investments

Mid Cap Value Fund

Small Cap Value Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
U.S. Stock Index Returns	2

Mid Cap Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Small Cap Value

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	25
Statement of Operations	27
Statement of Changes in Net Assets	28
Notes to Financial Statements	29
Financial Highlights	38

Other Information

Approval of Management Agreements	45
Additional Information	50
Index Definitions	51

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A Value-Led Market Recovery

The U.S. stock market enjoyed an extraordinary rally during the six months ended September 30, 2009. The 35% advance in the broad equity indices—representing the market’s best six-month gain since 1938—reflected investors’ renewed confidence in an economic recovery following the deep recession and credit crisis that occurred in 2008.

As the table below indicates, value stocks led the market’s advance, outperforming growth issues across all market capitalizations. One factor behind the outperformance of value shares was a recovery in the financial sector, which comprises a significant portion of the value universe. Financial stocks were priced for failure amid the economic and credit turmoil in late 2008 and early 2009. Since then, the credit environment has improved considerably, helped in part by a series of federal government programs, and financial companies have taken steps to raise capital and reduce debt. As a result, financial stocks rebounded sharply during the six-month period, posting the best returns in the stock market.

Another factor supporting value shares was a renewed emphasis on cost management and deleveraging. As the economic downturn deepened, many businesses quickly implemented aggressive cost-cutting measures, which helped sustain profits despite declining revenues. In addition, companies that focused on growth (often using debt to do so) were hit the hardest during the recession, while those that concentrated on strengthening their balance sheets and improving cash flows held up the best.

The New Reality

Despite signs of economic improvement, particularly in housing and manufacturing, we still expect a slow, gradual recovery. Consumer spending, which accounts for 70% of the economy, is likely to remain weak as consumers continue to reduce debt and increase savings. In this environment, we believe that higher-quality companies with self-funding business models and whose strategies emphasize higher returns on capital will outperform over time. These companies will be in the best position to gain market share from weaker competitors and generate cash flows regardless of the pace of economic recovery.

U.S. Stock Index Returns
For the six months ended September 30, 2009*
Russell 1000 Index (Large-Cap)	35.22%	Russell 2000 Index (Small-Cap)	43.95%
Russell 1000 Value Index	37.99%	Russell 2000 Value Index	44.79%
Russell 1000 Growth Index	32.58%	Russell 2000 Growth Index	43.06%
Russell Midcap Index	45.71%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	49.51%
Russell Midcap Growth Index	41.89%

2

Performance

Mid Cap Value

Total Returns as of September 30, 2009
			Average Annual Returns
				Since	Inception
	6 months(1)	1 year	5 years	Inception	Date
Investor Class	37.79%	-1.72%	6.19%	6.14%	3/31/04
Russell Midcap Value Index(2)	49.51%	-7.12%	3.53%	3.85%	—
Institutional Class	37.92%	-1.52%	6.40%	6.58%	8/2/04
Advisor Class	37.61%	-1.96%	—	4.18%	1/13/05
R Class	37.44%	-2.20%	—	1.65%	7/29/05
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Mid Cap Value

One-Year Returns Over Life of Class
Periods ended September 30
	2004*	2005	2006	2007	2008	2009
Investor Class	2.80%	20.48%	15.22%	15.59%	-14.36%	-1.72%
Russell Midcap Value Index	3.50%	26.13%	12.28%	13.75%	-20.50%	-7.12%
*From 3/31/04, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class		Advisor Class		R Class
1.01%	0.81%		1.26%		1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

Mid Cap Value returned 37.79%* for the six months ended September 30, 2009. By comparison, the average return for Morningstar’s Mid Cap Value category** (whose performance, like Mid Cap Value’s, reflects operating expenses) was 43.97%. The fund’s benchmark, the Russell Midcap Value Index (which does not include operating expenses), was up 49.51%.

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality companies. That situation was at odds with Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, Mid Cap Value’s positions in the consumer discretionary and financials sectors detracted. Investments among information technology companies contributed.

Since its inception on March 31, 2004, Mid Cap Value has produced an average annual return of 6.14%, topping the returns for that period for Morningstar’s Mid Cap Value category average** and the Russell Midcap Value Index (see the performance information on pages 3-4).

Consumer Discretionary Detracted

Relative performance was hampered by the combination of an underweight position and security selection in the consumer discretionary sector, the strongest in the benchmark. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment.

Generally speaking, the portfolio’s performance was a result of what it didn’t own rather than what it did. For example, Mid Cap Value did not hold shares of Ford Motor, which nearly tripled during the period. The car maker has been able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
** The one-, five-year and since inception average returns as of September 30, 2009, for Morningstar’s Mid Cap Value category were -2.80%, 2.83%
and 2.86%, respectively. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/
or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

Mid Cap Value

The consumer discretionary sector also provided a top detractor, Lowe’s. The home-improvement retailer experienced weak demand for the big-ticket products in its stores, but expects to gain additional market share in 2010. We also believe investors punished Lowe’s for failing to cut costs and reduce capital expenditures as meaningfully as its competitors.

Financials Slowed Results

Mid Cap Value’s underweight in financials stocks, which had been advantageous during the turmoil that roiled the sector, acted as a restraint as companies with stressed balance sheets, many of which had been staring at bankruptcy only months earlier, rallied from historic lows, outperforming stronger, higher-quality businesses. For some time, we have approached the financials sector with caution and conservatism. During the reporting period, Mid Cap Value’s investments were concentrated in the less-volatile insurance and thrifts names. However, many of these companies underperformed during the low-quality rally, including portfolio holding People’s United Financial, a conservatively run and well-capitalized thrift.

The insurance industry was the source of a notable detractor. Aon Corp., one of the world’s largest insurance brokers, lagged due to continued softness in property and casualty insurance pricing and because of weak results in its consulting segment.

Information Technology Enhanced Performance

The portfolio’s holdings in the information technology sector added to relative results. A top contributor was Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Another notable contributor was Littelfuse Inc., a leading supplier of circuit protection components for the consumer electronics, telecommunications, and automotive markets. The company benefited from its restructuring initiatives and an improved outlook for the automotive sector.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of September 30, 2009, we see opportunities in consumer staples, industrials, and health care stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, materials, and consumer discretionary stocks.

6

Mid Cap Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Marsh & McLennan Cos., Inc.	3.5%	3.3%
Wisconsin Energy Corp.	2.6%	2.8%
Kimberly-Clark Corp.	2.6%	3.5%
Aon Corp.	2.5%	2.3%
iShares Russell Midcap Value Index Fund	2.3%	2.8%
Northern Trust Corp.	2.1%	—
Commerce Bancshares, Inc.	2.0%	0.8%
Lowe’s Cos., Inc.	2.0%	0.7%
People’s United Financial, Inc.	2.0%	1.2%
Waste Management, Inc.	2.0%	2.0%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Insurance	9.8%	10.0%
Commercial Services & Supplies	6.3%	3.7%
Food Products	6.3%	7.5%
Oil, Gas & Consumable Fuels	6.2%	4.2%
Electric Utilities	5.2%	6.0%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks	93.3%	96.3%
Foreign Common Stocks(1)	5.3%	2.7%
Total Common Stocks	98.6%	99.0%
Temporary Cash Investments	2.0%	1.2%
Other Assets and Liabilities	(0.6)%	(0.2)%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

7

Performance

Small Cap Value

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	50.46%	3.72%	5.46%	12.01%	10.90%	7/31/98
Russell 2000 Value Index(2)	44.79%	-12.61%	1.78%	8.05%	6.62%	—
Institutional Class	50.71%	3.88%	5.65%	12.23%	11.73%	10/26/98
Advisor Class	50.17%	3.53%	5.18%	—	12.04%	12/31/99
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. – A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

Small Cap Value

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	21.76%	27.06%	-1.21%	25.63%	24.21%	20.19%	8.94%	11.13%	-13.57%	3.72%
Russell 2000
Value Index	15.36%	5.61%	-1.47%	31.66%	25.66%	17.75%	14.01%	6.09%	-12.25%	-12.61%

Total Annual Fund Operating Expenses

Investor Class				Institutional Class				Advisor Class
1.49%				1.29%				1.74%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

Small Cap Value

Portfolio Managers: Ben Giele and James Pitman

Performance Summary

Small Cap Value returned 50.46%* for the six months ended September 30, 2009. By comparison, its benchmark, the Russell 2000 Value Index, returned 44.79%. The portfolio’s returns reflect operating expenses while the index’s returns do not. The Lipper Small-Cap Value Funds Index, which includes operating expenses, returned 48.06%.**

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Small-company stocks posted significant gains, outperforming all other parts of the capitalization spectrum except mid-cap stocks. In this environment, Small Cap Value received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, the portfolio outperformed largely because of effective security selection. Contributing the most were investments in the financials, utilities, and energy sectors. The portfolio’s position in the health care sector detracted.

Since Small Cap Value’s inception on July 31, 1998, the portfolio has produced an average annual return of 10.90%, outpacing the returns of the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index** for the same period (see performance information on pages 8-9).

Financials Enhanced Results

Security selection among financials stocks added significantly to relative performance. The rally in financials was primarily among large banks and financial institutions, some of which had seemed on the brink of bankruptcy just months before. Although small-cap financials advanced, their shares tended to lag their large-cap counterparts.

The portfolio benefited from its investments in well-capitalized commercial banks. A notable contributor was Webster Financial Corp., a regional bank serving customers in southern New England and eastern New York State. Webster Financial has successfully raised capital to cover credit concerns and support its expansion plans.

Small Cap Value’s mix of capital markets firms was also advantageous. A top performer was Calamos Asset Management. During the market turmoil, Calamos’ share price had suffered in sympathy with other asset managers. As the environment improved, the company earned a profit, helped by investment gains.

*	All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
** The Lipper Small-Cap Value Funds Index returned -4.42%, 3.02%, 8.72% and 7.16% for the one-, five-, ten-year and since inception periods ended September 30, 2009, respectively.

10

Small Cap Value

Utilities Contributed

The portfolio’s underweight in the utilities sector contributed to relative results. During difficult economic times, utilities stocks tend to be viewed as defensive investments. However, when the market rallied during the period, utilities did not gain as much as other sectors and turned in the weakest performance of the benchmark index.

Energy Powered Performance

An overweight in energy stocks was beneficial as oil prices rose and improving economic conditions sparked renewed demand for oil in the U.S., Europe, and emerging markets such as China and India. Security selection was also a plus. A key contributor was W&T Offshore, an oil and natural gas exploration and production company with primary activities in the Gulf of Mexico, which benefited from the rise in oil prices. W&T Offshore reported an increase in production and continued success in its drilling program.

Health Care Detracted

In health care, the portfolio’s overweight position hindered relative progress. Health care stocks gained, but their performance was constrained as investors priced in worst-case scenarios for health care reform. Although the health care sector rebounded from its lows by the end of the period, it remained one of the weakest performers in the benchmark. Two health care providers were notable detractors—specialty health care manager Magellan Health Services and National Healthcare Corp., which operates long-term health care centers. Shares of both companies declined with the sector as a whole.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. In our search for companies that are undervalued, we will structure exposure to market segments based on the attractiveness of individual companies. As of September 30, 2009, the portfolio is broadly diversified, with larger positions than the benchmark in consumer discretionary, health care, and information technology. Our fundamental analysis and valuation work is also directing us toward a smaller relative weighting in financials and utilities stocks.

11

Small Cap Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Aspen Insurance Holdings Ltd., Series AHL,
5.625%, 2/6/13 (Conv. Pref.)	2.6%	3.2%
iShares Russell 2000 Value Index Fund	2.2%	1.5%
iShares Russell 2000 Index Fund	1.1%	1.6%
Young Innovations, Inc.	1.1%	1.3%
Parametric Technology Corp.	0.9%	1.4%
HCC Insurance Holdings, Inc.	0.9%	0.6%
Ares Capital Corp.	0.8%	0.7%
IESI-BFC Ltd.	0.8%	—
Fulton Financial Corp.	0.7%	0.8%
Sybase, Inc.	0.7%	0.6%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Insurance	8.1%	9.2%
Commercial Banks	6.6%	8.8%
Real Estate Investment Trusts (REITs)	5.0%	6.5%
Specialty Retail	4.7%	3.4%
Machinery	3.8%	3.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Common Stocks	90.9%	92.2%
Convertible Preferred Stocks	4.5%	4.6%
Preferred Stocks	1.0%	1.4%
Total Equity Exposure	96.4%	98.2%
Temporary Cash Investments	2.3%	2.3%
Other Assets and Liabilities	1.3%	(0.5)%

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 - 9/30/09	Expense Ratio*
Mid Cap Value
Actual
Investor Class	$1,000	$1,377.90	$5.96	1.00%
Institutional Class	$1,000	$1,379.20	$4.77	0.80%
Advisor Class	$1,000	$1,376.10	$7.45	1.25%
R Class	$1,000	$1,374.40	$8.93	1.50%
Hypothetical
Investor Class	$1,000	$1,020.05	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
Advisor Class	$1,000	$1,018.80	$6.33	1.25%
R Class	$1,000	$1,017.55	$7.59	1.50%
Small Cap Value
Actual
Investor Class	$1,000	$1,504.60	$7.85	1.25%
Institutional Class	$1,000	$1,507.10	$6.60	1.05%
Advisor Class	$1,000	$1,501.70	$9.41	1.50%
Hypothetical
Investor Class	$1,000	$1,018.80	$6.33	1.25%
Institutional Class	$1,000	$1,019.80	$5.32	1.05%
Advisor Class	$1,000	$1,017.55	$7.59	1.50%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The class’s annualized expense ratio does not include any acquired fund fees and expenses.

14

Schedule of Investments

Mid Cap Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.6%			DIVERSIFIED FINANCIAL SERVICES — 0.1%
AEROSPACE & DEFENSE — 0.6%			McGraw-Hill Cos., Inc. (The)	13,100	$ 329,334
			DIVERSIFIED TELECOMMUNICATION
Northrop Grumman Corp.	52,300	$ 2,706,525	SERVICES — 2.8%
AIRLINES — 0.5%			BCE, Inc.	159,527	3,932,114
Southwest Airlines Co.	239,203	2,296,349	CenturyTel, Inc.	176,253	5,922,101
BEVERAGES — 0.7%			Iowa Telecommunications
Coca-Cola Enterprises, Inc.	83,600	1,789,876	Services, Inc.	173,089	2,180,921
Pepsi Bottling Group, Inc.	38,000	1,384,720			12,035,136
		3,174,596	ELECTRIC UTILITIES — 5.2%
CAPITAL MARKETS — 4.6%			American Electric Power
AllianceBernstein Holding LP	78,800	2,149,664	Co., Inc.	46,755	1,448,937
Ameriprise Financial, Inc.	157,901	5,736,543	Great Plains Energy, Inc.	35,759	641,874
Invesco Ltd.	75,140	1,710,187	IDACORP, Inc.	275,868	7,942,240
Legg Mason, Inc.	29,700	921,591	Northeast Utilities	82,983	1,970,016
Northern Trust Corp.	155,900	9,067,144	Portland General Electric Co.	189,236	3,731,734
		19,585,129	Westar Energy, Inc.	334,741	6,530,797
CHEMICALS — 1.2%					22,265,598
International Flavors &			ELECTRICAL EQUIPMENT — 2.0%
Fragrances, Inc.	86,639	3,286,217	Cooper Industries plc,
Minerals Technologies, Inc.	40,801	1,940,496	Class A	76,300	2,866,591
		5,226,713	Emerson Electric Co.	53,200	2,132,256
COMMERCIAL BANKS — 2.4%			Hubbell, Inc., Class A	4,672	189,169
City National Corp.	34,100	1,327,513	Hubbell, Inc., Class B	76,400	3,208,800
Commerce Bancshares, Inc.	235,671	8,776,388			8,396,816
		10,103,901	ELECTRONIC EQUIPMENT, INSTRUMENTS
COMMERCIAL SERVICES & SUPPLIES — 6.3%			& COMPONENTS — 1.6%
IESI-BFC Ltd.	378,088	4,884,897	AVX Corp.	141,301	1,685,721
Pitney Bowes, Inc.	249,100	6,190,135	Littelfuse, Inc.(1)	15,391	403,860
Republic Services, Inc.	283,498	7,532,542	Molex, Inc.	229,484	4,791,626
Waste Management, Inc.	288,444	8,601,400			6,881,207
		27,208,974	ENERGY EQUIPMENT & SERVICES — 1.8%
COMMUNICATIONS EQUIPMENT — 0.8%			Baker Hughes, Inc.	38,600	1,646,676
Emulex Corp.(1)	341,100	3,509,919	BJ Services Co.	66,300	1,288,209
COMPUTERS & PERIPHERALS — 1.3%			Cameron
			International Corp.(1)	70,100	2,651,182
Diebold, Inc.	110,651	3,643,737
			Helmerich & Payne, Inc.	53,900	2,130,667
QLogic Corp.(1)	105,000	1,806,000
					7,716,734
		5,449,737	FOOD & STAPLES RETAILING — 0.5%
CONTAINERS & PACKAGING — 1.1%			Costco Wholesale Corp.	36,600	2,066,436
Bemis Co., Inc.	184,768	4,787,339	FOOD PRODUCTS — 6.3%
DISTRIBUTORS — 1.5%			Campbell Soup Co.	237,200	7,737,464
Genuine Parts Co.	173,794	6,614,600	ConAgra Foods, Inc.	375,890	8,149,295
DIVERSIFIED — 2.3%			General Mills, Inc.	14,900	959,262
iShares Russell Midcap
Value Index Fund	278,400	9,860,928	H.J. Heinz Co.	171,300	6,809,175
			Kellogg Co.	64,700	3,185,181
					26,840,377

15

Mid Cap Value

	Shares	Value		Shares	Value
GAS UTILITIES — 1.9%			LEISURE EQUIPMENT & PRODUCTS — 0.9%
AGL Resources, Inc.	29,300	$ 1,033,411	Mattel, Inc.	198,800	$ 3,669,848
Southwest Gas Corp.	283,003	7,239,217	MACHINERY — 2.7%
		8,272,628	Altra Holdings, Inc.(1)	491,879	5,504,126
HEALTH CARE EQUIPMENT & SUPPLIES — 3.6%			Dover Corp.	50,500	1,957,380
Beckman Coulter, Inc.	52,756	3,636,999	Kaydon Corp.	131,776	4,272,178
Boston Scientific Corp.(1)	106,000	1,122,540			11,733,684
CareFusion Corp.(1)	69,200	1,508,560	METALS & MINING — 1.6%
Covidien plc	32,700	1,414,602	Barrick Gold Corp.	51,083	1,936,045
Symmetry Medical, Inc.(1)	330,841	3,430,821	Newmont Mining Corp.	110,938	4,883,491
Zimmer Holdings, Inc.(1)	83,300	4,452,385			6,819,536
		15,565,907	MULTI-UTILITIES — 4.1%
HEALTH CARE PROVIDERS & SERVICES — 2.5%			Ameren Corp.	49,503	1,251,436
Cardinal Health, Inc.	96,200	2,578,160	PG&E Corp.	35,000	1,417,150
LifePoint Hospitals, Inc.(1)	189,800	5,135,988	Wisconsin Energy Corp.	244,300	11,035,031
Patterson Cos., Inc.(1)	49,000	1,335,250	Xcel Energy, Inc.	211,959	4,078,091
Select Medical					17,781,708
Holdings Corp.(1)	128,378	1,292,767	OIL, GAS & CONSUMABLE FUELS — 6.2%
Universal Health Services,			Apache Corp.	53,751	4,935,954
Inc., Class B	3,937	243,818	EOG Resources, Inc.	40,600	3,390,506
		10,585,983	EQT Corp.	166,252	7,082,335
HEALTH CARE TECHNOLOGY — 0.8%			Imperial Oil Ltd.	122,500	4,662,472
IMS Health, Inc.	220,900	3,390,815	Murphy Oil Corp.	48,300	2,780,631
HOTELS, RESTAURANTS & LEISURE — 3.1%			Noble Energy, Inc.	57,500	3,792,700
CEC Entertainment, Inc.(1)	148,700	3,845,382			26,644,598
International Speedway			PAPER & FOREST PRODUCTS — 0.7%
Corp., Class A	201,807	5,563,819	MeadWestvaco Corp.	49,385	1,101,779
Speedway Motorsports, Inc.	280,143	4,031,258	Weyerhaeuser Co.	57,436	2,105,030
		13,440,459			3,206,809
HOUSEHOLD DURABLES — 1.0%			PERSONAL PRODUCTS — 0.8%
Fortune Brands, Inc.	100,100	4,302,298	Estee Lauder Cos., Inc.
Whirlpool Corp.	2,400	167,904	(The), Class A	91,700	3,400,236
		4,470,202	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
HOUSEHOLD PRODUCTS — 2.6%			Boston Properties, Inc.	41,599	2,726,814
Kimberly-Clark Corp.	186,223	10,983,432	Federal Realty
INSURANCE — 9.8%			Investment Trust	7,038	431,922
Aon Corp.	263,200	10,709,608	Government Properties
			Income Trust(1)	150,167	3,605,510
Chubb Corp. (The)	154,500	7,788,345
HCC Insurance			HCP, Inc.	8,483	243,801
Holdings, Inc.	94,332	2,579,980	Host Hotels & Resorts, Inc.	272,976	3,212,928
Marsh & McLennan			Public Storage	4,300	323,532
Cos., Inc.	607,237	15,016,971			10,544,507
Transatlantic Holdings, Inc.	33,549	1,683,153	ROAD & RAIL — 0.4%
Travelers Cos., Inc. (The)	87,500	4,307,625	Heartland Express, Inc.	133,800	1,926,720
		42,085,682
IT SERVICES — 0.7%
Accenture plc, Class A	80,100	2,985,327

16

Mid Cap Value

	Shares	Value		Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT — 2.5%			Temporary Cash Investments — 2.0%
Applied Materials, Inc.	321,500	$ 4,308,100	JPMorgan U.S. Treasury
			Plus Money Market Fund
KLA-Tencor Corp.	45,700	1,638,802	Agency Shares	57,984	$ 57,984
Teradyne, Inc.(1)	170,000	1,572,500	Repurchase Agreement, Credit Suisse First
Verigy Ltd.(1)	258,500	3,003,770	Boston, Inc., (collateralized by various
		10,523,172	U.S. Treasury obligations, 0.24%, 6/10/10,
			valued at $8,466,648), in a joint trading
SOFTWARE — 0.4%			account at 0.01%, dated 9/30/09, due
Synopsys, Inc.(1)	72,658	1,628,992	10/1/09 (Delivery value $8,300,002)		8,300,000
SPECIALTY RETAIL — 3.8%			TOTAL TEMPORARY
Lowe’s Cos., Inc.	419,100	8,775,954	CASH INVESTMENTS
PetSmart, Inc.	355,300	7,727,775	(Cost $8,357,984)		8,357,984
		16,503,729	TOTAL INVESTMENT
THRIFTS & MORTGAGE FINANCE — 2.4%			SECURITIES — 100.6%
Hudson City Bancorp., Inc.	81,600	1,073,040	(Cost $374,599,828)		431,857,733
People’s United			OTHER ASSETS
Financial, Inc.	553,189	8,607,621	AND LIABILITIES — (0.6)%		(2,376,774)
Washington Federal, Inc.	35,514	598,766	TOTAL NET ASSETS — 100.0%		$429,480,959
		10,279,427
TOTAL COMMON STOCKS
(Cost $366,241,844)		423,499,749

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date		Value	Unrealized Gain (Loss)
12,943,298 CAD for USD	10/30/09		$12,089,197	$(184,606)
(Value on Settlement Date $11,904,591)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

17

Small Cap Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 90.9%			PennantPark
			Investment Corp.	405,000	$ 3,284,550
AEROSPACE & DEFENSE — 1.8%			Prospect Capital Corp.	210,000	2,249,100
AAR Corp.(1)	120,000	$ 2,632,800
			Pzena Investment
Ceradyne, Inc.(1)	145,000	2,657,850	Management, Inc., Class A(1)	275,000	2,246,750
Curtiss-Wright Corp.	130,000	4,436,900	TradeStation Group, Inc.(1)	505,000	4,115,750
Esterline					50,091,750
Technologies Corp.(1)	90,000	3,528,900
			CHEMICALS — 2.3%
Moog, Inc., Class A(1)	205,000	6,047,500	A. Schulman, Inc.	105,000	2,092,650
Orbital Sciences Corp.(1)	150,000	2,245,500	Arch Chemicals, Inc.	140,000	4,198,600
Triumph Group, Inc.	115,000	5,518,850	Cytec Industries, Inc.	175,000	5,682,250
		27,068,300	H.B. Fuller Co.	150,000	3,135,000
AIR FREIGHT & LOGISTICS — 0.5%			Innophos Holdings, Inc.	100,000	1,850,000
Hub Group, Inc., Class A(1)	165,000	3,770,250	Intrepid Potash, Inc.(1)	125,000	2,948,750
UTi Worldwide, Inc.	285,000	4,126,800	Minerals Technologies, Inc.	80,000	3,804,800
		7,897,050	Olin Corp.	290,000	5,057,600
AIRLINES — 0.6%			OM Group, Inc.(1)	100,000	3,039,000
Alaska Air Group, Inc.(1)	110,000	2,946,900	Sensient Technologies Corp.	110,000	3,054,700
JetBlue Airways Corp.(1)	545,000	3,259,100			34,863,350
SkyWest, Inc.	165,000	2,735,700	COMMERCIAL BANKS — 6.4%
		8,941,700	American National
AUTO COMPONENTS — 0.4%			Bankshares, Inc.	100,000	2,182,000
Cooper Tire & Rubber Co.	210,000	3,691,800	Associated Banc-Corp.	270,000	3,083,400
Dana Holding Corp.(1)	325,000	2,213,250	Boston Private Financial
		5,905,050	Holdings, Inc.	475,000	3,092,250
BEVERAGES — 0.3%			Central Pacific
			Financial Corp.	425,000	1,071,000
Boston Beer Co., Inc.,
Class A(1)	140,000	5,191,200	CVB Financial Corp.	270,000	2,049,300
BIOTECHNOLOGY — 0.1%			East West Bancorp, Inc.	340,000	2,822,000
Martek Biosciences Corp.(1)	80,000	1,807,200	First Citizens BancShares,
			Inc., Class A	20,000	3,182,000
BUILDING PRODUCTS — 0.6%			First Midwest Bancorp., Inc.	130,000	1,465,100
Apogee Enterprises, Inc.	170,000	2,553,400	FirstMerit Corp.	165,000	3,139,950
Griffon Corp.(1)	270,000	2,718,900
			FNB Corp.	265,000	1,884,150
Simpson Manufacturing			Fulton Financial Corp.	1,460,000	10,745,600
Co., Inc.	165,000	4,167,900
			Hampton Roads
		9,440,200	Bankshares, Inc.	350,000	1,008,000
CAPITAL MARKETS — 3.3%			Heritage Financial Corp.	320,000	4,208,000
Apollo Investment Corp.	545,000	5,204,750	Huntington Bancshares, Inc.	460,000	2,166,600
Ares Capital Corp.	1,150,000	12,673,000	IBERIABANK Corp.	50,000	2,278,000
Artio Global Investors, Inc.(1)	110,000	2,876,500	KeyCorp	910,000	5,915,000
Calamos Asset Management,			Marshall & Ilsley Corp.	1,100,000	8,877,000
Inc., Class A	310,000	4,048,600	MB Financial, Inc.	135,000	2,830,950
HFF, Inc., Class A(1)	440,000	2,965,600
			National Bankshares, Inc.	85,000	2,163,250
Investment Technology
Group, Inc.(1)	140,000	3,908,800	Old National Bancorp.	281,292	3,150,470
MCG Capital Corp.(1)	1,025,000	4,294,750	Sterling Bancshares, Inc.	305,000	2,229,550
Patriot Capital Funding, Inc.	545,000	2,223,600	Synovus Financial Corp.	975,000	3,656,250

18

Small Cap Value

	Shares	Value		Shares	Value
TCF Financial Corp.	300,000	$ 3,912,000	CONTAINERS & PACKAGING — 0.5%
United Bankshares, Inc.	135,000	2,644,650	Bemis Co., Inc.	75,000	$ 1,943,250
Washington Banking Co.	272,795	2,526,082	Sonoco Products Co.	220,000	6,058,800
Webster Financial Corp.	170,000	2,119,900			8,002,050
Whitney Holding Corp.	650,000	6,201,000	DISTRIBUTORS — 0.2%
Wilmington Trust Corp.	225,000	3,195,000	Core-Mark Holding Co., Inc.(1)	85,000	2,431,000
Zions Bancorp.	125,000	2,246,250	DIVERSIFIED — 3.3%
		96,044,702	iShares Russell 2000
COMMERCIAL SERVICES & SUPPLIES — 2.3%			Index Fund	285,000	17,165,550
ABM Industries, Inc.	100,000	2,104,000	iShares Russell 2000 Value
American Ecology Corp.	395,000	7,386,500	Index Fund	585,000	33,070,050
ATC Technology Corp.(1)	155,000	3,062,800			50,235,600
Brink’s Co. (The)	225,000	6,054,750	DIVERSIFIED CONSUMER SERVICES — 1.1%
			Corinthian Colleges, Inc.(1)	345,000	6,403,200
Consolidated
Graphics, Inc.(1)	90,000	2,245,500	Lincoln Educational
			Services Corp.(1)	280,000	6,406,400
G&K Services, Inc., Class A	1,920	42,547
IESI-BFC Ltd.	925,000	11,951,000	Regis Corp.	195,000	3,022,500
SYKES Enterprises, Inc.(1)	100,000	2,082,000			15,832,100
		34,929,097	DIVERSIFIED FINANCIAL SERVICES — 0.2%
COMMUNICATIONS EQUIPMENT — 1.0%			Fifth Street Finance Corp.	210,000	2,295,300
Avocent Corp.(1)	145,000	2,939,150	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 0.2%
Bel Fuse, Inc., Class B	170,000	3,235,100	Atlantic Tele-Network, Inc.	30,000	1,602,600
Black Box Corp.	80,000	2,007,200	Iowa Telecommunications
Emulex Corp.(1)	280,000	2,881,200	Services, Inc.	135,000	1,701,000
Opnext, Inc.(1)	825,000	2,417,250			3,303,600
Plantronics, Inc.	80,000	2,144,800	ELECTRIC UTILITIES — 2.0%
		15,624,700	Central Vermont Public
COMPUTERS & PERIPHERALS — 0.9%			Service Corp.	134,458	2,595,039
Electronics for			Cleco Corp.	80,000	2,006,400
Imaging, Inc.(1)	390,000	4,395,300	Empire District Electric
Lexmark International, Inc.,			Co. (The)	100,000	1,809,000
Class A(1)	130,000	2,800,200	Great Plains Energy, Inc.	460,000	8,257,000
NCR Corp.(1)	230,000	3,178,600	Portland General Electric Co.	440,000	8,676,800
QLogic Corp.(1)	140,000	2,408,000	Unitil Corp.	115,000	2,581,750
Silicon Graphics			Westar Energy, Inc.	220,000	4,292,200
International Corp.(1)	200,000	1,342,000			30,218,189
		14,124,100	ELECTRICAL EQUIPMENT — 2.0%
CONSTRUCTION & ENGINEERING — 1.9%			Acuity Brands, Inc.	60,000	1,932,600
Comfort Systems USA, Inc.	360,000	4,172,400	Belden, Inc.	195,000	4,504,500
EMCOR Group, Inc.(1)	235,000	5,950,200	Brady Corp., Class A	120,000	3,446,400
Granite Construction, Inc.	255,000	7,889,700	Encore Wire Corp.	160,000	3,574,400
KBR, Inc.	130,000	3,027,700	General Cable Corp.(1)	55,000	2,153,250
KHD Humboldt Wedag			Hubbell, Inc., Class B	60,000	2,520,000
International Ltd.(1)	375,000	3,892,500
			II-VI, Inc.(1)	115,000	2,925,600
Pike Electric Corp.(1)	246,957	2,958,545	LSI Industries, Inc.	570,000	3,790,500
		27,891,045	Regal-Beloit Corp.	45,000	2,056,950
CONSTRUCTION MATERIALS — 0.2%			Thomas & Betts Corp.(1)	100,000	3,008,000
Texas Industries, Inc.	70,000	2,939,300			29,912,200

19

Small Cap Value

	Shares	Value		Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS			GAS UTILITIES — 0.8%
& COMPONENTS — 2.8%			Nicor, Inc.	145,000	$ 5,305,550
Anixter International, Inc.(1)	75,000 $	$ 3,008,250	Southwest Gas Corp.	130,000	3,325,400
Benchmark			WGL Holdings, Inc.	120,000	3,976,800
Electronics, Inc.(1)	300,000	5,400,000
					12,607,750
Coherent, Inc.(1)	125,000	2,915,000
			HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
Electro Scientific			Analogic Corp.	100,000	3,702,000
Industries, Inc.(1)	330,000	4,418,700
			CONMED Corp.(1)	120,000	2,300,400
FLIR Systems, Inc.(1)	85,000	2,377,450
			Cutera, Inc.(1)(2)	730,000	6,314,500
Littelfuse, Inc.(1)	70,000	1,836,800
Molex, Inc.	190,000	3,967,200	Utah Medical Products, Inc.	150,000	4,398,000
			Young Innovations, Inc.(2)	635,000	16,706,850
Park Electrochemical Corp.	125,000	3,081,250
			Zoll Medical Corp.(1)	215,000	4,626,800
PC Connection, Inc.(1)	440,000	2,393,600
Rogers Corp.(1)	215,000	6,443,550			38,048,550
			HEALTH CARE PROVIDERS & SERVICES — 3.0%
Tech Data Corp.(1)	55,000	2,288,550
			Alliance HealthCare
TTM Technologies, Inc.(1)	160,000	1,835,200	Services, Inc.(1)	545,000	3,084,700
Vishay			Almost Family, Inc.(1)	100,000	2,975,000
Intertechnology, Inc.(1)	280,000	2,212,000
			AMERIGROUP Corp.(1)	135,000	2,992,950
		42,177,550
			Amsurg Corp.(1)	270,000	5,732,100
ENERGY EQUIPMENT & SERVICES — 1.4%
Bristow Group, Inc.(1)	75,000	2,226,750	Assisted Living Concepts,
			Inc., Class A(1)	185,000	3,833,200
Global Industries Ltd.(1)	210,000	1,995,000
			Kindred Healthcare, Inc.(1)	180,000	2,921,400
Helix Energy Solutions			LifePoint Hospitals, Inc.(1)	120,000	3,247,200
Group, Inc.(1)	150,000	2,247,000
Key Energy Services, Inc.(1)	370,000	3,219,000	Magellan Health
			Services, Inc.(1)	340,000	10,560,400
Lufkin Industries, Inc.	45,000	2,393,100	National Healthcare Corp.	165,000	6,152,850
North American Energy			U.S. Physical Therapy, Inc.(1)	280,735	4,230,677
Partners, Inc.(1)	275,000	1,650,000
Superior Energy					45,730,477
Services, Inc.(1)	100,000	2,252,000	HOTELS, RESTAURANTS & LEISURE — 1.5%
Unit Corp.(1)	105,000	4,331,250	Bally Technologies, Inc.(1)	100,000	3,837,000
		20,314,100	Bob Evans Farms, Inc.	110,000	3,196,600
FOOD & STAPLES RETAILING — 0.9%			Burger King Holdings, Inc.	175,000	3,078,250
BJ’s Wholesale Club, Inc.(1)	65,000	2,354,300	Jack in the Box, Inc.(1)	175,000	3,585,750
Casey’s General Stores, Inc.	65,000	2,039,700	Red Robin Gourmet
			Burgers, Inc.(1)	320,000	6,534,400
Ruddick Corp.	105,000	2,795,100
			Ruby Tuesday, Inc.(1)	275,000	2,315,500
Weis Markets, Inc.	175,572	5,609,525
		12,798,625			22,547,500
FOOD PRODUCTS — 0.5%			HOUSEHOLD DURABLES — 0.6%
B&G Foods, Inc., Class A	265,000	2,170,350	CSS Industries, Inc	15,000	296,550
Corn Products			Helen of Troy Ltd.(1)	95,000	1,845,850
International, Inc.	65,000	1,853,800	Jarden Corp.	75,000	2,105,250
Farmer Bros. Co.	35,000	724,500	M.D.C. Holdings, Inc.	60,000	2,084,400
Seneca Foods Corp.,			M/I Homes, Inc.(1)	175,000	2,378,250
Class A(1)	80,000	2,192,000			8,710,300
		6,940,650	HOUSEHOLD PRODUCTS — 0.2%
			WD-40 Co.	105,000	2,982,000

20

Small Cap Value

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 0.2%			LIFE SCIENCES TOOLS & SERVICES — 0.5%
Tredegar Corp.	170,000	$ 2,465,000	Pharmaceutical Product
INSURANCE — 5.2%			Development, Inc.	375,000	$ 8,227,500
American Equity Investment			MACHINERY — 3.8%
Life Holding Co.	335,000	2,351,700	Actuant Corp., Class A	370,000	5,942,200
Assured Guaranty Ltd.	185,000	3,592,700	Barnes Group, Inc.	265,000	4,528,850
Baldwin & Lyons, Inc.,			FreightCar America, Inc.	115,000	2,794,500
Class B	265,000	6,214,250	IDEX Corp.	120,000	3,354,000
Delphi Financial Group, Inc.,			Kadant, Inc.(1)	165,000	2,001,450
Class A	120,000	2,715,600
			Kaydon Corp.	65,000	2,107,300
Erie Indemnity Co., Class A	260,000	9,739,600
			Kennametal, Inc.	220,000	5,414,200
Hanover Insurance
Group, Inc. (The)	125,000	5,166,250	Lincoln Electric
			Holdings, Inc.	115,000	5,456,750
HCC Insurance
Holdings, Inc.	500,000	13,675,000	Mueller Industries, Inc.	425,000	10,144,750
Max Capital Group Ltd.	145,000	3,098,650	Mueller Water Products,
			Inc., Class A	930,000	5,096,400
Mercer Insurance
Group, Inc.(2)	300,000	5,421,000	Pentair, Inc.	75,000	2,214,000
Platinum Underwriters			RBC Bearings, Inc.(1)	130,000	3,032,900
Holdings Ltd.	180,000	6,451,200	Robbins & Myers, Inc.	135,000	3,169,800
ProAssurance Corp.(1)	105,000	5,479,950	Wabtec Corp.	60,000	2,251,800
United Fire & Casualty Co.	125,000	2,237,500			57,508,900
Unitrin, Inc.	175,000	3,410,750	MARINE — 0.5%
Validus Holdings Ltd.	145,905	3,764,349	Diana Shipping, Inc.	375,000	4,875,000
Zenith National			Genco Shipping
Insurance Corp.	145,000	4,480,500	& Trading Ltd.	140,000	2,909,200
		77,798,999			7,784,200
INTERNET SOFTWARE & SERVICES — 0.7%			MEDIA — 3.1%
Akamai Technologies, Inc.(1)	160,000	3,148,800	Belo Corp., Class A	625,000	3,381,250
IAC/InterActiveCorp(1)	170,000	3,432,300	E.W. Scripps Co. (The),
			Class A(1)	735,000	5,512,500
RealNetworks, Inc.(1)	1,175,000	4,371,000
			Entercom Communications
		10,952,100	Corp., Class A(1)	1,028,191	5,243,774
IT SERVICES — 1.5%			Entravision Communications
CACI International, Inc.,			Corp., Class A(1)	3,194,902	5,527,181
Class A(1)	75,000	3,545,250
			Gannett Co., Inc.	185,000	2,314,350
Cass Information			Harte-Hanks, Inc.	325,000	4,494,750
Systems, Inc.	85,000	2,538,100
Heartland Payment			Interactive Data Corp.	115,000	3,014,150
Systems, Inc.	150,000	2,176,500	Journal Communications,
MAXIMUS, Inc.	45,000	2,097,000	Inc., Class A	984,500	3,622,960
			McClatchy Co. (The),
NeuStar, Inc., Class A(1)	80,000	1,808,000	Class A	2,725,000	6,976,000
Perot Systems Corp.,			Sinclair Broadcast Group,
Class A(1)	210,000	6,237,000	Inc., Class A, Class A	1,175,000	4,206,500
Total System Services, Inc.	230,000	3,705,300	Value Line, Inc.	90,000	2,778,300
		22,107,150			47,071,715
LEISURE EQUIPMENT & PRODUCTS — 0.5%			METALS & MINING — 2.0%
JAKKS Pacific, Inc.(1)	165,000	2,362,800	Brush Engineered
RC2 Corp.(1)	130,000	1,852,500	Materials, Inc.(1)	120,000	2,935,200
Sport Supply Group, Inc.	275,000	2,802,250	Carpenter Technology Corp.	155,000	3,625,450
		7,017,550	Commercial Metals Co.	200,000	3,580,000

21

Small Cap Value

	Shares	Value		Shares	Value
Globe Specialty			PHARMACEUTICALS — 1.0%
Metals, Inc.(1)	270,000	$ 2,435,400	Biovail Corp.	160,000	$ 2,468,800
Haynes International, Inc.(1)	180,000	5,727,600	Endo Pharmaceuticals
Kaiser Aluminum Corp.	45,000	1,636,200	Holdings, Inc.(1)	185,000	4,186,550
Mesabi Trust	270,000	2,740,500	Obagi Medical
Royal Gold, Inc.	85,000	3,876,000	Products, Inc.(1)	145,000	1,682,000
RTI International			Par Pharmaceutical
Metals, Inc.(1)	125,000	3,113,750	Cos., Inc.(1)	95,000	2,043,450
		29,670,100	Perrigo Co.	90,000	3,059,100
MULTILINE RETAIL — 0.5%			Sepracor, Inc.(1)	90,000	2,061,000
Big Lots, Inc.(1)	190,000	4,753,800			15,500,900
Fred’s, Inc., Class A	185,000	2,355,050	PROFESSIONAL SERVICES — 0.9%
		7,108,850	CDI Corp.	190,000	2,669,500
MULTI-UTILITIES — 0.8%			Heidrick & Struggles
			International, Inc.	110,000	2,558,600
Avista Corp.	165,000	3,336,300
			Korn/Ferry International(1)	120,000	1,750,800
Black Hills Corp.	140,000	3,523,800
			MPS Group, Inc.(1)	195,000	2,051,400
MDU Resources Group, Inc.	155,000	3,231,750
			TrueBlue, Inc.(1)	150,000	2,110,500
NorthWestern Corp.	105,000	2,565,150
		12,657,000	Watson Wyatt Worldwide,
			Inc., Class A	60,000	2,613,600
OFFICE ELECTRONICS — 0.1%					13,754,400
Zebra Technologies Corp.,
Class A(1)	80,000	2,074,400	REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.4%
OIL, GAS & CONSUMABLE FUELS — 3.5%			BioMed Realty Trust, Inc.	150,000	2,070,000
Berry Petroleum Co., Class A	75,000	2,008,500	Capstead Mortgage Corp.	195,000	2,712,450
Bill Barrett Corp.(1)	185,000	6,066,150	Chimera Investment Corp.	985,000	3,762,700
DHT Maritime, Inc.	1,700,000	6,392,000	DCT Industrial Trust, Inc.	585,000	2,989,350
Forest Oil Corp.(1)	520,000	10,176,400	Getty Realty Corp.	85,000	2,085,900
Frontier Oil Corp.	255,000	3,549,600	Hatteras Financial Corp.	90,000	2,698,200
Goodrich Petroleum Corp.(1)	85,000	2,193,850	Healthcare Realty Trust, Inc.	160,000	3,380,800
			Highwoods Properties, Inc.	195,000	6,132,750
Mariner Energy, Inc.(1)	360,000	5,104,800
			Inland Real Estate Corp.	170,000	1,489,200
Nordic American
Tanker Shipping	70,000	2,070,600	Medical Properties
			Trust, Inc.	290,000	2,264,900
Penn Virginia Corp.	135,000	3,092,850	MFA Financial, Inc.	800,000	6,368,000
St. Mary Land
& Exploration Co.	75,000	2,434,500	National Health
			Investors, Inc.	110,000	3,481,500
W&T Offshore, Inc.	860,000	10,070,600	National Retail
		53,159,850	Properties, Inc.	100,000	2,147,000
PAPER & FOREST PRODUCTS — 0.4%			Omega Healthcare
Louisiana-Pacific Corp.(1)	475,013	3,168,337	Investors, Inc.	140,000	2,242,800
P.H. Glatfelter Co.	185,000	2,123,800	Redwood Trust, Inc.	120,000	1,860,000
		5,292,137	Senior Housing
PERSONAL PRODUCTS — 0.7%			Properties Trust	115,000	2,197,650
Alberto-Culver Co.	65,000	1,799,200	Sunstone Hotel
			Investors, Inc.(1)	205,000	1,455,500
Inter Parfums, Inc.	305,000	3,724,050
			Washington Real Estate
Prestige Brands			Investment Trust	80,000	2,304,000
Holdings, Inc.(1)	345,000	2,428,800
Schiff Nutrition					51,642,700
International, Inc.	460,000	2,396,600
		10,348,650

22

Small Cap Value

	Shares	Value		Shares	Value
ROAD & RAIL — 0.5%			Children’s Place Retail
Arkansas Best Corp.	90,000	$ 2,694,600	Stores, Inc. (The)(1)	175,000	$ 5,243,000
Old Dominion Freight			Christopher & Banks Corp.	680,000	4,603,600
Line, Inc.(1)	65,000	1,977,950	Dress Barn, Inc. (The)(1)	245,000	4,392,850
Werner Enterprises, Inc.	120,000	2,235,600	DSW, Inc., Class A(1)	130,000	2,076,100
		6,908,150	Finish Line, Inc. (The),
SEMICONDUCTORS & SEMICONDUCTOR			Class A	590,000	5,994,400
EQUIPMENT — 2.5%			Foot Locker, Inc.	200,000	2,390,000
Cohu, Inc.	165,000	2,237,400	Genesco, Inc.(1)	235,000	5,656,450
Cymer, Inc.(1)	65,000	2,525,900	Hot Topic, Inc.(1)	400,000	2,996,000
Integrated Device			Men’s Wearhouse, Inc. (The)	105,000	2,593,500
Technology, Inc.(1)	475,000	3,211,000
			PEP Boys-Manny
Intellon Corp.(1)	615,000	4,360,350	Moe & Jack	310,000	3,028,700
Intersil Corp., Class A	195,000	2,985,450	RadioShack Corp.	140,000	2,319,800
Mattson Technology, Inc.(1)	800,000	2,256,000	Rent-A-Center, Inc.,
MEMC Electronic			Class A(1)	240,000	4,531,200
Materials, Inc.(1)	175,000	2,910,250	Stage Stores, Inc.	180,000	2,332,800
MKS Instruments, Inc.(1)	135,000	2,604,150	Wet Seal, Inc. (The),
Rudolph Technologies, Inc.(1)	283,718	2,099,513	Class A(1)	1,225,000	4,630,500
Sigma Designs, Inc.(1)	195,000	2,833,350			71,462,400
Varian Semiconductor			TEXTILES, APPAREL & LUXURY GOODS — 1.2%
Equipment Associates, Inc.(1)	90,000	2,955,600	Crocs, Inc.(1)	300,000	1,995,000
Verigy Ltd.(1)	375,000	4,357,500	Deckers Outdoor Corp.(1)	65,000	5,515,250
Zoran Corp.(1)	190,000	2,188,800	Skechers U.S.A., Inc.,
			Class A(1)	105,000	1,799,700
		37,525,263
SOFTWARE — 3.5%			Volcom, Inc.(1)	145,000	2,389,600
Aspen Technology, Inc.(1)	290,000	2,958,000	Weyco Group, Inc.	100,000	2,290,000
Cadence Design			Wolverine World Wide, Inc.	150,000	3,726,000
Systems, Inc.(1)	300,000	2,202,000			17,715,550
Compuware Corp.(1)	400,000	2,932,000	THRIFTS & MORTGAGE FINANCE — 1.7%
Parametric			Brookline Bancorp., Inc.	300,000	2,916,000
Technology Corp.(1)	1,025,000	14,165,500	First Financial
Radiant Systems, Inc.(1)	205,000	2,201,700	Northwest, Inc.	385,000	2,240,700
Sybase, Inc.(1)	275,000	10,697,500	First Niagara Financial
			Group, Inc.	520,000	6,411,600
Synopsys, Inc.(1)	150,000	3,363,000
			Flushing Financial Corp.	185,000	2,109,000
THQ, Inc.(1)	710,000	4,856,400
			K-Fed Bancorp.	260,000	2,345,200
TIBCO Software, Inc.(1)	370,000	3,511,300
			PMI Group, Inc. (The)	475,000	2,018,750
Ulticom, Inc.(2)	2,112,830	6,127,207	Provident Financial
		53,014,607	Services, Inc.	215,000	2,212,350
SPECIALTY RETAIL — 4.7%			Washington Federal, Inc.	270,000	4,552,200
Aaron’s, Inc.	115,000	3,036,000			24,805,800
American Eagle			TRADING COMPANIES & DISTRIBUTORS — 1.0%
Outfitters, Inc.	175,000	2,950,500	GATX Corp.	80,000	2,236,000
Barnes & Noble, Inc.	165,000	3,666,300	Kaman Corp.	260,000	5,714,800
Bebe Stores, Inc.	305,000	2,244,800	Lawson Products, Inc.	180,000	3,133,800
Cabela’s, Inc.(1)	295,000	3,935,300	WESCO International, Inc.(1)	125,000	3,600,000
Cato Corp. (The), Class A	140,000	2,840,600			14,684,600

23

Small Cap Value

	Shares	Value		Shares	Value

WATER UTILITIES — 0.2%			Temporary Cash Investments — 2.3%
Artesian Resources Corp.,
Class A	175,000	$ 2,943,500	JPMorgan U.S. Treasury
			Plus Money Market Fund
TOTAL COMMON STOCKS			Agency Shares	27,332	$ 27,332
(Cost $1,158,592,345)	1,369,048,256
			Repurchase Agreement, Credit Suisse First
Convertible Preferred Stocks — 4.5%			Boston, Inc., (collateralized by various
			U.S. Treasury obligations, 0.24%, 6/10/10,
COMMERCIAL BANKS — 0.2%			valued at $35,498,718), in a joint trading
Huntington Bancshares, Inc.,			account at 0.01%, dated 9/30/09, due
Series A, 8.50%, 4/15/13(3)	2,200	1,914,000	10/1/09 (Delivery value $34,800,010)		34,800,000
Midwest Banc Holdings, Inc.,			TOTAL TEMPORARY
Series A, 7.75%, 12/10/12(3)	140,000	448,000	CASH INVESTMENTS
		2,362,000	(Cost $34,827,332)		34,827,332
INSURANCE — 2.6%			TOTAL INVESTMENT
Aspen Insurance Holdings			SECURITIES — 98.7%
Ltd., Series AHL,			(Cost $1,270,927,050)		1,487,300,115
5.625%, 2/6/13(3)	770,000	39,077,500	OTHER ASSETS
LEISURE EQUIPMENT & PRODUCTS — 0.3%			AND LIABILITIES — 1.3%		19,059,836
Callaway Golf Co., Series B,			TOTAL NET ASSETS — 100.0%		$1,506,359,951
7.50%, 6/15/12(3)(4)	40,000	5,030,000
MEDIA — 0.2%			Notes to Schedule of Investments
LodgeNet Interactive Corp.,			(1) Non-income producing.
10.00%, 12/31/49(1)(3)(4)	1,669	3,509,073	(2) Affiliated Company: the fund’s holding represents ownership of
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			5% or more of the voting securities of the company; therefore, the
Digital Realty Trust, Inc.,			company is affiliated as defined in the Investment Company Act of
Series D, 5.50%, 2/6/13(3)	305,000	8,555,250	1940.
Entertainment Properties			(3) Perpetual security. These securities do not have a predetermined
Trust, Series E,			maturity date. The coupon rates are fixed for a period of time and
9.00%, 4/20/13(3)	125,000	2,696,250	may be structured to adjust thereafter. Interest reset or next call
			date is indicated, as applicable.
Lexington Realty Trust,
Series C, 6.50%, 11/16/09(3)	70,000	2,088,100	(4) Security was purchased under Rule 144A or Section 4(2) of
			the Securities Act of 1933 or is a private placement and, unless
		13,339,600	registered under the Act or exempted from registration, may only
TOBACCO — 0.3%			be sold to qualified institutional investors. The aggregate value
Universal Corp.,			of these securities at the period end was $8,539,073, which
6.75%, 3/15/18(3)	4,900	5,145,000	represented 0.6% of total net assets.
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $63,186,360)		68,463,173	See Notes to Financial Statements.

Preferred Stocks — 1.0%
INSURANCE — 0.3%
Odyssey Re Holdings
Corp., Series A,
8.125%, 10/20/10(3)	150,000	3,753,000
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
National Retail Properties,
Inc., Series C,
7.375%, 10/12/11(3)	275,000	6,294,750
PS Business Parks, Inc.,
Series K, 7.95%, 11/9/09(3)	205,000	4,913,604
		11,208,354
TOTAL PREFERRED STOCKS
(Cost $14,321,013)		14,961,354

24

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
	Mid Cap Value	Small Cap Value
Assets
Investment securities — unaffiliated, at value (cost of $374,599,828
and $1,228,597,570, respectively)	$431,857,733	$1,452,730,558
Investment securities — affiliated, at value (cost of $– and
$42,329,480, respectively)	—	34,569,557
Total investment securities, at value (cost of $374,599,828
and $1,270,927,050, respectively)	431,857,733	1,487,300,115
Receivable for investments sold	6,022,754	25,684,593
Receivable for capital shares sold	743,223	13,497,104
Dividends and interest receivable	903,500	2,765,274
	439,527,210	1,529,247,086

Liabilities
Payable for investments purchased	9,331,364	19,247,573
Payable for capital shares redeemed	189,393	2,160,720
Payable for forward foreign currency exchange contracts	184,606	—
Accrued management fees	327,920	1,412,353
Distribution and service fees payable	12,968	66,489
	10,046,251	22,887,135

Net Assets	$429,480,959	$1,506,359,951

See Notes to Financial Statements.

25

SEPTEMBER 30, 2009 (UNAUDITED)
	Mid Cap Value	Small Cap Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$480,233,522	$1,689,164,709
Undistributed net investment income	422,472	1,824,676
Accumulated net realized loss on investment
and foreign currency transactions	(108,233,848)	(401,002,499)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	57,058,813	216,373,065
	$429,480,959	$1,506,359,951

Investor Class, $0.01 Par Value
Net assets	$335,155,376	$717,336,572
Shares outstanding	33,393,394	103,076,254
Net asset value per share	$10.04	$6.96

Institutional Class, $0.01 Par Value
Net assets	$37,771,352	$457,256,682
Shares outstanding	3,762,683	65,480,982
Net asset value per share	$10.04	$6.98

Advisor Class, $0.01 Par Value
Net assets	$47,996,582	$331,766,697
Shares outstanding	4,782,196	47,800,084
Net asset value per share	$10.04	$6.94

R Class, $0.01 Par Value
Net assets	$8,557,649	N/A
Shares outstanding	852,626	N/A
Net asset value per share	$10.04	N/A

See Notes to Financial Statements.

26

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
	Mid Cap Value	Small Cap Value
Investment Income (Loss)
Income:
Dividends (including $— and $9,187,418, respectively, from affiliates
and net of foreign taxes withheld of $36,651 and $53,291, respectively)	$ 4,675,211	$ 23,439,069
Interest	2,798	18,419
	4,678,009	23,457,488

Expenses:
Management fees	1,668,865	7,161,026
Distribution and service fees:
Advisor Class	46,693	347,031
R Class	15,517	—
Directors’ fees and expenses	7,329	28,283
Other expenses	5	10
	1,738,409	7,536,350

Net investment income (loss)	2,939,600	15,921,138

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $– and $(4,486,713)
from affiliates, respectively)	7,352,257	17,784,970
Foreign currency transactions	(112,428)	—
	7,239,829	17,784,970

Change in net unrealized appreciation (depreciation) on:
Investments	94,751,454	435,957,901
Translation of assets and liabilities in foreign currencies	(227,902)	—
	94,523,552	435,957,901

Net realized and unrealized gain (loss)	101,763,381	453,742,871

Net Increase (Decrease) in Net Assets Resulting from Operations	$104,702,981	$469,664,009

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
	Mid Cap Value		Small Cap Value
Increase (Decrease) in Net Assets	Sept. 30, 2009	March 31, 2009	Sept. 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 2,939,600	$ 5,984,436	$ 15,921,138	$ 22,796,973
Net realized gain (loss)	7,239,829	(75,849,439)	17,784,970	(282,679,366)
Change in net unrealized
appreciation (depreciation)	94,523,552	(27,581,130)	435,957,901	(165,421,152)
Net increase (decrease) in net assets
resulting from operations	104,702,981	(97,446,133)	469,664,009	(425,303,545)

Distributions to Shareholders
From net investment income:
Investor Class	(2,132,623)	(5,060,283)	(8,919,106)	(10,241,684)
Institutional Class	(187,088)	(410,293)	(5,773,208)	(6,416,710)
Advisor Class	(248,184)	(457,530)	(3,951,223)	(4,047,581)
R Class	(33,436)	(52,176)	—	—
From net realized gains:
Investor Class	—	—	—	(1,417,907)
Institutional Class	—	—	—	(811,201)
Advisor Class	—	—	—	(711,770)
Decrease in net assets from distributions	(2,601,331)	(5,980,282)	(18,643,537)	(23,646,853)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	68,595,780	40,809,631	162,163,639	(47,489,658)

Net increase (decrease) in net assets	170,697,430	(62,616,784)	613,184,111	(496,440,056)

Net Assets
Beginning of period	258,783,529	321,400,313	893,175,840	1,389,615,896
End of period	$429,480,959	$258,783,529	$1,506,359,951	$ 893,175,840

Undistributed net investment income	$422,472	$84,203	$1,824,676	$4,547,075

See Notes to Financial Statements.

28

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Mid Cap Value Fund (Mid Cap Value) and Small Cap Value Fund (Small Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. The production of income is a secondary objective. Mid Cap Value pursues its investment objective by investing in stocks of mid-sized market capitalization companies that management believes to be undervalued at the time of purchase. Small Cap Value pursues its investment objective by investing in stocks of smaller market capitalization companies that management believes to be undervalued at the time of purchase. The following is a summary of the funds’ significant accounting policies.

Multiple Class — Mid Cap Value is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the R Class. Small Cap Value is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

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Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Business Development Companies — Small Cap Value may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange traded fund and represents a portfolio of securities. Small Cap Value may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

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Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Mid Cap Value is 1.00%, 0.80%, 1.00% and 1.00% for the Investor Class, Institutional Class, Advisor Class and R Class, respectively. The annual management fee schedule for Small Cap Value ranges from 1.00% to 1.25% for the Investor Class and Advisor Class. The Institutional Class is 0.20% less at each point within the range for Small Cap Value.

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The effective annual management fee for each class of each fund for the six months ended September 30, 2009, was as follows:

	Mid Cap Value	Small Cap Value
Investor	1.00%	1.25%
Institutional	0.80%	1.05%
Advisor	1.00%	1.25%
R	1.00%	N/A

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the Advisor Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended September 30, 2009, were as follows:

	Mid Cap Value	Small Cap Value
Purchases	$301,627,804	$863,046,935
Sales	$236,469,738	$740,644,879

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4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Mid Cap Value
Investor Class/Shares Authorized	100,000,000		75,000,000
Sold	8,379,218	$74,918,755	11,583,385	$100,805,312
Issued in reinvestment of distributions	196,011	1,813,760	470,378	4,166,891
Redeemed	(3,928,225)	(34,918,736)	(9,108,024)	(81,605,589)
	4,647,004	41,813,779	2,945,739	23,366,614
Institutional Class/Shares Authorized	20,000,000		20,000,000
Sold	1,672,719	16,207,066	1,336,091	11,458,786
Issued in reinvestment of distributions	16,562	152,697	44,956	396,391
Redeemed	(359,629)	(3,162,995)	(578,563)	(4,718,425)
	1,329,652	13,196,768	802,484	7,136,752
Advisor Class/Shares Authorized	20,000,000		20,000,000
Sold	1,687,382	14,908,071	2,092,852	17,133,819
Issued in reinvestment of distributions	26,668	247,406	52,237	453,144
Redeemed	(479,992)	(4,362,822)	(1,030,530)	(9,152,116)
	1,234,058	10,792,655	1,114,559	8,434,847
R Class/Shares Authorized	20,000,000		20,000,000
Sold	413,598	3,648,029	379,003	3,043,519
Issued in reinvestment of distributions	3,582	33,436	6,073	52,176
Redeemed	(99,557)	(888,887)	(147,769)	(1,224,277)
	317,623	2,792,578	237,307	1,871,418
Net increase (decrease)	7,528,337	$68,595,780	5,100,089	$ 40,809,631

Small Cap Value
Investor Class/Shares Authorized	500,000,000		500,000,000
Sold	23,071,735	$139,805,849	18,359,040	$107,055,962
Issued in reinvestment of distributions	1,507,232	8,763,042	1,864,672	11,463,956
Redeemed	(10,736,484)	(63,664,694)	(35,426,119)	(216,690,910)
	13,842,483	84,904,197	(15,202,407)	(98,170,992)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	12,948,450	79,990,685	14,335,511	86,227,985
Issued in reinvestment of distributions	897,316	5,264,663	1,042,135	6,425,536
Redeemed	(3,292,726)	(19,806,941)	(13,056,836)	(79,974,617)
	10,553,040	65,448,407	2,320,810	12,678,904
Advisor Class/Shares Authorized	190,000,000		190,000,000
Sold	5,870,728	35,358,708	16,680,664	106,892,904
Issued in reinvestment of distributions	536,261	3,084,386	664,645	4,023,372
Redeemed	(4,509,298)	(26,632,059)	(12,337,993)	(72,913,846)
	1,897,691	11,811,035	5,007,316	38,002,430
Net increase (decrease)	26,293,214	$162,163,639	(7,874,281)	$(47,489,658)

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5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2009, follows:

	March 31, 2009					September 30, 2009
	Share	Purchase		Realized	Dividend	Share	Market
Fund/Company	Balance	Cost	Sales Cost	Gain (Loss)	Income	Balance	Value

Small Cap Value
Cutera, Inc.(1)	655,000	$1,156,755	$ 942,982	$ (394,888)	—	730,000	$ 6,314,500
DHT Maritime, Inc.(2)	2,318,922	2,357,567	9,280,955	(3,244,720)	$ 487,500	1,700,000	(2)
Mercer Insurance
Group, Inc.	275,000	557,521	168,450	7,619	43,875	300,000	5,421,000
Ulticom, Inc.	1,908,975	519,895	489,975	(232,534)	8,524,598	2,112,830	6,127,207
Utah Medical
Products, Inc.(2)	180,000	471,677	1,493,763	(93,318)	77,987	150,000	(2)
Young Innovations, Inc.	725,000	866,505	3,487,482	(528,872)	53,458	635,000	16,706,850
		$5,929,920	$15,863,607	$(4,486,713)	$9,187,418		$34,569,557
(1)	Non-income producing.
(2)	Company was not an affiliate at September 30, 2009.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data  (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3

Mid Cap Value
Investment Securities
Domestic Common Stocks	$400,680,522	—	—
Foreign Common Stocks	14,224,641	$ 8,594,586	—
Temporary Cash Investments	57,984	8,300,000	—
Total Value of Investment Securities	$414,963,147	$16,894,586	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(184,606)	—

Small Cap Value
Investment Securities
Common Stocks	$1,369,048,256	—	—
Convertible Preferred Stocks	—	$ 68,463,173	—
Preferred Stocks	—	14,961,354	—
Temporary Cash Investments	27,332	34,800,000	—
Total Value of Investment Securities	$1,369,075,588	$118,224,527	—

7. Derivative Instruments

Foreign Currency Risk — Mid Cap Value is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, Mid Cap Value participated in forward foreign currency exchange contracts.

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For Mid Cap Value, the value of foreign currency risk derivatives as of September 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $184,606 in payable for forward foreign currency exchange contracts. For Mid Cap Value, for the six months ended September 30, 2009, the effect of foreign currency exchange rate risk derivatives on the Statement of Operations was $(124,352) in net realized gain (loss) on foreign currency transactions and $(214,550) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

For Mid Cap Value, the value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the fund’s typical volume.

8. Risk Factors

Small Cap Value generally invests in smaller companies which may be more volatile, and subject to greater short-term risk than those of larger companies. In addition, Small Cap Value’s performance may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund’s performance as its assets grow.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2009, the funds did not utilize the program.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

	Mid Cap Value	Small Cap Value
Federal tax cost of investments	$405,037,601	$1,399,342,230
Gross tax appreciation of investments	$34,972,282	$154,577,338
Gross tax depreciation of investments	(8,152,150)	(66,619,453)
Net tax appreciation (depreciation) of investments	$26,820,132	$ 87,957,885

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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As of March 31, 2009, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

The capital and currency loss deferrals listed below represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	Mid Cap Value	Small Cap Value
Accumulated capital losses	$(37,541,838)	$(77,582,460)
Capital loss deferrals	$(35,895,371)	$(199,584,573)
Currency loss deferrals	$(179,925)	—

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

Mid Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.32	$10.02
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.08	0.19	0.16	0.16	0.21	0.09
Net Realized and
Unrealized Gain (Loss)	2.69	(3.32)	(1.51)	1.87	1.70	1.54
Total From
Investment Operations	2.77	(3.13)	(1.35)	2.03	1.91	1.63
Distributions
From Net
Investment Income	(0.07)	(0.19)	(0.16)	(0.14)	(0.21)	(0.06)
From Net
Realized Gains	—	—	(1.16)	(0.66)	(0.92)	(0.27)
Total Distributions	(0.07)	(0.19)	(1.32)	(0.80)	(1.13)	(0.33)
Net Asset Value,
End of Period	$10.04	$7.34	$10.66	$13.33	$12.10	$11.32

Total Return(3)	37.79%	(29.66)%	(10.84)%	17.12%	17.62%	16.40%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.00%(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.76%(4)	2.10%	1.25%	1.30%	1.77%	0.83%
Portfolio Turnover Rate	71%	173%	206%	187%	228%	192%
Net Assets, End of Period
(in thousands)	$335,155	$210,960	$274,918	$301,642	$115,262	$42,059
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

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Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.33	$10.07
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.09	0.21	0.18	0.19	0.24	0.07
Net Realized and
Unrealized Gain (Loss)	2.69	(3.32)	(1.51)	1.87	1.69	1.51
Total From
Investment Operations	2.78	(3.11)	(1.33)	2.06	1.93	1.58
Distributions
From Net
Investment Income	(0.08)	(0.21)	(0.18)	(0.17)	(0.24)	(0.05)
From Net
Realized Gains	—	—	(1.16)	(0.66)	(0.92)	(0.27)
Total Distributions	(0.08)	(0.21)	(1.34)	(0.83)	(1.16)	(0.32)
Net Asset Value,
End of Period	$10.04	$7.34	$10.66	$13.33	$12.10	$11.33

Total Return(4)	37.92%	(29.52)%	(10.67)%	17.36%	17.74%	15.82%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.80%(5)	0.80%	0.80%	0.80%	0.80%	0.80%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.96%(5)	2.30%	1.45%	1.50%	1.97%	1.00%(5)
Portfolio Turnover Rate	71%	173%	206%	187%	228%	192%(6)
Net Assets, End of Period
(in thousands)	$37,771	$17,859	$17,378	$20,623	$10,510	$8,082
(1)	Six months ended September 30, 2009 (unaudited).
(2)	August 2, 2004 (commencement of sale) through March 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

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Mid Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value,
Beginning of Period	$7.34	$10.66	$13.33	$12.10	$11.32	$10.99
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.07	0.17	0.13	0.14	0.16	0.03
Net Realized and
Unrealized Gain (Loss)	2.69	(3.32)	(1.51)	1.86	1.72	0.31
Total From
Investment Operations	2.76	(3.15)	(1.38)	2.00	1.88	0.34
Distributions
From Net
Investment Income	(0.06)	(0.17)	(0.13)	(0.11)	(0.18)	(0.01)
From Net
Realized Gains	—	—	(1.16)	(0.66)	(0.92)	—
Total Distributions	(0.06)	(0.17)	(1.29)	(0.77)	(1.10)	(0.01)
Net Asset Value,
End of Period	$10.04	$7.34	$10.66	$13.33	$12.10	$11.32

Total Return(4)	37.61%	(29.84)%	(11.07)%	16.83%	17.32%	3.05%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.25%(5)	1.25%	1.25%	1.25%	1.25%	1.25%(5)
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.51%(5)	1.85%	1.00%	1.05%	1.52%	1.34%(5)
Portfolio Turnover Rate	71%	173%	206%	187%	228%	192%(6)
Net Assets, End of Period
(in thousands)	$47,997	$26,039	$25,932	$21,412	$8,175	$1,057
(1)	Six months ended September 30, 2009 (unaudited).
(2)	January 13, 2005 (commencement of sale) through March 31, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2005.

See Notes to Financial Statements.

40

Mid Cap Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.34	$10.65	$13.32	$12.09	$12.21
Income From Investment Operations
Net Investment Income (Loss)(3)	0.06	0.15	0.10	0.13	0.07
Net Realized and
Unrealized Gain (Loss)	2.68	(3.32)	(1.51)	1.84	0.79
Total From Investment Operations	2.74	(3.17)	(1.41)	1.97	0.86
Distributions
From Net Investment Income	(0.04)	(0.14)	(0.10)	(0.08)	(0.06)
From Net Realized Gains	—	—	(1.16)	(0.66)	(0.92)
Total Distributions	(0.04)	(0.14)	(1.26)	(0.74)	(0.98)
Net Asset Value, End of Period	$10.04	$7.34	$10.65	$13.32	$12.09

Total Return(4)	37.44%	(29.95)%	(11.30)%	16.55%	7.56%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets	1.50%(5)	1.50%	1.50%	1.50%	1.50%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.26%(5)	1.60%	0.75%	0.80%	0.97%(5)
Portfolio Turnover Rate	71%	173%	206%	187%	228%(6)
Net Assets, End of Period (in thousands)	$8,558	$3,926	$3,172	$820	$27
(1)	Six months ended September 30, 2009 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

41

Small Cap Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.70	$7.02	$10.01	$10.45	$10.07	$9.71
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.08	0.12	0.09	0.06	0.06	0.03
Net Realized and
Unrealized Gain (Loss)	2.27	(2.31)	(1.16)	0.87	1.72	1.31
Total From
Investment Operations	2.35	(2.19)	(1.07)	0.93	1.78	1.34
Distributions
From Net
Investment Income	(0.09)	(0.11)	(0.09)	(0.04)	(0.06)	(0.03)
From Net
Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.09)	(0.13)	(1.92)	(1.37)	(1.40)	(0.98)
Net Asset Value,
End of Period	$6.96	$4.70	$7.02	$10.01	$10.45	$10.07

Total Return(3)	50.46%	(31.69)%	(12.22)%	9.38%	18.67%	14.00%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets(4)	1.25%(5)	1.25%	1.26%	1.25%	1.25%	1.25%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.64%(5)	1.93%	1.01%	0.57%	0.58%	0.32%
Portfolio Turnover Rate	63%	192%	123%	121%	111%	108%
Net Assets, End of Period
(in thousands)	$717,337	$419,206	$732,968	$1,261,392	$1,390,024	$1,252,153
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Ratio of operating expenses to average net assets does not include any fees of the acquired funds.
(5) Annualized.

See Notes to Financial Statements.

42

Small Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.71	$7.04	$10.03	$10.47	$10.08	$9.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.09	0.13	0.11	0.08	0.08	0.05
Net Realized and
Unrealized Gain (Loss)	2.28	(2.32)	(1.17)	0.87	1.73	1.31
Total From
Investment Operations	2.37	(2.19)	(1.06)	0.95	1.81	1.36
Distributions
From Net
Investment Income	(0.10)	(0.12)	(0.10)	(0.06)	(0.08)	(0.05)
From Net
Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.10)	(0.14)	(1.93)	(1.39)	(1.42)	(1.00)
Net Asset Value,
End of Period	$6.98	$4.71	$7.04	$10.03	$10.47	$10.08

Total Return(3)	50.71%	(31.61)%	(12.05)%	9.52%	18.98%	14.20%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets(4)	1.05%(5)	1.05%	1.06%	1.05%	1.05%	1.05%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.84%(5)	2.13%	1.21%	0.77%	0.78%	0.52%
Portfolio Turnover Rate	63%	192%	123%	121%	111%	108%
Net Assets, End of Period
(in thousands)	$457,257	$258,902	$370,422	$443,173	$435,327	$314,700
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Ratio of operating expenses to average net assets does not include any fees of the acquired funds.
(5) Annualized.

See Notes to Financial Statements.

43

Small Cap Value

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$4.69	$7.00	$10.00	$10.45	$10.06	$9.71
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.10	0.07	0.03	0.03	0.01
Net Realized and
Unrealized Gain (Loss)	2.27	(2.30)	(1.17)	0.87	1.74	1.30
Total From
Investment Operations	2.34	(2.20)	(1.10)	0.90	1.77	1.31
Distributions
From Net
Investment Income	(0.09)	(0.09)	(0.07)	(0.02)	(0.04)	(0.01)
From Net
Realized Gains	—	(0.02)	(1.83)	(1.33)	(1.34)	(0.95)
Total Distributions	(0.09)	(0.11)	(1.90)	(1.35)	(1.38)	(0.96)
Net Asset Value,
End of Period	$6.94	$4.69	$7.00	$10.00	$10.45	$10.06

Total Return(3)	50.17%	(31.82)%	(12.51)%	9.10%	18.51%	13.70%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets(4)	1.50%(5)	1.50%	1.51%	1.50%	1.50%	1.50%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.39%(5)	1.68%	0.76%	0.32%	0.33%	0.07%
Portfolio Turnover Rate	63%	192%	123%	121%	111%	108%
Net Assets, End of Period
(in thousands)	$331,767	$215,068	$286,227	$434,182	$455,001	$624,633
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Ratio of operating expenses to average net assets does not include any fees of the acquired funds.
(5) Annualized.

See Notes to Financial Statements.

44

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Mid Cap Value and Small Cap Value funds (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the manage-ment of the Funds and any potential economies of scale relating thereto.

45

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services – Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges

46

presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund’s performance for both the one- and three-year periods was above the median for its respective peer group.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s

47

financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of the Funds was below the median of the total expense ratios of its respective

48

peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Funds.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Index Definitions

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Small-Cap Value Funds Index is an equal dollar-weighted index of, typically, the 30 largest mutual funds within the Small-Cap Value fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

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Notes

52

Notes

53

Notes

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Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911 CL-SAN-66879N

Semiannual Report
September 30, 2009

American Century Investments

Equity Income Fund

Value Fund

Large Company Value Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
U.S. Stock Index Returns	2

Equity Income

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Value

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Large Company Value

Performance	13
Portfolio Commentary	15
Top Ten Holdings	17
Top Five Industries	17
Types of Investments in Portfolio	17

Shareholder Fee Examples	18

Financial Statements

Schedule of Investments	21
Statement of Assets and Liabilities	30
Statement of Operations	32
Statement of Changes in Net Assets	33
Notes to Financial Statements	35
Financial Highlights	47

Other Information

Approval of Management Agreements	65
Additional Information	70
Index Definitions	71

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A Value-Led Market Recovery

The U.S. stock market enjoyed an extraordinary rally during the six months ended September 30, 2009. The 35% advance in the broad equity indices—representing the market’s best six-month gain since 1938—reflected investors’ renewed confidence in an economic recovery following the deep recession and credit crisis that occurred in 2008.

As the table below indicates, value stocks led the market’s advance, outperforming growth issues across all market capitalizations. One factor behind the outperformance of value shares was a recovery in the financial sector, which comprises a significant portion of the value universe. Financial stocks were priced for failure amid the economic and credit turmoil in late 2008 and early 2009. Since then, the credit environment has improved considerably, helped in part by a series of federal government programs, and financial companies have taken steps to raise capital and reduce debt. As a result, financial stocks rebounded sharply during the six-month period, posting the best returns in the stock market.

Another factor supporting value shares was a renewed emphasis on cost management and deleveraging. As the economic downturn deepened, many businesses quickly implemented aggressive cost-cutting measures, which helped sustain profits despite declining revenues. In addition, companies that focused on growth (often using debt to do so) were hit the hardest during the recession, while those that concentrated on strengthening their balance sheets and improving cash flows held up the best.

The New Reality

Despite signs of economic improvement, particularly in housing and manufacturing, we still expect a slow, gradual recovery. Consumer spending, which accounts for 70% of the economy, is likely to remain weak as consumers continue to reduce debt and increase savings. In this environment, we believe that higher-quality companies with self-funding business models and whose strategies emphasize higher returns on capital will outperform over time. These companies will be in the best position to gain market share from weaker competitors and generate cash flows regardless of the pace of economic recovery.

U.S. Stock Index Returns
For the six months ended September 30, 2009*
Russell 1000 Index (Large-Cap)	35.22%	Russell 2000 Index (Small-Cap)	43.95%
Russell 1000 Value Index	37.99%	Russell 2000 Value Index	44.79%
Russell 1000 Growth Index	32.58%	Russell 2000 Growth Index	43.06%
Russell Midcap Index	45.71%	*Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	49.51%
Russell Midcap Growth Index	41.89%

Performance

Equity Income

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	17.30%	-5.63%	2.55%	6.50%	10.32%	8/1/94
Russell 3000 Value Index(2)	38.52%	-10.79%	0.96%	2.97%	8.40%(3)	—
S&P 500 Index(2)	34.02%	-6.91%	1.02%	-0.15%	7.64%(3)	—
Lipper Equity Income
Funds Index(2)	33.94%	-6.56%	1.24%	2.10%	6.65%(3)	—
Institutional Class	17.60%	-5.30%	2.76%	6.72%	6.73%	7/8/98
A Class(4)						3/7/97
No sales charge*	17.15%	-5.87%	2.27%	6.23%	7.86%
With sales charge*	10.43%	-11.29%	1.07%	5.61%	7.35%
B Class						9/28/07
No sales charge*	16.90%	-6.43%	—	—	-10.53%
With sales charge*	11.90%	-10.43%	—	—	-12.22%
C Class						7/13/01
No sales charge*	16.71%	-6.58%	1.51%	—	3.89%
With sales charge*	15.71%	-6.58%	1.51%	—	3.89%
R Class	17.03%	-5.98%	2.05%	—	4.19%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 7/31/94, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Equity Income

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	6.80%	14.30%	-3.72%	20.17%	17.22%	8.79%	13.47%	12.81%	-13.68%	-5.63%
Russell 3000
Value Index	9.35%	-7.98%	-15.89%	24.89%	20.89%	16.78%	14.55%	13.73%	-22.70%	-10.79%
S&P 500 Index	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%
Lipper Equity
Income Funds Index	8.10%	-8.82%	-16.74%	20.48%	17.09%	13.52%	12.09%	15.23%	-22.36%	-6.56%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.99%	0.79%		1.24%		1.99%		1.99%		1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Income

Portfolio Managers: Phil Davidson, Kevin Toney, and Michael Liss

Performance Summary

Equity Income returned 17.30%* for the six months ended September 30, 2009. By comparison, the Lipper Equity Income Index returned 33.94%, and the average return for Morningstar’s Large Cap Value category (whose performance, like Equity Income’s, reflects operating expenses) was 35.95%.** Two market indices—the Russell 3000 Value Index and the S&P 500 Index—returned 38.52% and 34.02%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality businesses. That situation was at odds with Equity Income’s investment approach, which emphasizes higher-quality, income-producing securities. Still, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, Equity Income’s positions in the financials and industrials sectors were among the largest detractors. Foreign holdings accounted for a portion of the portfolio’s total return during the period.

Since its inception on August 1, 1994, Equity Income has produced an average annual return of 10.32%, topping the returns for the Lipper Equity Income Index, Morningstar’s Large Cap Value category average,** the Russell 3000 Value Index, and the S&P 500 Index for the same period (see performance information on pages 3 and 4).

Financials Slowed Progress

While financials contributed the most to the portfolio’s return, the sector was the largest source of underperformance against the benchmark. Equity Income’s underweight position, which had been advantageous during the turmoil that roiled the sector, acted as a restraint as companies with stressed balance sheets outperformed stronger, higher-quality businesses. For example, the portfolio owned People’s United Financial, Inc. The largest regional bank in New England, with excess capital and positive operating trends, People’s United nonetheless posted a modest decline for the period.

The management team has approached financials with caution and conservatism for some time, as evidenced by our investment in a convertible security issued by Bank of America. While the company’s common shares

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
**The average returns for Morningstar’s Large Cap Value category were -7.18%, 0.85% and 2.51% for the one-, five- and ten-year periods ended
September 30, 2009, respectively, and 7.00% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Equity Income

rebounded strongly during the low-quality rally in financial stocks, Bank of America’s less-risky convertible still provided the portfolio with a return of more than 30%. Elsewhere in the sector, our investments were concentrated in the less-volatile names in the insurance, thrifts, and capital markets segments. In the insurance industry, Equity Income owned Marsh & McLennan and Chubb Corp., two higher-quality companies that under-performed during the first half of the reporting period. A global insurance broker, Marsh does not have a credit-sensitive business model and the management team believes it is well positioned to benefit from regulatory changes and improving operating conditions. Property and casualty insurer Chubb Corp. is a conservatively managed business with a strong balance sheet and a careful underwriting policy.

The capital markets segment provided a top contributor in T. Rowe Price Group. As the environment improves for asset managers, the company stands to be benefit from consolidation within the segment and may be able to gain market share.

Industrials Hampered Results

Relative performance was also hampered by the combination of an underweight position and stock selection in the industrials sector. Many industrials stocks, which suffered steep declines as the recession took hold, posted strong results during the period. The sector was up more than 50% in the benchmark.

An underweight in General Electric (GE) detracted. Shares of GE, which comprise nearly 3% of the benchmark, rallied as financial conditions improved and U.S. industrial production increased.

Materials Provided Notable Contributor

The materials sector was the source of key contributor Freeport-McMoRan Copper & Gold. The portfolio owned the mining company’s convertible security, which tends to be higher yielding and less volatile than its common stock. The position enhanced performance as copper and gold prices climbed during the period.

Outlook

We will continue to follow our disciplined, bottom-up investment process, selecting companies one at a time for the portfolio. As of September 30, 2009, we see attractive opportunities in consumer staples, health care, and information technology, reflected by our overweight positions in these sectors. We continue to be selective in holdings of consumer discretionary, financials, industrials, and materials companies, relying on fundamental analysis to identify strong, financially sound businesses with securities that provide attractive yields.

Equity Income

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Exxon Mobil Corp.	5.5%	6.6%
Wyeth	5.0%	3.4%
AT&T, Inc.	3.9%	4.7%
Kimberly-Clark Corp.	3.8%	4.2%
Marsh & McLennan Cos., Inc.	3.7%	3.4%
Bank of America Corp. (Convertible Preferred Stock)	3.6%	—
Total SA	3.2%	3.0%
Chevron Corp.	3.1%	4.7%
Wal-Mart Stores, Inc.	3.0%	0.6%
Johnson & Johnson	2.9%	2.5%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Oil, Gas & Consumable Fuels	13.0%	16.0%
Pharmaceuticals	10.6%	10.7%
Insurance	7.3%	7.0%
Diversified Telecommunication Services	6.2%	5.9%
Commercial Services & Supplies	6.0%	5.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks	65.7%	67.7%
Foreign Common Stocks(1)	7.3%	6.5%
Convertible Bonds	22.6%	23.4%
Convertible Preferred Stocks	3.6%	0.8%
Preferred Stocks	0.1%	0.2%
Total Equity Exposure	99.3%	98.6%
Temporary Cash Investments	0.7%	1.0%
Other Assets and Liabilities	—(2)	0.4%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Category is less than 0.05% of total net assets.

Performance

Value

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	30.38%	-6.14%	1.20%	5.14%	8.82%	9/1/93
Russell 3000 Value Index(2)	38.52%	-10.79%	0.96%	2.97%	7.93%(3)	—
S&P 500 Index(2)	34.02%	-6.91%	1.02%	-0.15%	7.28%(3)	—
Lipper Multi-Cap
Value Funds Index(2)	37.01%	-4.70%	0.56%	3.20%	7.10%(3)	—
Institutional Class	30.16%	-6.13%	1.37%	5.35%	5.32%	7/31/97
A Class(4)						10/2/96
No sales charge*	29.95%	-6.56%	0.91%	4.87%	6.61%
With sales charge*	22.53%	-11.97%	-0.28%	4.25%	6.12%
B Class						1/31/03
No sales charge*	29.72%	-7.07%	0.20%	—	5.12%
With sales charge*	24.72%	-11.07%	0.00%	—	5.12%
C Class						6/4/01
No sales charge*	29.69%	-7.13%	0.19%	—	2.26%
With sales charge*	28.69%	-7.13%	0.19%	—	2.26%
R Class	30.05%	-6.61%	—	—	-1.84%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Since 8/31/93, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Value

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	2.95%	12.36%	-8.55%	23.02%	19.56%	9.96%	14.69%	12.11%	-19.99%	-6.14%
Russell 3000
Value Index	9.35%	-7.98%	-15.89%	24.89%	20.89%	16.78%	14.55%	13.73%	-22.70%	-10.79%
S&P 500 Index	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%
Lipper Multi-Cap
Value Funds Index	10.61%	-6.04%	-14.25%	27.08%	17.61%	15.42%	10.94%	12.73%	-25.26%	-4.70%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0 1.01%	0.81%		1.26%		2.01%		2.01%		1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Value

Portfolio Managers: Michael Liss, Kevin Toney, and Phil Davidson

Performance Summary

Value returned 30.38%* for the six months ended September 30, 2009. By comparison, the Lipper Multi-Cap Value Index returned 37.01%, while the average return for Morningstar’s Large Cap Value category (whose performance, like Value’s, reflects operating expenses) was 35.95%.** Two market indices—the Russell 3000 Value Index and the S&P 500 Index—returned 38.52% and 34.02%, respectively. The portfolio’s return reflects operating expenses, while the indices’ returns do not.

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets reduced concern about the balance sheets of the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality companies. That situation was at odds with Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, positions in the financials and consumer discretionary sectors detracted. The portfolio’s energy and information technology stocks contributed positively. Foreign holdings accounted for a portion of Value’s total return during the period.

Since Value’s inception on September 1, 1993, the portfolio has produced an average annual return of 8.82%, topping the returns for that period for the Lipper Multi-Cap Value Index, Morningstar’s Large Cap Value category average,** the Russell 3000 Value Index, and the S&P 500 Index (see the performance information on pages 8 and 9).

Financials Slowed Results

An underweight in financials stocks, which had been advantageous during the turmoil that roiled the sector, acted as a restraint as companies with stressed balance sheets, many of which had been staring at bankruptcy only months earlier, outperformed stronger, higher-quality businesses. Value did not own Citigroup, which rose more than 90% during the period despite uncertainty about its return to profitability and how it might reduce the U.S. government’s 34% ownership stake.

For some time, we have approached the financials sector with caution and conservatism. During the period, the portfolio’s investments were concentrated in the less-volatile insurance and capital markets names. Many of these companies, however, underperformed during the low-quality rally. A notable

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
**The average returns for Morningstar’s Large Cap Value category were -7.18%, 0.85% and 2.51% for the one-, five- and ten-year periods ended
September 30, 2009, respectively, and 7.01% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Value

detractor was Marsh & McLennan. The global insurance broker does not have a credit-sensitive business model, and we believe it is well positioned to benefit from regulatory changes and improving operating conditions.

Value’s underweight in real estate investment trusts (REITs) was also detrimental. We have been concerned for some time about this segment’s operating trends, financial leverage, access to funding, and valuation. However, in spite of deterioration in the commercial real estate market, REIT stocks posted gains of more than 67% in the benchmark.

Consumer Discretionary Detracted

Relative performance was hampered by the combination of an underweight position and security selection in the consumer discretionary sector. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment.

Generally speaking, the portfolio’s performance was a result of what it didn’t own rather than what it did. For example, Value did not hold shares of Ford Motor, which rose nearly 175% during the period. The car maker has been able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

Energy Boosted Performance

Security selection among the energy sector added positively. Chevron, which faces a potentially large lawsuit in Ecuador, trailed the performance of the energy sector and the benchmark. Because the portfolio held an underweight in the stock, the position contributed to relative results. Value also owned notable contributor Cameron International, which supplies equipment for oil and gas production. The company is benefiting from expanding margins and improving orders for its subsea production equipment.

Information Technology Contributed

The portfolio’s position in information technology enhanced relative performance. The portfolio held Tyco Electronics, a global provider of engineered electronic components, network solutions, wireless systems, and undersea telecommunication systems. Tyco, which experienced a drop in earnings in the global market downturn, reported an improvement in consumer demand.

Outlook

We will continue to follow our disciplined, bottom-up process, selecting securities one at a time for the portfolio. As of September 30, 2009, we see opportunities in consumer staples, health care, and information technology, reflected by overweight positions in these sectors relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward relative underweights in financials and materials stocks.

Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Exxon Mobil Corp.	5.1%	5.7%
AT&T, Inc.	4.0%	4.5%
JPMorgan Chase & Co.	3.0%	3.0%
General Electric Co.	2.9%	2.7%
Total SA	2.7%	2.1%
Marsh & McLennan Cos., Inc.	2.6%	2.7%
Kimberly-Clark Corp.	2.3%	2.8%
Pfizer, Inc.	2.3%	2.6%
Lowe’s Cos., Inc.	2.1%	1.5%
Berkshire Hathaway, Inc., Class A	1.9%	2.0%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Oil, Gas & Consumable Fuels	14.9%	13.1%
Pharmaceuticals	8.1%	9.4%
Insurance	7.7%	6.8%
Capital Markets	5.6%	2.4%
Diversified Telecommunication Services	5.3%	6.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks	89.3%	91.0%
Foreign Common Stocks(1)	8.1%	7.6%
Total Common Stocks	97.4%	98.6%
Temporary Cash Investments	2.2%	1.2%
Other Assets and Liabilities	0.4%	0.2%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Performance

Large Company Value

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	34.83%	-9.11%	-0.41%	3.28%	2.32%	7/30/99
Russell 1000 Value Index(2)	37.99%	-10.62%	0.90%	2.59%	1.81%	—
S&P 500 Index(2)	34.02%	-6.91%	1.02%	-0.15%	-0.47%	—
Institutional Class	34.96%	-8.93%	-0.22%	—	1.68%	8/10/01
A Class(3)						10/26/00
No sales charge*	34.66%	-9.34%	-0.66%	—	2.91%
With sales charge*	26.98%	-14.53%	-1.82%	—	2.22%
B Class						1/31/03
No sales charge*	34.33%	-9.96%	-1.36%	—	3.59%
With sales charge*	29.33%	-13.96%	-1.57%	—	3.59%
C Class						11/7/01
No sales charge*	34.15%	-10.01%	-1.40%	—	1.21%
With sales charge*	33.15%	-10.01%	-1.40%	—	1.21%
R Class	34.49%	-9.56%	-0.91%	—	1.82%	8/29/03
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(3)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Large Company Value

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	5.67%	4.99%	-13.70%	23.93%	18.84%	12.38%	13.42%	13.15%	-25.28%	-9.11%
Russell 1000
Value Index	8.91%	-8.91%	-16.95%	24.37%	20.52%	16.69%	14.62%	14.45%	-23.56%	-10.62%
S&P 500 Index	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
0.83%	0.63%		1.08%		1.83%		1.83%		1.33%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

Large Company Value returned 34.83%* for the six months ended September 30, 2009. By comparison, its benchmark, the Russell 1000 Value Index, returned 37.99%. The broader market, as measured by the S&P 500 Index, returned 34.02%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (whose performance, like Large Company Value’s, reflects operating expenses) was 35.95%.**

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets. In this environment, Large Company Value received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, the portfolio’s exposure to the health care and financials sectors detracted. Its complement of utilities and industrials stocks added to results.

Since Large Company Value’s inception on July 30, 1999, the portfolio has produced an average annual return of 2.32%, topping the returns for Morningstar’s Large Cap Value category average,** the Russell 1000 Value Index, and the S&P 500 Index for that period (see performance information on pages 13 and 14).

Health Care Detracted

The portfolio’s overweight in health care slowed relative results. Health care stocks gained, but their performance was constrained as investors priced in worst-case scenarios for health care reform. Although the health care sector rebounded from its lows by the end of the period, it remained one of the weakest performers in the benchmark.

Security selection also dampened performance. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott has seen a deceleration in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

Financials Hampered Results

An underweight in financials, the strongest sector in the benchmark, was a drag on relative performance. Financials stocks rallied during the period as investors moved into riskier assets. In diversified financial services,

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
**The average returns for Morningstar’s Large Cap Value category were -7.18%, 0.85% and 2.51% for the one-, five- and ten-year periods ended
September 30, 2009, respectively, and 1.78% since the fund’s inception. © Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Large Company Value

Large Company Value held a smaller-than-the benchmark position in Citigroup. The financial giant’s shares, which had previously suffered steep declines, benefited as optimism about the economy increased.

The portfolio was also underweight in real estate investment trusts (REITs). REIT stocks posted gains of more than 71% in the benchmark despite deterioration in the commercial real estate market.

Security selection, however, added value. Large Company Value owned Ameriprise, a notable contributor. The company’s stock rose on news it would acquire most of Bank of America’s investment management group.

Utilities Provided a Boost

Large Company Value continued to benefit from a significant underweight in the utilities sector, reflecting our belief that many of these stocks have been overvalued for some time. The stance added value during the market rally when utilities underperformed all but one other benchmark sector.

Industrials Contributed

Investments in the industrials sector enhanced relative progress. Many industrials stocks, which suffered steep declines as the recession took hold, posted strong results.

The sector also provided two key contributors, Ingersoll-Rand and R.R. Donnelley & Sons. Ingersoll-Rand, a manufacturer of industrial and commercial products, reported better-than-expected results in the second quarter driven by significant cost savings from its restructuring program. Printing services company R.R. Donnelley, which experienced a profit decline during the worldwide recession, seems likely to benefit from improving economic conditions. It has also been working to reduce its debt burden.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. Large Company Value is broadly diversified, with ongoing overweight positions in the health care, consumer staples, and information technology sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks.

Large Company Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Exxon Mobil Corp.	4.6%	5.0%
JPMorgan Chase & Co.	3.7%	3.4%
AT&T, Inc.	3.7%	3.9%
General Electric Co.	3.7%	3.1%
Pfizer, Inc.	3.4%	3.0%
Chevron Corp.	3.3%	4.6%
Bank of America Corp.	3.2%	1.6%
ConocoPhillips	2.6%	2.8%
Royal Dutch Shell plc ADR	2.6%	2.5%
Verizon Communications, Inc.	2.0%	2.2%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Oil, Gas & Consumable Fuels	16.1%	16.3%
Pharmaceuticals	10.5%	11.4%
Diversified Financial Services	7.2%	5.0%
Diversified Telecommunication Services	6.0%	6.5%
Capital Markets	4.4%	3.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks & Futures	94.8%	92.0%
Foreign Common Stocks(1)	5.1%	4.3%
Convertible Preferred Stocks	—	0.1%
Total Equity Exposure	99.9%	96.4%
Temporary Cash Investments	0.8%	—
Other Assets and Liabilities	(0.7)%	3.6%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
Equity Income
Actual
Investor Class	$1,000	$1,173.00	$5.34	0.98%
Institutional Class	$1,000	$1,176.00	$4.25	0.78%
A Class	$1,000	$1,171.50	$6.70	1.23%
B Class	$1,000	$1,169.00	$10.77	1.98%
C Class	$1,000	$1,167.10	$10.76	1.98%
R Class	$1,000	$1,170.30	$8.05	1.48%
Hypothetical
Investor Class	$1,000	$1,020.16	$4.96	0.98%
Institutional Class	$1,000	$1,021.16	$3.95	0.78%
A Class	$1,000	$1,018.90	$6.23	1.23%
B Class	$1,000	$1,015.14	$10.00	1.98%
C Class	$1,000	$1,015.14	$10.00	1.98%
R Class	$1,000	$1,017.65	$7.49	1.48%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
Value
Actual
Investor Class	$1,000	$1,303.80	$5.78	1.00%
Institutional Class	$1,000	$1,301.60	$4.62	0.80%
A Class	$1,000	$1,299.50	$7.21	1.25%
B Class	$1,000	$1,297.20	$11.52	2.00%
C Class	$1,000	$1,296.90	$11.52	2.00%
R Class	$1,000	$1,300.50	$8.65	1.50%
Hypothetical
Investor Class	$1,000	$1,020.05	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
B Class	$1,000	$1,015.04	$10.10	2.00%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
Large Company Value
Actual
Investor Class	$1,000	$1,348.30	$5.00	0.85%
Institutional Class	$1,000	$1,349.60	$3.83	0.65%
A Class	$1,000	$1,346.60	$6.47	1.10%
B Class	$1,000	$1,343.30	$10.87	1.85%
C Class	$1,000	$1,341.50	$10.86	1.85%
R Class	$1,000	$1,344.90	$7.94	1.35%
Hypothetical
Investor Class	$1,000	$1,020.81	$4.31	0.85%
Institutional Class	$1,000	$1,021.81	$3.29	0.65%
A Class	$1,000	$1,019.55	$5.57	1.10%
B Class	$1,000	$1,015.79	$9.35	1.85%
C Class	$1,000	$1,015.79	$9.35	1.85%
R Class	$1,000	$1,018.30	$6.83	1.35%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

Equity Income

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
Common Stocks — 73.0%			ELECTRONIC EQUIPMENT,
			INSTRUMENTS & COMPONENTS — 0.6%
AEROSPACE & DEFENSE — 0.1%			AVX Corp.	229,553	$ 2,738,567
Northrop Grumman Corp.	139,927	$ 7,241,222	Molex, Inc., Class A	1,650,000	31,003,500
AIR FREIGHT & LOGISTICS — 1.9%					33,742,067
United Parcel Service, Inc.,			FOOD & STAPLES RETAILING — 3.0%
Class B	1,862,821	105,193,502
AUTOMOBILES — 0.1%			Wal-Mart Stores, Inc.	3,307,516	162,365,961
Honda Motor Co. Ltd.	200,900	6,188,253	FOOD PRODUCTS — 4.9%
CAPITAL MARKETS — 2.7%			Campbell Soup Co.	1,140,821	37,213,581
AllianceBernstein Holding LP	310,073	8,458,792	H.J. Heinz Co.	2,620,200	104,152,950
Charles Schwab Corp. (The)	1,020,000	19,533,000	Hershey Co. (The)	1,090,300	42,369,058
Northern Trust Corp.	1,464,200	85,157,872	Kraft Foods, Inc., Class A	1,350,820	35,486,041
T. Rowe Price Group, Inc.	755,100	34,508,070	Unilever NV CVA	1,712,000	49,341,001
		147,657,734			268,562,631
COMMERCIAL BANKS — 0.7%			GAS UTILITIES — 4.3%
Commerce Bancshares, Inc.	1,009,847	37,606,702	AGL Resources, Inc.	2,806,100	98,971,147
COMMERCIAL SERVICES & SUPPLIES — 1.8%			Nicor, Inc.	910,200	33,304,218
Pitney Bowes, Inc.	970,200	24,109,470	Spectra Energy Partners LP	880,008	21,401,795
			WGL Holdings, Inc.(1)	2,504,288	82,992,104
Waste Management, Inc.	2,502,445	74,622,910
		98,732,380			236,669,264
COMPUTERS & PERIPHERALS — 0.1%			HOUSEHOLD PRODUCTS — 5.5%
Diebold, Inc.	155,670	5,126,213	Clorox Co.	1,590,100	93,529,682
DISTRIBUTORS — 0.5%			Kimberly-Clark Corp.	3,558,900	209,903,922
Genuine Parts Co.	653,700	24,879,822			303,433,604
DIVERSIFIED TELECOMMUNICATION			INSURANCE — 7.0%
SERVICES — 6.2%			Allstate Corp. (The)	2,878,600	88,142,732
AT&T, Inc.	7,885,400	212,984,654	Chubb Corp. (The)	1,391,900	70,165,679
BCE, Inc.	4,455,800	109,829,134	Marsh & McLennan
Verizon Communications, Inc.	540,000	16,345,800	Cos., Inc.	8,130,057	201,056,309
		339,159,588	Transatlantic Holdings, Inc.	530,104	26,595,318
ELECTRIC UTILITIES — 1.6%					385,960,038
Northeast Utilities	1,456,100	34,567,814	IT SERVICES — 1.1%
Portland General Electric Co.	698,543	13,775,268	Automatic Data
			Processing, Inc.	1,532,700	60,235,110
Southern Co.	1,279,400	40,518,598	METALS & MINING — 0.4%
		88,861,680	Barrick Gold Corp.	517,606	19,617,267
ELECTRICAL EQUIPMENT — 1.0%			MULTI-UTILITIES — 1.6%
Cooper Industries plc,
Class A	1,000,000	37,570,000	PG&E Corp.	1,228,700	49,750,063
Emerson Electric Co.	137,200	5,498,976	Wisconsin Energy Corp.	852,300	38,498,391
Rockwell Automation, Inc.	340,000	14,484,000			88,248,454
		57,552,976

Equity Income

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
OIL, GAS & CONSUMABLE FUELS — 12.5%			COMMERCIAL SERVICES & SUPPLIES — 4.2%
BP plc	4,230,600	$ 37,389,068	Allied Waste Industries, Inc.,
Chevron Corp.	2,447,500	172,377,425	4.25%, 4/15/34	$105,227,000	$ 105,095,466
Exxon Mobil Corp.	4,404,129	302,167,291	Waste Connections, Inc.,
Total SA	3,000,000	178,257,979	3.75%, 4/1/26	118,896,000	125,286,660
		690,191,763			230,382,126
PHARMACEUTICALS — 10.6%			ENERGY EQUIPMENT & SERVICES — 2.3%
			Cameron International Corp.,
Bristol-Myers Squibb Co.	4,838,300	108,958,516	2.50%, 6/15/26	63,311,000	81,354,635
Eli Lilly & Co.	1,256,900	41,515,407	Schlumberger Ltd.,
Johnson & Johnson	2,629,435	160,106,297	2.125%, 6/1/23	29,564,000	46,415,480
Wyeth	5,642,700	274,122,366			127,770,115
		584,702,586	HEALTH CARE PROVIDERS & SERVICES — 1.2%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.8%			Lincare Holdings, Inc.,
Annaly Capital			2.75%, 11/1/37	68,149,000	67,978,627
Management, Inc.	810,700	14,706,098	INSURANCE — 0.3%
Public Storage	372,600	28,034,424	Deutsche Bank AG (London),
		42,740,522	(convertible into Aon Corp.),
SEMICONDUCTORS & SEMICONDUCTOR			9.57%, 11/9/09(2)(3)	451,000	18,043,608
EQUIPMENT — 0.3%			IT SERVICES — 1.0%
Applied Materials, Inc.	1,261,446	16,903,376	DST Systems, Inc., VRN,
SPECIALTY RETAIL — 1.9%			3.63%, 8/15/23	50,880,000	53,296,800
Lowe’s Cos., Inc.	5,000,000	104,700,000	METALS & MINING — 1.7%
THRIFTS & MORTGAGE FINANCE — 1.8%			Newmont Mining Corp.,
			3.00%, 2/15/12	77,000,000	92,785,000
Hudson City Bancorp., Inc.	440,000	5,786,000	OIL, GAS & CONSUMABLE FUELS — 0.5%
People’s United
Financial, Inc.	6,160,000	95,849,600	Peabody Energy Corp.,
			4.75%, 12/15/41	31,504,000	27,881,040
		101,635,600	PAPER & FOREST PRODUCTS — 1.0%
TOTAL COMMON STOCKS
(Cost $3,563,417,186)		4,017,908,315	Rayonier TRS Holdings, Inc.,
			3.75%, 10/15/12	44,613,000	47,401,313
Convertible Bonds — 22.6%			Rayonier TRS Holdings, Inc.,
AUTO COMPONENTS — 1.2%			4.50%, 8/15/15(2)	7,500,000	8,221,875
BorgWarner, Inc.,					55,623,188
3.50%, 4/15/12	$ 56,010,000	68,472,225	REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
CAPITAL MARKETS — 0.7%			Host Hotels & Resorts LP,
Goldman Sachs Group,			3.25%, 4/15/24(2)	64,972,000	65,296,860
Inc. (The), (convertible			Reckson Operating
into Charles Schwab Corp.			Partnership LP,
(The)), 10.40%, 1/25/10(2)(3)	1,450,000	26,448,921	4.00%, 6/15/25	19,400,000	19,303,000
Janus Capital Group, Inc.,					84,599,860
3.25%, 7/15/14	9,500,000	11,958,125	SEMICONDUCTORS &
		38,407,046	SEMICONDUCTOR EQUIPMENT — 4.1%
COMMERCIAL BANKS — 2.8%			Intel Corp., 2.95%, 12/15/35	176,650,000	158,543,375
U.S. Bancorp., VRN,			Intel Corp., 3.25%, 8/1/39(2)	16,026,000	17,207,917
0.00%, 12/11/09	155,066,000	153,011,376	Linear Technology Corp.,
			3.125%, 5/1/27	34,970,000	35,144,850
			Verigy Ltd., 5.25%, 7/15/14(2)	12,500,000	14,093,750
					224,989,892

Equity Income

	Shares/			Shares/
	Principal			Principal
	Amount	Value		Amount	Value
SOFTWARE — 0.1%			Temporary Cash Investments — 0.7%
Sybase, Inc., 3.50%,			JPMorgan U.S. Treasury
8/15/29(2)	$ 3,596,000	$ 4,023,025
			Plus Money Market Fund
TOTAL CONVERTIBLE BONDS			Agency Shares	81,893	$ 81,893
(Cost $1,150,522,814)		1,247,263,928	Repurchase Agreement, Goldman Sachs
Convertible Preferred Stocks — 3.6%			Group, Inc., (collateralized by various U.S.
			Treasury obligations, 4.75%, 2/15/37,
DIVERSIFIED FINANCIAL SERVICES — 3.6%			valued at $38,860,655), in a joint trading
Bank of America Corp.,			account at 0.01%, dated 9/30/09, due
7.25%, 12/31/49(4)			10/1/09 (Delivery value $38,100,011)		38,100,000
(Cost $165,933,648)	230,100	195,582,699	TOTAL TEMPORARY
Preferred Stocks — 0.1%			CASH INVESTMENTS
			(Cost $38,181,893)		38,181,893
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
			TOTAL INVESTMENT
Public Storage,			SECURITIES — 100.0%
7.50%, 11/6/09(4)			(Cost $4,924,930,872)		5,506,837,224
(Cost $6,875,331)	316,522	7,900,389
			OTHER ASSETS AND LIABILITIES(5)		(776,182)
			TOTAL NET ASSETS — 100.0%		$5,506,061,042

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
111,696,039	CAD for USD	10/30/09	$104,325,445	$(1,698,546)
99,032,746	EUR for USD	10/30/09	144,919,567	347,606
15,252,343	GBP for USD	10/30/09	24,372,685	(95,267)
349,314,875	JPY for USD	10/30/09	3,892,170	8,422
			$277,509,867	$(1,437,785)
(Value on Settlement Date $276,072,082)

Notes to Schedule of Investments
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1)	Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.
(2)	Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$153,335,956, which represented 2.8% of total net assets.
(3)	Equity-linked debt security. The aggregated value of these securities at the period end was $44,492,529, which represented 0.8% of total net assets.
(4)	Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.
(5)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 97.4%			COMMUNICATIONS EQUIPMENT — 0.4%
AEROSPACE & DEFENSE — 1.2%			Nokia Oyj ADR	414,180	$ 6,055,312
Boeing Co. (The)	60,650	$ 3,284,197	COMPUTERS & PERIPHERALS — 1.4%
Honeywell International, Inc.	142,600	5,297,590	Diebold, Inc.	328,250	10,809,273
Northrop Grumman Corp.	157,280	8,139,240	Hewlett-Packard Co.	123,900	5,849,319
			QLogic Corp.(1)	173,020	2,975,944
		16,721,027
AIR FREIGHT & LOGISTICS — 0.8%					19,634,536
United Parcel Service, Inc.,			CONTAINERS & PACKAGING — 0.8%
Class B	218,500	12,338,695	Bemis Co., Inc.	477,850	12,381,094
AIRLINES — 0.4%			DISTRIBUTORS — 1.3%
Southwest Airlines Co.	578,620	5,554,752	Genuine Parts Co.	514,120	19,567,407
AUTOMOBILES — 1.5%			DIVERSIFIED — 0.3%
Honda Motor Co. Ltd.	175,900	5,418,187	iShares Russell 3000
Toyota Motor Corp.	412,900	16,421,244	Value Index Fund	71,000	5,160,990
		21,839,431	DIVERSIFIED FINANCIAL SERVICES — 3.7%
BEVERAGES — 1.0%			JPMorgan Chase & Co.	968,330	42,432,221
PepsiCo, Inc.	237,460	13,929,404	McGraw-Hill Cos., Inc. (The)	442,850	11,133,249
CAPITAL MARKETS — 5.6%					53,565,470
AllianceBernstein Holding LP	594,550	16,219,324	DIVERSIFIED TELECOMMUNICATION
			SERVICES — 5.3%
Ameriprise Financial, Inc.	374,770	13,615,394	AT&T, Inc.	2,138,720	57,766,827
Bank of New York
Mellon Corp. (The)	520,450	15,087,845	BCE, Inc.	219,100	5,400,503
Goldman Sachs			Verizon Communications, Inc.	428,610	12,974,025
Group, Inc. (The)	42,270	7,792,475			76,141,355
Legg Mason, Inc.	245,070	7,604,522	ELECTRIC UTILITIES — 3.5%
Morgan Stanley	225,450	6,961,896	American Electric
Northern Trust Corp.	173,770	10,106,463	Power Co., Inc.	180,110	5,581,609
State Street Corp.	52,160	2,743,616	IDACORP, Inc.	573,090	16,499,261
		80,131,535	Southern Co.	156,910	4,969,340
CHEMICALS — 1.0%			Westar Energy, Inc.	1,169,020	22,807,580
E.I. du Pont					49,857,790
de Nemours & Co.	320,230	10,292,192	ELECTRICAL EQUIPMENT — 2.2%
International Flavors &			Cooper Industries plc,
Fragrances, Inc.	76,420	2,898,611	Class A	111,950	4,205,961
Minerals Technologies, Inc.	16,840	800,910	Emerson Electric Co.	186,120	7,459,690
		13,991,713	Hubbell, Inc., Class B	480,780	20,192,760
COMMERCIAL BANKS —1.5%					31,858,411
Commerce Bancshares, Inc.	144,750	5,390,490	ELECTRONIC EQUIPMENT,
U.S. Bancorp.	753,740	16,476,756	INSTRUMENTS & COMPONENTS — 1.7%
		21,867,246	Molex, Inc.	686,900	14,342,472
COMMERCIAL SERVICES & SUPPLIES — 2.2%			Tyco Electronics Ltd.	434,370	9,677,764
Avery Dennison Corp.	67,420	2,427,794			24,020,236
Pitney Bowes, Inc.	250,010	6,212,749
Republic Services, Inc.	344,140	9,143,800
Waste Management, Inc.	460,060	13,718,989
		31,503,332

Value

	Shares	Value		Shares	Value
ENERGY EQUIPMENT & SERVICES — 1.4%			INSURANCE — 7.7%
Baker Hughes, Inc.	111,300	$ 4,748,058	Allstate Corp. (The)	399,960	$ 12,246,775
Cameron International			Aon Corp.	113,140	4,603,667
Corp.(1)	71,620	2,708,668	Berkshire Hathaway, Inc.,
Helmerich & Payne, Inc.	70,930	2,803,863	Class A(1)	270	27,270,000
Schlumberger Ltd.	163,150	9,723,740	Chubb Corp. (The)	211,380	10,655,666
		19,984,329	Marsh & McLennan
FOOD & STAPLES RETAILING — 0.5%			Cos., Inc.	1,500,450	37,106,128
Costco Wholesale Corp.	50,610	2,857,440	Transatlantic Holdings, Inc.	107,040	5,370,197
Wal-Mart Stores, Inc.	77,520	3,805,457	Travelers Cos., Inc. (The)	260,900	12,844,107
		6,662,897			110,096,540
FOOD PRODUCTS — 5.2%			IT SERVICES — 0.7%
Campbell Soup Co.	222,280	7,250,774	Accenture plc, Class A	105,590	3,935,339
ConAgra Foods, Inc.	594,160	12,881,389	Automatic Data
H.J. Heinz Co.	347,960	13,831,410	Processing, Inc.	171,930	6,756,849
Kellogg Co.	79,760	3,926,585			10,692,188
Kraft Foods, Inc., Class A	953,830	25,057,114	LEISURE EQUIPMENT & PRODUCTS — 0.1%
Unilever NV CVA	413,070	11,904,957	Mattel, Inc.	54,020	997,209
		74,852,229	MEDIA — 0.5%
GAS UTILITIES — 1.2%			Walt Disney Co. (The)	253,470	6,960,286
Southwest Gas Corp.	278,110	7,114,054	METALS & MINING — 0.6%
WGL Holdings, Inc.	297,360	9,854,510	Barrick Gold Corp.	75,728	2,870,091
		16,968,564	Newmont Mining Corp.	121,960	5,368,679
HEALTH CARE EQUIPMENT & SUPPLIES — 2.1%					8,238,770
Beckman Coulter, Inc.	195,310	13,464,671	MULTILINE RETAIL — 0.7%
Boston Scientific Corp.(1)	416,500	4,410,735	Target Corp.	203,910	9,518,519
			MULTI-UTILITIES — 2.3%
CareFusion Corp.(1)	110,410	2,406,938
			Ameren Corp.	107,773	2,724,501
Zimmer Holdings, Inc.(1)	189,060	10,105,257
			PG&E Corp.	111,400	4,510,586
		30,387,601	Wisconsin Energy Corp.	399,380	18,039,995
HEALTH CARE PROVIDERS & SERVICES — 0.8%			Xcel Energy, Inc.	391,060	7,523,994
Cardinal Health, Inc.	145,870	3,909,316			32,799,076
LifePoint Hospitals, Inc.(1)	275,280	7,449,077
			OIL, GAS & CONSUMABLE FUELS — 14.9%
		11,358,393	Anadarko Petroleum Corp.	34,870	2,187,395
HOTELS, RESTAURANTS & LEISURE — 1.6%			Apache Corp.	158,410	14,546,790
International Speedway			BP plc ADR	287,470	15,302,028
Corp., Class A	508,800	14,027,616
Speedway Motorsports, Inc.	659,995	9,497,328	Chevron Corp.	382,270	26,923,276
		23,524,944	ConocoPhillips	73,920	3,338,227
HOUSEHOLD DURABLES — 0.6%			Devon Energy Corp.	152,470	10,265,805
Whirlpool Corp.	121,060	8,469,358	EOG Resources, Inc.	53,260	4,447,743
HOUSEHOLD PRODUCTS — 3.4%			EQT Corp.	376,720	16,048,272
Kimberly-Clark Corp.	571,170	33,687,607	Exxon Mobil Corp.	1,065,210	73,084,058
Procter & Gamble Co. (The)	257,630	14,921,929	Total SA	647,220	38,457,377
		48,609,536	Valero Energy Corp.	175,210	3,397,322
INDUSTRIAL CONGLOMERATES — 3.5%			XTO Energy, Inc.	158,510	6,549,633
3M Co.	112,300	8,287,740			214,547,926
General Electric Co.	2,564,530	42,109,583
		50,397,323

Value

	Shares	Value		Shares	Value
PAPER & FOREST PRODUCTS — 0.4%			SPECIALTY RETAIL — 2.5%
Weyerhaeuser Co.	142,110	$ 5,208,332	Lowe’s Cos., Inc.	1,453,460	$ 30,435,452
PHARMACEUTICALS — 8.1%			PetSmart, Inc.	289,620	6,299,235
Bristol-Myers Squibb Co.	595,430	13,409,084			36,734,687
Eli Lilly & Co.	353,120	11,663,554	TOTAL COMMON STOCKS
Johnson & Johnson	385,570	23,477,357	(Cost $1,369,929,089)		1,400,002,026
Merck & Co., Inc.	477,560	15,105,223	Temporary Cash Investments — 2.2%
Pfizer, Inc.	1,965,420	32,527,701	JPMorgan U.S. Treasury
Wyeth	416,580	20,237,456	Plus Money Market Fund
		116,420,375	Agency Shares	54,370	54,370
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.9%			Repurchase Agreement, Deutsche Bank
			Securities, Inc., (collateralized by various
Boston Properties, Inc.	93,140	6,105,327	U.S. Treasury obligations, 3.375%,
Host Hotels & Resorts, Inc.	293,870	3,458,850	6/30/13, valued at $32,946,059), in a joint
Public Storage	40,600	3,054,744	trading account at 0.03%, dated 9/30/09,
		12,618,921	due 10/1/09 (Delivery value $32,300,027)		32,300,000
SEMICONDUCTORS &			TOTAL TEMPORARY
SEMICONDUCTOR EQUIPMENT — 1.9%			CASH INVESTMENTS
			(Cost $32,354,370)		32,354,370
Applied Materials, Inc.	751,740	10,073,316	TOTAL INVESTMENT
Intel Corp.	727,720	14,241,480	SECURITIES — 99.6%
KLA-Tencor Corp.	41,140	1,475,281	(Cost $1,402,283,459)		1,432,356,396
Texas Instruments, Inc.	86,290	2,044,210	OTHER ASSETS
		27,834,287	AND LIABILITIES — 0.4%		5,533,510
			TOTAL NET ASSETS — 100.0%		$1,437,889,906

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Settlement Date	Value	Unrealized Gain (Loss)
6,997,867	CAD for USD	10/30/09	$ 6,536,091	$(106,415)
32,617,724	EUR for USD	10/30/09	47,731,146	114,489
7,614,805	GBP for USD	10/30/09	12,168,180	(47,618)
1,263,980,575	JPY for USD	10/30/09	14,083,646	42,323
			$80,519,063	$ 2,779
(Value on Settlement Date $80,521,842)

Notes to Schedule of Investments
ADR = American Depositary Receipt
CAD = Canadian Dollar
CVA = Certificaten Van Aandelen
EUR = Euro
GBP = British Pound
JPY = Japanese Yen
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

Large Company Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 96.6%			DIVERSIFIED TELECOMMUNICATION
			SERVICES — 6.0%
AEROSPACE & DEFENSE — 2.0%			AT&T, Inc.	1,786,100	$ 48,242,561
Honeywell International, Inc.	173,600	$ 6,449,240	CenturyTel, Inc.	117,900	3,961,440
Lockheed Martin Corp.	44,200	3,451,136	Verizon Communications, Inc.	863,200	26,129,064
Northrop Grumman Corp.	311,200	16,104,600			78,333,065
		26,004,976	ELECTRIC UTILITIES — 2.5%
BEVERAGES — 1.4%			Exelon Corp.	376,600	18,686,892
Coca-Cola Co. (The)	344,600	18,505,020	PPL Corp.	466,700	14,159,678
BIOTECHNOLOGY — 0.5%					32,846,570
Amgen, Inc.(1)(2)	113,300	6,824,059
			ENERGY EQUIPMENT & SERVICES — 1.6%
CAPITAL MARKETS — 4.4%			Baker Hughes, Inc.	101,100	4,312,926
Ameriprise Financial, Inc.	337,700	12,268,641	Diamond Offshore
Bank of New York			Drilling, Inc.	37,600	3,591,552
Mellon Corp. (The)	444,300	12,880,257	National Oilwell
Goldman Sachs			Varco, Inc.(1)	261,300	11,269,869
Group, Inc. (The)	120,200	22,158,870	Smith International, Inc.	64,000	1,836,800
Morgan Stanley	330,000	10,190,400			21,011,147
		57,498,168	FOOD & STAPLES RETAILING — 3.3%
CHEMICALS — 2.2%			Kroger Co. (The)	433,200	8,941,248
E.I. du Pont			SYSCO Corp.	283,600	7,047,460
de Nemours & Co.	470,900	15,134,726
PPG Industries, Inc.	231,900	13,498,899	Walgreen Co.	410,500	15,381,435
		28,633,625	Wal-Mart Stores, Inc.	225,000	11,045,250
COMMERCIAL BANKS — 3.7%					42,415,393
PNC Financial			FOOD PRODUCTS — 0.9%
Services Group, Inc.	177,700	8,634,443	Unilever NV
U.S. Bancorp.	737,600	16,123,936	New York Shares	427,300	12,331,878
Wells Fargo & Co.	818,700	23,070,966	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
		47,829,345	Medtronic, Inc.	132,300	4,868,640
COMMERCIAL SERVICES & SUPPLIES — 1.9%			HEALTH CARE PROVIDERS & SERVICES — 1.1%
Avery Dennison Corp.	149,100	5,369,091	Aetna, Inc.	183,700	5,112,371
Pitney Bowes, Inc.	207,800	5,163,830	Quest Diagnostics, Inc.	69,900	3,648,081
			WellPoint, Inc.(1)	120,600	5,711,616
R.R. Donnelley & Sons Co.	332,100	7,060,446
Waste Management, Inc.	234,900	7,004,718			14,472,068
		24,598,085	HOTELS, RESTAURANTS & LEISURE — 0.6%
COMMUNICATIONS EQUIPMENT — 0.7%			Darden Restaurants, Inc.	101,800	3,474,434
			Starbucks Corp.(1)	193,400	3,993,710
Cisco Systems, Inc.(1)	406,600	9,571,364
COMPUTERS & PERIPHERALS — 1.1%					7,468,144
Hewlett-Packard Co.	316,300	14,932,523	HOUSEHOLD DURABLES — 0.8%
DIVERSIFIED CONSUMER SERVICES — 0.5%			Newell Rubbermaid, Inc.	641,500	10,065,135
			INDEPENDENT POWER
H&R Block, Inc.	356,600	6,554,308	PRODUCERS & ENERGY TRADERS — 0.3%
DIVERSIFIED FINANCIAL SERVICES — 7.2%			NRG Energy, Inc.(1)	141,800	3,997,342
Bank of America Corp.	2,485,800	42,059,736	INDUSTRIAL CONGLOMERATES — 4.2%
Citigroup, Inc.	575,600	2,785,904	General Electric Co.(2)	2,903,800	47,680,396
JPMorgan Chase & Co.	1,103,900	48,372,898
			Tyco International Ltd.	189,400	6,530,512
		93,218,538
					54,210,908

Large Company Value

	Shares	Value		Shares	Value
INSURANCE — 4.3%			PHARMACEUTICALS — 10.5%
Allstate Corp. (The)	536,000	$ 16,412,320	Abbott Laboratories	226,100	$ 11,185,167
Chubb Corp. (The)	144,400	7,279,204	Eli Lilly & Co.	310,400	10,252,512
Loews Corp.	192,789	6,603,024	Johnson & Johnson	410,700	25,007,523
Torchmark Corp.	197,800	8,590,454	Merck & Co., Inc.	707,300	22,371,899
Travelers Cos., Inc. (The)	300,400	14,788,692	Pfizer, Inc.	2,708,300	44,822,365
XL Capital Ltd., Class A	138,800	2,423,448	Wyeth	490,300	23,818,774
		56,097,142			137,458,240
IT SERVICES — 1.5%			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
Fiserv, Inc.(1)(2)	104,700	5,046,540	Host Hotels & Resorts, Inc.	174,300	2,051,511
International Business			Simon Property Group, Inc.	100,068	6,947,721
Machines Corp.	118,500	14,173,785			8,999,232
		19,220,325	SEMICONDUCTORS &
MACHINERY — 2.2%			SEMICONDUCTOR EQUIPMENT — 0.8%
Dover Corp.	287,500	11,143,500	Applied Materials, Inc.	230,500	3,088,700
Ingersoll-Rand plc	387,100	11,872,357	Intel Corp.	344,500	6,741,865
Parker-Hannifin Corp.	117,600	6,096,384			9,830,565
		29,112,241	SOFTWARE — 2.0%
MEDIA — 4.3%			Activision Blizzard, Inc.(1)	171,100	2,119,929
CBS Corp., Class B	761,800	9,179,690	Microsoft Corp.	560,500	14,511,345
Comcast Corp., Class A	727,300	12,284,097	Oracle Corp.(2)	429,900	8,959,116
Time Warner Cable, Inc.	152,120	6,554,851			25,590,390
Time Warner, Inc.	546,600	15,731,148	SPECIALTY RETAIL — 2.3%
Viacom, Inc., Class B(1)	438,600	12,298,344	Best Buy Co., Inc.	84,000	3,151,680
		56,048,130	Gap, Inc. (The)	304,400	6,514,160
METALS & MINING — 0.5%			Home Depot, Inc. (The)	452,200	12,046,608
Nucor Corp.	146,700	6,896,367	Staples, Inc.	353,400	8,205,948
MULTILINE RETAIL — 0.7%					29,918,396
Kohl’s Corp.(1)(2)	152,200	8,683,010	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
MULTI-UTILITIES — 0.7%			VF Corp.	97,700	7,076,411
PG&E Corp.	223,400	9,045,466	TOBACCO — 1.3%
OFFICE ELECTRONICS — 0.4%			Altria Group, Inc.	441,900	7,870,239
Xerox Corp.	712,400	5,513,976	Lorillard, Inc.	119,900	8,908,570
OIL, GAS & CONSUMABLE FUELS — 16.1%					16,778,809
Apache Corp.	154,700	14,206,101	TOTAL COMMON STOCKS
Chevron Corp.	609,300	42,912,999	(Cost $1,224,027,219)		1,258,329,398
ConocoPhillips	756,400	34,159,024	Temporary Cash Investments —
Devon Energy Corp.	142,200	9,574,326	Segregated For Futures
Exxon Mobil Corp.	868,300	59,574,063	Contracts — 3.3%
Occidental Petroleum Corp.	156,100	12,238,240	Repurchase Agreement, Credit Suisse
Royal Dutch Shell plc ADR	583,400	33,364,646	First Boston, Inc., (collateralized by
Valero Energy Corp.	171,500	3,325,385	various U.S. Treasury obligations,
		209,354,784	0.24%, 6/10/10, valued at $43,606,299),
			in a joint trading account at 0.01%,
PAPER & FOREST PRODUCTS — 0.5%			dated 9/30/09, due 10/1/09
International Paper Co.	293,100	6,515,613	(Delivery value $42,748,012)
			(Cost $42,748,000)		42,748,000

Large Company Value

	Shares	Value
Temporary Cash Investments — 0.8%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	89,262	$ 89,262
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by
various U.S. Treasury obligations, 0.24%,
6/10/10, valued at $10,967,880), in a joint
trading account at 0.01%, dated 9/30/09,
due 10/1/09 (Delivery value $10,752,003)		10,752,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $10,841,262)		10,841,262
TOTAL INVESTMENT
SECURITIES — 100.7%
(Cost $1,277,616,481)		1,311,918,660
OTHER ASSETS
AND LIABILITIES — (0.7)%		(8,924,253)
TOTAL NET ASSETS — 100.0%		$1,302,994,407

Futures Contracts
			Underlying Face
Contracts Purchased	Expiration Date		Amount at Value	Unrealized Gain (Loss)
812 S&P 500 E-Mini Futures	December 2009		$42,747,740	$1,306,052

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $42,748,000.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
			Large
	Equity Income	Value	Company Value
Assets
Investment securities — unaffiliated, at value
(cost of $4,856,144,881, $1,402,283,459
and $1,277,616,481, respectively)	$5,423,845,120	$1,432,356,396	$1,311,918,660
Investment securities — affiliated, at value
(cost of $68,785,991, $- and $-, respectively)	82,992,104	—	—
Total investment securities, at value (cost of $4,924,930,872,
$1,402,283,459 and $1,277,616,481, respectively)	5,506,837,224	1,432,356,396	1,311,918,660
Receivable for investments sold	28,651,529	9,545,458	1,313,201
Receivable for capital shares sold	10,026,924	471,102	703,056
Receivable for forward foreign currency exchange contracts	356,028	156,812	—
Dividends and interest receivable	25,616,781	3,071,015	1,632,072
	5,571,488,486	1,445,600,783	1,315,566,989

Liabilities
Payable for investments purchased	51,538,113	4,675,406	2,621,243
Payable for capital shares redeemed	7,467,704	1,701,634	8,971,238
Payable for forward foreign currency exchange contracts	1,793,813	154,033	—
Payable for variation margin on futures contracts	—	—	63,217
Accrued management fees	4,238,452	1,149,064	848,684
Distribution fees payable	97,156	6,213	15,305
Service fees (and distribution fees — A Class and R Class) payable	292,206	24,527	52,895
	65,427,444	7,710,877	12,572,582

Net Assets	$5,506,061,042	$1,437,889,906	$1,302,994,407

See Notes to Financial Statements.

SEPTEMBER 30, 2009 (UNAUDITED)
			Large
	Equity Income	Value	Company Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 6,353,420,146	$2,044,048,306	$1,763,614,167
Accumulated undistributed net investment income (loss)	8,136,568	889,491	(210,376)
Accumulated net realized loss on investment
and foreign currency transactions	(1,435,972,496)	(637,124,272)	(496,017,615)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	580,476,824	30,076,381	35,608,231
	$ 5,506,061,042	$1,437,889,906	$1,302,994,407

Investor Class, $0.01 Par Value
Net assets	$3,484,504,510	$1,186,091,955	$759,535,609
Shares outstanding	555,530,989	242,201,794	156,212,307
Net asset value per share	$6.27	$4.90	$4.86

Institutional Class, $0.01 Par Value
Net assets	$643,169,506	$134,593,616	$300,246,687
Shares outstanding	102,495,367	27,451,423	61,730,255
Net asset value per share	$6.28	$4.90	$4.86

A Class, $0.01 Par Value
Net assets	$1,148,620,332	$103,301,879	$204,557,312
Shares outstanding	183,116,266	21,105,641	42,079,826
Net asset value per share	$6.27	$4.89	$4.86
Maximum offering price (net asset value divided by 0.9425)	$6.65	$5.19	$5.16

B Class, $0.01 Par Value
Net assets	$5,867,215	$3,178,872	$5,993,369
Shares outstanding	934,387	649,379	1,229,091
Net asset value per share	$6.28	$4.90	$4.88

C Class, $0.01 Par Value
Net assets	$154,824,982	$6,950,934	$18,709,852
Shares outstanding	24,679,186	1,430,990	3,848,674
Net asset value per share	$6.27	$4.86	$4.86

R Class, $0.01 Par Value
Net assets	$69,074,497	$3,772,650	$13,951,578
Shares outstanding	11,034,176	770,467	2,868,355
Net asset value per share	$6.26	$4.90	$4.86

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
			Large
	Equity Income	Value	Company Value
Investment Income (Loss)
Income:
Dividends (including $4,600,074 from affiliates
in Equity Income and net of foreign taxes withheld
of $1,270,238, $201,757 and $76, respectively)	$ 81,808,904	$ 21,012,500	$ 16,611,168
Interest	18,984,629	16,933	37,241
	100,793,533	21,029,433	16,648,409

Expenses:
Management fees	23,642,213	6,601,385	4,708,603
Distribution fees:
B Class	15,889	11,084	21,688
C Class	482,311	23,526	67,976
Service fees:
B Class	5,296	3,694	7,229
C Class	160,770	7,842	22,659
Distribution and service fees:
A Class	1,225,256	119,020	236,085
R Class	130,756	7,772	30,338
Directors’ fees and expenses	124,004	29,077	28,289
Other expenses	277	14	38
	25,786,772	6,803,414	5,122,905

Net investment income (loss)	75,006,761	14,226,019	11,525,504

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(1,889,497)
from affiliates in Equity Income)	25,024,757	(51,619,434)	(77,177,950)
Foreign currency transactions	(18,663,798)	(7,141,264)	—
Futures contract transactions	—	2,017,808	17,979,515
	6,360,959	(56,742,890)	(59,198,435)

Change in net unrealized appreciation (depreciation) on:
Investments	707,043,810	388,882,440	397,067,644
Translation of assets and liabilities in foreign currencies	(1,973,354)	(116,741)	—
Futures contracts	—	—	(3,085,503)
	705,070,456	388,765,699	393,982,141

Net realized and unrealized gain (loss)	711,431,415	332,022,809	334,783,706

Net Increase (Decrease) in Net Assets
Resulting from Operations	$786,438,176	$346,248,828	$346,309,210

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
	Equity Income		Value
Increase (Decrease) in Net Assets:	September 30, 2009	March 31, 2009	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 75,006,761	$ 155,553,464	$ 14,226,019	$ 44,173,650
Net realized gain (loss)	6,360,959	(1,038,472,929)	(56,742,890)	(307,533,855)
Change in net unrealized
appreciation (depreciation)	705,070,456	(304,301,554)	388,765,699	(350,470,048)
Net increase (decrease) in net assets
resulting from operations	786,438,176	(1,187,221,019)	346,248,828	(613,830,253)

Distributions to Shareholders
From net investment income:
Investor Class	(45,453,291)	(116,479,871)	(12,445,089)	(35,722,719)
Institutional Class	(8,696,171)	(18,736,225)	(1,472,022)	(5,401,338)
A Class	(12,887,648)	(27,423,419)	(932,371)	(3,179,752)
B Class	(41,288)	(28,307)	(17,486)	(67,375)
C Class	(1,195,023)	(2,668,345)	(37,289)	(136,824)
R Class	(622,722)	(1,185,911)	(25,516)	(44,354)
Decrease in net assets from distributions	(68,896,143)	(166,522,078)	(14,929,773)	(44,552,362)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	443,500,045	389,430,888	(86,258,652)	(374,420,582)

Net increase (decrease) in net assets	1,161,042,078	(964,312,209)	245,060,403	(1,032,803,197)

Net Assets
Beginning of period	4,345,018,964	5,309,331,173	1,192,829,503	2,225,632,700
End of period	$5,506,061,042	$ 4,345,018,964	$1,437,889,906	$1,192,829,503

Undistributed net investment income	$8,136,568	$2,025,950	$889,491	$1,593,245

See Notes to Financial Statements.

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009

	Large Company Value
Increase (Decrease) in Net Assets:	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 11,525,504	$ 43,729,282
Net realized gain (loss)	(59,198,435)	(434,126,077)
Change in net unrealized appreciation (depreciation)	393,982,141	(467,530,642)
Net increase (decrease) in net assets resulting from operations	346,309,210	(857,927,437)

Distributions to Shareholders
From net investment income:
Investor Class	(6,872,716)	(24,087,668)
Institutional Class	(3,023,688)	(12,985,767)
A Class	(1,635,528)	(6,318,876)
B Class	(27,552)	(146,748)
C Class	(85,986)	(528,933)
R Class	(90,410)	(299,117)
From net realized gains:
Investor Class	—	(12,476,507)
Institutional Class	—	(6,638,027)
A Class	—	(3,841,488)
B Class	—	(121,562)
C Class	—	(435,919)
R Class	—	(202,323)
Decrease in net assets from distributions	(11,735,880)	(68,082,935)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(71,382,546)	(280,606,732)

Net increase (decrease) in net assets	263,190,784	(1,206,617,104)

Net Assets
Beginning of period	1,039,803,623	2,246,420,727
End of period	$1,302,994,407	$1,039,803,623

Accumulated net investment loss	$(210,376)	—

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Income Fund (Equity Income), Value Fund (Value) and Large Company Value Fund (Large Company Value) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Income’s investment objective is to seek current income; capital appreciation is a secondary objective. Equity Income pursues its investment objective by investing in securities of companies with a favorable income-paying history that have prospects for income payments to continue or increase. Value and Large Company Value’s investment objective is to seek long-term capital growth; income is a secondary objective. Value and Large Company Value pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. Value invests in companies with small, medium, and large market capitalization and Large Company Value invests in companies with larger market capitalization. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations —All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Equity Income ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Value ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Large Company Value ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended September 30, 2009, was as follows:

	Investor, A, B, C & R	Institutional
Equity Income	0.97%	0.77%
Value	1.00%	0.80%
Large Company Value	0.84%	0.64%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended September 30, 2009, were as follows:

	Equity Income	Value	Large Company Value
Purchases	$3,310,079,646	$334,073,228	$163,841,499
Sales	$2,997,485,474	$445,544,484	$183,103,995

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Equity Income
Investor Class/Shares Authorized	1,560,000,000		1,500,000,000
Sold	89,500,006	$ 524,474,401	144,479,407	$ 866,731,526
Issued in reinvestment of distributions	6,829,600	40,796,283	17,100,135	107,601,292
Redeemed	(78,639,934)	(462,381,421)	(133,115,506)	(842,860,297)
	17,689,672	102,889,263	28,464,036	131,472,521
Institutional Class/Shares Authorized	300,000,000		240,000,000
Sold	23,680,370	138,474,259	40,221,176	248,521,793
Issued in reinvestment of distributions	1,321,588	7,900,145	2,911,495	18,133,861
Redeemed	(15,223,437)	(88,670,988)	(18,314,225)	(117,878,477)
	9,778,521	57,703,416	24,818,446	148,777,177
A Class/Shares Authorized	500,000,000		475,000,000
Sold	55,620,549	327,912,459	62,666,044	374,765,261
Issued in reinvestment of distributions	2,072,887	12,400,102	4,243,751	26,565,849
Redeemed	(21,216,534)	(125,774,151)	(48,118,311)	(307,954,781)
	36,476,902	214,538,410	18,791,484	93,376,329
B Class/Shares Authorized	20,000,000		20,000,000
Sold	527,083	3,083,620	445,508	2,606,785
Issued in reinvestment of distributions	5,165	31,064	3,746	21,871
Redeemed	(39,156)	(234,014)	(40,178)	(245,850)
	493,092	2,880,670	409,076	2,382,806
C Class/Shares Authorized	100,000,000		50,000,000
Sold	8,074,661	47,279,037	5,847,450	34,543,379
Issued in reinvestment of distributions	167,573	1,001,503	382,672	2,394,695
Redeemed	(1,453,573)	(8,630,824)	(4,359,143)	(27,550,459)
	6,788,661	39,649,716	1,870,979	9,387,615
R Class/Shares Authorized	50,000,000		20,000,000
Sold	5,793,645	33,844,950	2,434,300	14,833,099
Issued in reinvestment of distributions	101,131	606,583	184,849	1,157,676
Redeemed	(1,443,880)	(8,612,963)	(1,898,160)	(11,956,335)
	4,450,896	25,838,570	720,989	4,034,440
Net increase (decrease)	75,677,744	$ 443,500,045	75,075,010	$ 389,430,888

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Value
Investor Class/Shares Authorized	1,000,000,000		1,250,000,000
Sold	19,167,705	$ 83,849,707	30,987,365	$ 146,011,346
Issued in reinvestment of distributions	2,571,950	11,477,685	7,104,843	33,183,474
Redeemed	(36,079,361)	(158,524,696)	(76,759,099)	(385,699,104)
	(14,339,706)	(63,197,304)	(38,666,891)	(206,504,284)
Institutional Class/Shares Authorized	125,000,000		125,000,000
Sold	3,141,734	13,727,104	9,345,154	45,000,807
Issued in reinvestment of distributions	324,563	1,457,335	1,138,948	5,401,338
Redeemed	(8,433,536)	(35,229,279)	(31,202,939)	(159,526,056)
	(4,967,239)	(20,044,840)	(20,718,837)	(109,123,911)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	2,215,067	9,797,351	6,714,489	33,425,372
Issued in reinvestment of distributions	205,027	914,459	661,446	3,123,129
Redeemed	(3,212,299)	(14,253,421)	(18,645,461)	(92,499,588)
	(792,205)	(3,541,611)	(11,269,526)	(55,951,087)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	13,448	60,625	27,172	123,211
Issued in reinvestment of distributions	3,349	14,744	12,613	58,313
Redeemed	(64,559)	(282,823)	(311,458)	(1,540,863)
	(47,762)	(207,454)	(271,673)	(1,359,339)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	134,569	578,971	283,303	1,313,799
Issued in reinvestment of distributions	6,663	29,181	23,299	106,981
Redeemed	(144,937)	(636,625)	(881,793)	(4,338,814)
	(3,705)	(28,473)	(575,191)	(2,918,034)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	354,563	1,576,156	432,648	2,018,584
Issued in reinvestment of distributions	5,713	25,516	9,964	44,354
Redeemed	(182,800)	(840,642)	(130,728)	(626,865)
	177,476	761,030	311,884	1,436,073
Net increase (decrease)	(19,973,141)	$ (86,258,652)	(71,190,234)	$(374,420,582)

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Large Company Value
Investor Class/Shares Authorized	550,000,000		550,000,000
Sold	21,598,089	$ 94,326,882	59,296,017	$ 310,739,279
Issued in reinvestment of distributions	954,567	4,265,113	5,065,704	23,264,926
Redeemed	(22,800,403)	(100,938,943)	(101,187,145)	(517,924,401)
	(247,747)	(2,346,948)	(36,825,424)	(183,920,196)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	7,537,072	32,185,065	41,223,991	215,645,715
Issued in reinvestment of distributions	548,666	2,446,744	3,585,809	16,456,627
Redeemed	(21,964,380)	(88,091,317)	(52,640,123)	(242,779,188)
	(13,878,642)	(53,459,508)	(7,830,323)	(10,676,846)
A Class/Shares Authorized	300,000,000		300,000,000
Sold	4,964,644	21,271,262	11,140,257	57,167,088
Issued in reinvestment of distributions	234,286	1,042,790	1,541,631	7,055,998
Redeemed	(7,898,914)	(34,153,861)	(25,533,095)	(130,775,138)
	(2,699,984)	(11,839,809)	(12,851,207)	(66,552,052)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	11,268	48,485	42,187	194,556
Issued in reinvestment of distributions	5,054	22,370	49,239	219,947
Redeemed	(235,138)	(1,015,494)	(640,231)	(3,262,484)
	(218,816)	(944,639)	(548,805)	(2,847,981)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	127,805	563,158	599,720	2,971,675
Issued in reinvestment of distributions	7,073	31,190	74,819	335,855
Redeemed	(1,025,148)	(4,329,341)	(3,932,850)	(20,238,583)
	(890,270)	(3,734,993)	(3,258,311)	(16,931,053)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	562,921	2,323,146	862,495	4,327,553
Issued in reinvestment of distributions	19,679	87,649	108,516	485,125
Redeemed	(347,238)	(1,467,444)	(912,549)	(4,491,282)
	235,362	943,351	58,462	321,396
Net increase (decrease)	(17,700,097)	$ (71,382,546)	(61,255,608)	$(280,606,732)

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2009 follows:

						September 30, 2009
	Share Balance	Purchases	Sales	Realized	Dividend	Share	Market
Fund/Company	3/31/09	Cost	Cost	Gain (Loss)	Income	Balance	Value
Equity Income
AGL Resources, Inc.(1)	3,573,500	$ 2,200,207	$29,664,372	$(1,891,248)	$2,825,210	2,806,100	(1)
WGL Holdings, Inc.	2,371,288	10,646,152	6,573,199	1,751	1,774,864	2,504,288	$82,992,104
		$12,846,359	$36,237,571	$(1,889,497)	$4,600,074		$82,992,104
(1) Company was not an affiliate at September 30, 2009.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3

Equity Income
Investment Securities
Domestic Common Stocks	$3,617,285,613	—		—
Foreign Common Stocks	19,617,267	$ 381,005,435		—
Convertible Bonds	—	1,247,263,928		—
Convertible Preferred Stocks	—	195,582,699		—
Preferred Stocks	—	7,900,389		—
Temporary Cash Investments	81,893	38,100,000		—
Total Value of Investment Securities	$3,636,984,773	$1,869,852,451		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$(1,437,785)		—

Value
Investment Securities
Domestic Common Stocks	$1,284,559,224	—		—
Foreign Common Stocks	37,840,534	$ 77,602,268		—
Temporary Cash Investments	54,370	32,300,000		—
Total Value of Investment Securities	$1,322,454,128	$109,902,268		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$2,779		—

	Level 1	Level 2	Level 3

Large Company Value
Investment Securities
Domestic Common Stocks	$1,191,806,557	—		—
Foreign Common Stocks	66,522,841	—		—
Temporary Cash Investments	89,262	$53,500,000		—
Total Value of Investment Securities	$1,258,418,660	$53,500,000		—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$1,306,052	—		—

7. Derivative Instruments

Equity Price Risk — Value and Large Company Value are subject to equity price risk in the normal course of pursuing their investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended September 30, 2009, Value and Large Company Value purchased futures contracts.

Foreign Currency Risk — Equity Income and Value are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, Equity Income and Value participated in forward foreign currency exchange contracts.

Value of Derivative Instruments as of September 30, 2009

	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Equity Income
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$356,028	currency exchange contracts	$1,793, 813

Value
Foreign Currency Risk	Receivable for forward foreign		Payable for forward foreign
	currency exchange contracts	$156,812	currency exchange contracts	$154,033

Large Company Value
Equity Price Risk	Receivable for variation margin		Payable for variation margin
	on futures contracts	—	on futures contracts	$63,217

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2009

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Operations		of Operations

Equity Income
Foreign Currency Risk	Net realized gain (loss) on		Change in net unrealized
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
		$(18,667,672)	liabilities in foreign currencies	$(1,982,035)

Value
Equity Price Risk	Net realized gain (loss) on		Change in net unrealized
	futures contract transactions		appreciation (depreciation)
		$ 2,017,808	on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on		Change in net unrealized
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
		$(7,231,415)	liabilities in foreign currencies	$(117,215)
		$(5,213,607)		$(117,215)

Large Company Value
Equity Price Risk	Net realized gain (loss) on		Change in net unrealized
	futures contract transactions		appreciation (depreciation)
		$17,979,515	on futures contracts	$(3,085,503)

The value of derivative instruments at period end and the effect of derivatives on the
Statement of Operations is indicative of each fund’s typical volume.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic development, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws and restrictions.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2009, the funds did not utilize the program.

10. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

	Equity Income	Value	Large Company Value
Federal tax cost of investments	$5,161,512,921	$1,497,280,659	$1,290,485,897
Gross tax appreciation of investments	$360,260,800	$ 88,541,006	$ 168,494,409
Gross tax depreciation of investments	(14,936,497)	(153,465,269)	(147,061,646)
Net tax appreciation (depreciation) of investments	$345,324,303	$ (64,924,263)	$ 21,432,763

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2009, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

The capital and currency loss deferrals listed below represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	Equity Income	Value	Large Company Value
Accumulated capital losses	$(417,259,103)	$(291,984,197)	$(173,892,841)
Capital loss deferrals	$(725,792,554)	$(171,099,788)	$(245,371,935)
Currency loss deferrals	$(2,435,365)	—	—

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

Financial Highlights

Equity Income

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.05	$7.84
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.09	0.22	0.23	0.21	0.20	0.21
Net Realized and
Unrealized Gain (Loss)	0.84	(1.87)	(0.62)	1.05	0.36	0.61
Total From
Investment Operations	0.93	(1.65)	(0.39)	1.26	0.56	0.82
Distributions
From Net
Investment Income	(0.08)	(0.23)	(0.23)	(0.17)	(0.18)	(0.19)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.08)	(0.23)	(0.96)	(0.72)	(0.50)	(0.61)
Net Asset Value,
End of Period	$6.27	$5.42	$7.30	$8.65	$8.11	$8.05

Total Return(3)	17.30%	(22.98)%	(5.17)%	15.79%	7.21%	10.69%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.98%(4)	0.98%	0.97%	0.97%	0.98%	0.99%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.07%(4)	3.36%	2.68%	2.43%	2.53%	2.56%
Portfolio Turnover Rate	63%	296%	165%	160%	150%	174%
Net Assets, End of Period
(in thousands)	$3,484,505	$2,913,351	$3,719,757	$4,790,510	$3,715,366	$3,290,442
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Equity Income

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.42	$7.31	$8.65	$8.11	$8.06	$7.85
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.10	0.23	0.25	0.23	0.22	0.22
Net Realized and
Unrealized Gain (Loss)	0.85	(1.88)	(0.61)	1.05	0.35	0.61
Total From
Investment Operations	0.95	(1.65)	(0.36)	1.28	0.57	0.83
Distributions
From Net
Investment Income	(0.09)	(0.24)	(0.25)	(0.19)	(0.20)	(0.20)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.09)	(0.24)	(0.98)	(0.74)	(0.52)	(0.62)
Net Asset Value,
End of Period	$6.28	$5.42	$7.31	$8.65	$8.11	$8.06

Total Return(3)	17.60%	(22.94)%	(4.85)%	16.01%	7.29%	10.91%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.78%(4)	0.78%	0.77%	0.77%	0.78%	0.79%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	3.27%(4)	3.56%	2.88%	2.63%	2.73%	2.76%
Portfolio Turnover Rate	63%	296%	165%	160%	150%	174%
Net Assets, End of Period
(in thousands)	$643,170	$502,435	$496,033	$551,202	$382,909	$257,195
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Equity Income

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.05	$7.84
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.08	0.20	0.20	0.19	0.18	0.19
Net Realized and
Unrealized Gain (Loss)	0.85	(1.86)	(0.61)	1.05	0.36	0.61
Total From
Investment Operations	0.93	(1.66)	(0.41)	1.24	0.54	0.80
Distributions
From Net
Investment Income	(0.08)	(0.22)	(0.21)	(0.15)	(0.16)	(0.17)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.08)	(0.22)	(0.94)	(0.70)	(0.48)	(0.59)
Net Asset Value,
End of Period	$6.27	$5.42	$7.30	$8.65	$8.11	$8.05

Total Return(4)	17.15%	(23.18)%	(5.40)%	15.51%	6.94%	10.41%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.23%(5)	1.23%	1.22%	1.22%	1.23%	1.24%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.82%(5)	3.11%	2.43%	2.18%	2.28%	2.31%
Portfolio Turnover Rate	63%	296%	165%	160%	150%	174%
Net Assets, End of Period
(in thousands)	$1,148,620	$794,323	$933,600	$1,280,888	$902,749	$765,331
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Equity Income

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$7.30	$8.99
Income From Investment Operations
Net Investment Income (Loss)(3)	0.06	0.15	0.08
Net Realized and Unrealized Gain (Loss)	0.85	(1.86)	(0.95)
Total From Investment Operations	0.91	(1.71)	(0.87)
Distributions
From Net Investment Income	(0.05)	(0.17)	(0.09)
From Net Realized Gains	—	—	(0.73)
Total Distributions	(0.05)	(0.17)	(0.82)
Net Asset Value, End of Period	$6.28	$5.42	$7.30

Total Return(4)	16.90%	(23.75)%	(10.28)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.98%(5)	1.98%	1.97%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.07%(5)	2.36%	2.11%(5)
Portfolio Turnover Rate	63%	296%	165%(6)
Net Assets, End of Period (in thousands)	$5,867	$2,392	$235
(1) Six months ended September 30, 2009 (unaudited).
(2) September 28, 2007 (commencement of sale) through March 31, 2008.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

Equity Income

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.42	$7.30	$8.65	$8.11	$8.06	$7.85
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.06	0.15	0.14	0.12	0.13	0.13
Net Realized and
Unrealized Gain (Loss)	0.84	(1.86)	(0.61)	1.06	0.34	0.61
Total From
Investment Operations	0.90	(1.71)	(0.47)	1.18	0.47	0.74
Distributions
From Net
Investment Income	(0.05)	(0.17)	(0.15)	(0.09)	(0.10)	(0.11)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.05)	(0.17)	(0.88)	(0.64)	(0.42)	(0.53)
Net Asset Value,
End of Period	$6.27	$5.42	$7.30	$8.65	$8.11	$8.06

Total Return(3)	16.71%	(23.75)%	(6.10)%	14.65%	6.02%	9.60%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.98%(4)	1.98%	1.97%	1.97%	1.98%	1.99%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.07%(4)	2.36%	1.68%	1.43%	1.53%	1.56%
Portfolio Turnover Rate	63%	296%	165%	160%	150%	174%
Net Assets, End of Period
(in thousands)	$154,825	$96,930	$116,985	$127,266	$98,481	$63,512
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Equity Income

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$5.41	$7.29	$8.63	$8.09	$8.04	$7.84
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.08	0.18	0.18	0.17	0.17	0.17
Net Realized and
Unrealized Gain (Loss)	0.84	(1.86)	(0.60)	1.05	0.34	0.60
Total From
Investment Operations	0.92	(1.68)	(0.42)	1.22	0.51	0.77
Distributions
From Net
Investment Income	(0.07)	(0.20)	(0.19)	(0.13)	(0.14)	(0.15)
From Net Realized Gains	—	—	(0.73)	(0.55)	(0.32)	(0.42)
Total Distributions	(0.07)	(0.20)	(0.92)	(0.68)	(0.46)	(0.57)
Net Asset Value,
End of Period	$6.26	$5.41	$7.29	$8.63	$8.09	$8.04

Total Return(3)	17.03%	(23.40)%	(5.53)%	15.25%	6.56%	10.03%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.48%(4)	1.48%	1.47%	1.47%	1.48%	1.44%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.57%(4)	2.86%	2.18%	1.93%	2.03%	2.11%(5)
Portfolio Turnover Rate	63%	296%	165%	160%	150%	174%
Net Assets, End of Period
(in thousands)	$69,074	$35,588	$42,720	$44,767	$24,283	$6,046
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During a portion of the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.49% and 2.06%, respectively.

See Notes to Financial Statements.

Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31	$7.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.13	0.12	0.12	0.12	0.09
Net Realized and
Unrealized Gain (Loss)	1.10	(1.98)	(0.92)	0.93	0.57	0.64
Total From
Investment Operations	1.15	(1.85)	(0.80)	1.05	0.69	0.73
Distributions
From Net
Investment Income	(0.05)	(0.13)	(0.12)	(0.11)	(0.10)	(0.09)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.05)	(0.13)	(1.03)	(0.62)	(0.82)	(1.14)
Net Asset Value,
End of Period	$4.90	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(3)	30.38%	(32.34)%	(11.56)%	14.90%	9.89%	9.95%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.00%(4)	1.00%	1.00%	0.99%	0.99%	0.99%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.12%(4)	2.63%	1.65%	1.58%	1.71%	1.16%
Portfolio Turnover Rate	26%	91%	152%	140%	134%	130%
Net Assets, End of Period
(in thousands)	$1,186,092	$975,772	$1,707,366	$2,495,067	$2,296,153	$2,315,507
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.81	$5.79	$7.62	$7.19	$7.32	$7.72
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.14	0.13	0.13	0.14	0.10
Net Realized and
Unrealized Gain (Loss)	1.09	(1.98)	(0.91)	0.94	0.57	0.65
Total From
Investment Operations	1.14	(1.84)	(0.78)	1.07	0.71	0.75
Distributions
From Net
Investment Income	(0.05)	(0.14)	(0.14)	(0.13)	(0.12)	(0.10)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.05)	(0.14)	(1.05)	(0.64)	(0.84)	(1.15)
Net Asset Value,
End of Period	$4.90	$3.81	$5.79	$7.62	$7.19	$7.32

Total Return(3)	30.16%	(32.14)%	(11.36)%	15.11%	10.10%	10.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.80%(4)	0.80%	0.80%	0.79%	0.79%	0.79%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.32%(4)	2.83%	1.85%	1.78%	1.91%	1.36%
Portfolio Turnover Rate	26%	91%	152%	140%	134%	130%
Net Assets, End of Period
(in thousands)	$134,594	$123,484	$307,769	$289,536	$254,778	$251,812
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31	$7.72
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.12	0.10	0.10	0.10	0.07
Net Realized and
Unrealized Gain (Loss)	1.09	(1.98)	(0.92)	0.93	0.57	0.64
Total From
Investment Operations	1.13	(1.86)	(0.82)	1.03	0.67	0.71
Distributions
From Net
Investment Income	(0.04)	(0.12)	(0.10)	(0.09)	(0.08)	(0.07)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.04)	(0.12)	(1.01)	(0.60)	(0.80)	(1.12)
Net Asset Value,
End of Period	$4.89	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(4)	29.95%	(32.51)%	(11.76)%	14.62%	9.61%	9.67%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.25%(5)	1.25%	1.25%	1.24%	1.24%	1.24%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.87%(5)	2.38%	1.40%	1.33%	1.46%	0.91%
Portfolio Turnover Rate	26%	91%	152%	140%	134%	130%
Net Assets, End of Period
(in thousands)	$103,302	$83,254	$191,739	$249,265	$214,835	$236,960
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.31	$7.73
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.08	0.05	0.04	0.05	0.01
Net Realized and
Unrealized Gain (Loss)	1.11	(1.97)	(0.92)	0.94	0.57	0.65
Total From
Investment Operations	1.13	(1.89)	(0.87)	0.98	0.62	0.66
Distributions
From Net
Investment Income	(0.03)	(0.09)	(0.05)	(0.04)	(0.03)	(0.03)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.03)	(0.09)	(0.96)	(0.55)	(0.75)	(1.08)
Net Asset Value,
End of Period	$4.90	$3.80	$5.78	$7.61	$7.18	$7.31

Total Return(3)	29.72%	(33.01)%	(12.41)%	13.78%	8.81%	8.93%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.00%(4)	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.12%(4)	1.63%	0.65%	0.58%	0.71%	0.16%
Portfolio Turnover Rate	26%	91%	152%	140%	134%	130%
Net Assets, End of Period
(in thousands)	$3,179	$2,651	$5,601	$7,740	$7,129	$5,059
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.77	$5.74	$7.56	$7.14	$7.27	$7.70
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.08	0.05	0.04	0.05	0.01
Net Realized and
Unrealized Gain (Loss)	1.10	(1.96)	(0.91)	0.93	0.57	0.64
Total From
Investment Operations	1.12	(1.88)	(0.86)	0.97	0.62	0.65
Distributions
From Net
Investment Income	(0.03)	(0.09)	(0.05)	(0.04)	(0.03)	(0.03)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)	(1.05)
Total Distributions	(0.03)	(0.09)	(0.96)	(0.55)	(0.75)	(1.08)
Net Asset Value,
End of Period	$4.86	$3.77	$5.74	$7.56	$7.14	$7.27

Total Return(3)	29.69%	(33.06)%	(12.36)%	13.71%	8.87%	8.84%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.00%(4)	2.00%	2.00%	1.99%	1.99%	1.99%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.12%(4)	1.63%	0.65%	0.58%	0.71%	0.16%
Portfolio Turnover Rate	26%	91%	152%	140%	134%	130%
Net Assets, End of Period
(in thousands)	$6,951	$5,414	$11,532	$22,274	$19,259	$13,885
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$3.80	$5.78	$7.61	$7.18	$7.60
Income From Investment Operations
Net Investment Income (Loss)(3)	0.04	0.11	0.09	0.08	0.06
Net Realized and Unrealized Gain (Loss)	1.10	(1.98)	(0.92)	0.94	0.29
Total From Investment Operations	1.14	(1.87)	(0.83)	1.02	0.35
Distributions
From Net Investment Income	(0.04)	(0.11)	(0.09)	(0.08)	(0.05)
From Net Realized Gains	—	—	(0.91)	(0.51)	(0.72)
Total Distributions	(0.04)	(0.11)	(1.00)	(0.59)	(0.77)
Net Asset Value, End of Period	$4.90	$3.80	$5.78	$7.61	$7.18

Total Return(4)	30.05%	(32.67)%	(11.98)%	14.34%	4.99%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.50%(5)	1.50%	1.50%	1.49%	1.49%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	1.62%(5)	2.13%	1.15%	1.08%	1.17%(5)
Portfolio Turnover Rate	26%	91%	152%	140%	134%(6)
Net Assets, End of Period (in thousands)	$3,773	$2,255	$1,625	$331	$43
(1)	Six months ended September 30, 2009 (unaudited).
(2)	July 29, 2005 (commencement of sale) through March 31, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

Large Company Value

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.64	$6.48	$7.55	$6.72	$6.39	$5.89
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.14	0.14	0.13	0.12	0.12
Net Realized and
Unrealized Gain (Loss)	1.22	(2.76)	(0.85)	0.89	0.47	0.51
Total From
Investment Operations	1.26	(2.62)	(0.71)	1.02	0.59	0.63
Distributions
From Net
Investment Income	(0.04)	(0.14)	(0.15)	(0.13)	(0.11)	(0.11)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.04)	(0.22)	(0.36)	(0.19)	(0.26)	(0.13)
Net Asset Value,
End of Period	$4.86	$3.64	$6.48	$7.55	$6.72	$6.39

Total Return(3)	34.83%	(41.07)%	(9.88)%	15.37%	9.44%	10.73%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.85%(4)	0.83%	0.83%	0.83%	0.84%	0.87%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.96%(4)	2.57%	1.93%	1.86%	1.75%	1.90%
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$759,536	$569,483	$1,251,631	$1,498,119	$1,112,858	$659,277
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.64	$6.48	$7.55	$6.72	$6.39	$5.89
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.05	0.15	0.16	0.15	0.13	0.13
Net Realized and
Unrealized Gain (Loss)	1.22	(2.76)	(0.86)	0.88	0.47	0.51
Total From
Investment Operations	1.27	(2.61)	(0.70)	1.03	0.60	0.64
Distributions
From Net
Investment Income	(0.05)	(0.15)	(0.16)	(0.14)	(0.12)	(0.12)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.05)	(0.23)	(0.37)	(0.20)	(0.27)	(0.14)
Net Asset Value,
End of Period	$4.86	$3.64	$6.48	$7.55	$6.72	$6.39

Total Return(3)	34.96%	(40.95)%	(9.70)%	15.60%	9.65%	10.94%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.65%(4)	0.63%	0.63%	0.63%	0.64%	0.67%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.16%(4)	2.77%	2.13%	2.06%	1.95%	2.10%
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$300,247	$275,245	$540,297	$587,012	$527,109	$438,518
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Large Company Value

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.64	$6.47	$7.55	$6.72	$6.39	$5.89
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.04	0.12	0.12	0.12	0.10	0.10
Net Realized and
Unrealized Gain (Loss)	1.22	(2.74)	(0.86)	0.88	0.47	0.51
Total From
Investment Operations	1.26	(2.62)	(0.74)	1.00	0.57	0.61
Distributions
From Net
Investment Income	(0.04)	(0.13)	(0.13)	(0.11)	(0.09)	(0.09)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.04)	(0.21)	(0.34)	(0.17)	(0.24)	(0.11)
Net Asset Value,
End of Period	$4.86	$3.64	$6.47	$7.55	$6.72	$6.39

Total Return(4)	34.66%	(41.12)%	(10.24)%	15.08%	9.17%	10.45%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.10%(5)	1.08%	1.08%	1.08%	1.09%	1.12%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.71%(5)	2.32%	1.68%	1.61%	1.50%	1.65%
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$204,557	$162,957	$373,078	$282,930	$184,601	$104,612
(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

Large Company Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.65	$6.49	$7.57	$6.74	$6.41	$5.91
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.08	0.07	0.06	0.05	0.05
Net Realized and
Unrealized Gain (Loss)	1.23	(2.75)	(0.87)	0.89	0.47	0.52
Total From
Investment Operations	1.25	(2.67)	(0.80)	0.95	0.52	0.57
Distributions
From Net
Investment Income	(0.02)	(0.09)	(0.07)	(0.06)	(0.04)	(0.05)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.02)	(0.17)	(0.28)	(0.12)	(0.19)	(0.07)
Net Asset Value,
End of Period	$4.88	$3.65	$6.49	$7.57	$6.74	$6.41

Total Return(3)	34.33%	(41.58)%	(10.88)%	14.18%	8.33%	9.59%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.85%(4)	1.83%	1.83%	1.83%	1.84%	1.87%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.96%(4)	1.57%	0.93%	0.86%	0.75%	0.90%
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$5,993	$5,285	$12,965	$17,374	$15,954	$13,009
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Large Company Value

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.64	$6.47	$7.55	$6.72	$6.39	$5.89
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.08	0.07	0.06	0.05	0.05
Net Realized and
Unrealized Gain (Loss)	1.22	(2.74)	(0.87)	0.89	0.47	0.52
Total From
Investment Operations	1.24	(2.66)	(0.80)	0.95	0.52	0.57
Distributions
From Net
Investment Income	(0.02)	(0.09)	(0.07)	(0.06)	(0.04)	(0.05)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.02)	(0.17)	(0.28)	(0.12)	(0.19)	(0.07)
Net Asset Value,
End of Period	$4.86	$3.64	$6.47	$7.55	$6.72	$6.39

Total Return(3)	34.15%	(41.56)%	(10.91)%	14.22%	8.35%	9.62%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.85%(4)	1.83%	1.83%	1.83%	1.84%	1.87%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	0.96%(4)	1.57%	0.93%	0.86%	0.75%	0.90%
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$18,710	$17,246	$51,775	$71,792	$61,682	$40,789
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

Large Company Value

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.64	$6.48	$7.56	$6.72	$6.39	$5.89
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.11	0.11	0.10	0.09	0.09
Net Realized and
Unrealized Gain (Loss)	1.22	(2.76)	(0.87)	0.89	0.47	0.51
Total From
Investment Operations	1.25	(2.65)	(0.76)	0.99	0.56	0.60
Distributions
From Net
Investment Income	(0.03)	(0.11)	(0.11)	(0.09)	(0.08)	(0.08)
From Net Realized Gains	—	(0.08)	(0.21)	(0.06)	(0.15)	(0.02)
Total Distributions	(0.03)	(0.19)	(0.32)	(0.15)	(0.23)	(0.10)
Net Asset Value,
End of Period	$4.86	$3.64	$6.48	$7.56	$6.72	$6.39

Total Return(3)	34.49%	(41.36)%	(10.45)%	14.95%	8.90%	10.17%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.35%(4)	1.33%	1.33%	1.33%	1.34%	1.33%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets	1.46%(4)	2.07%	1.43%	1.36%	1.25%	1.44%(5)
Portfolio Turnover Rate	15%	22%	18%	12%	16%	18%
Net Assets, End of Period
(in thousands)	$13,952	$9,587	$16,675	$17,765	$10,984	$2,143
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.
(5)	During the year ended March 31, 2005, the class received a partial reimbursement of its distribution and service fee. Had fees not been reimbursed, the ratio of operating expenses to average net assets and ratio of net investment income (loss) to average net assets would have been 1.37% and 1.40%, respectively.

See Notes to Financial Statements.

Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Equity Income, Value and Large Company Value funds (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Equity Income’s and Value’s performance for both the one- and three-year periods were above the median for their respective peer groups. Large Company Value’s quarter end performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed Large Company Value’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Funds’ performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of the Funds was below the median of the total expense ratios of its respective peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Lipper Equity Income Funds Index is an equally-weighted index of, typically, the 30 largest equity income mutual funds that purchase securities of companies of all market capitalizations.

The Lipper Multi-Cap Value Funds Index is an equally-weighted index of, typically, the 30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66878N

Semiannual Report
September 30, 2009

American Century Investments

Equity Index Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
U.S. Stock Index Returns	2

Equity Index

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	27

Other Information

Approval of Management Agreement	29
Additional Information	35
Index Definitions	37

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Rallied Sharply

The U.S. stock market staged a powerful rally during the six months ended September 30, 2009, as the major stock indices enjoyed their best six-month period of performance in more than 70 years (see the table below). The market’s surge was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

In late 2008 and early 2009, stocks fell sharply as investors grew increasingly concerned about a deep economic downturn and a collapse in the global financial system. As the six-month period began, however, early signs of stabilization in the economy began to erase this pessimistic sentiment, boosting confidence about a possible recovery. Although the unemployment rate continued to climb during the six-month period, reaching a 26-year high of 9.8%, other segments of the economy—most notably housing and manufacturing—showed evidence of improvement.

Investors also responded favorably to corporate America’s cost-management efforts, which resulted in better-than-expected profit levels despite weaker revenues. With investor confidence soaring, the major stock indices moved steadily higher throughout the six-month period, advancing by approximately 35%. The market rally was broad based, but mid- and small-cap stocks generated the best results, while value shares outpaced growth across all market capitalizations.

Challenges Still to Be Overcome

Although we are no longer peering into the abyss of an economic and financial collapse, we are not out of the woods yet. To sustain the early signs of economic revitalization we have witnessed since March, several longer-term challenges need to be addressed, including a massive and growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation once a recovery takes hold.

While these concerns are not likely to result in any dire consequences in the near term, they are major risk factors to the longer-term health of the U.S. economy and its ability to fully recover from the recent downturn. As a result, we foresee a protracted and uncertain economic recovery and continued volatility in the equity market.

U.S. Stock Index Returns
For the six months ended September 30, 2009*
Russell 1000 Index (Large-Cap)	35.22%	Russell 2000 Index (Small-Cap)	43.95%
Russell 1000 Value Index	37.99%	Russell 2000 Value Index	44.79%
Russell 1000 Growth Index	32.58%	Russell 2000 Growth Index	43.06%
Russell Midcap Index	45.71%
Russell Midcap Value Index	49.51%
Russell Midcap Growth Index	41.89%
*Total returns for periods less than one year are not annualized.

2

Performance

Equity Index

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	33.59%	-7.44%	0.56%	-0.63%	-0.22%	2/26/99
S&P 500 Index(2)	34.02%	-6.91%	1.02%	-0.15%	0.26%	—
Institutional Class	33.73%	-7.26%	0.72%	-0.43%	-0.02%	2/26/99
(1)	Total returns for periods less than one year are not annualized.
(2)	Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Equity Index

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	12.54%	-26.89%	-20.61%	23.56%	13.14%	11.87%	10.17%	16.01%	-22.28%	-7.44%
S&P 500 Index	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%

Total Annual Fund Operating Expenses
	Investor Class						Institutional Class
	0.50%						0.30%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Equity Index

Subadvisor: Northern Trust Investments, N.A.

Performance Summary

Equity Index returned 33.59%* for the six months ended September 30, 2009, compared with the 34.02% return of its benchmark, the S&P 500 Index. The portfolio’s results reflected operating expenses, whereas the index return did not.

The fund’s robust return for the six-month period reflected the dramatic boost to investor confidence provided by improving economic and financial conditions. The significant change in market sentiment helped the S&P 500 record its best six-month performance in decades. Every sector in the index advanced during the period; financials were the best performers, followed by the more economically sensitive sectors—industrials, materials, consumer discretionary, and information technology.

A Recovery in Financials

The financials sector of the portfolio posted the strongest returns, gaining nearly 70% as a group for the six-month period. Financial stocks were hit the hardest by the economic downturn and liquidity crisis in the credit markets in late 2008 and early 2009. However, as these headwinds began to abate over the last six months, financials enjoyed a substantial resurgence.

Four of the fund’s top seven performance contributors were financial stocks, led by financial services giant Bank of America, which gained approximately 150% during the period. Bank of America exceeded earnings expectations in both the first and second quarters, which provided a substantial lift to the stock. Another top contributor was investment bank JPMorgan Chase, which also reported unexpectedly strong earnings amid signs of stabilization in many of its businesses.

Other notable performers in the financials sector included commercial bank Wells Fargo, which rallied sharply as the company strengthened its balance sheet by issuing equity during the period, and investment bank Goldman Sachs, which repaid its debt to the federal government under the Troubled Asset Relief Program (as did JPMorgan Chase).

Technology and Industrials Surged

Sectors of the market that benefited the most from better economic conditions also performed well during the six-month period, led by information technology and industrials. Five of the fund’s top ten performance contributors were information technology stocks, with many of the sector’s higher-profile companies leading the way. Consumer electronics maker Apple was the top contributor as the company released a new version of its iPhone and continued to benefit from strong demand for its iPod and Mac franchises.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

5

Equity Index

Software titan Microsoft and network equipment maker Cisco Systems were also among the best contributors in the portfolio. Microsoft rallied thanks to the introduction of a successful new search engine called Bing and favorable buzz surrounding the impending release of its latest Windows operating system upgrade. Cisco took advantage of the market downturn to make a series of attractive acquisitions that helped boost revenue and profit growth.

In the industrials sector, industrial conglomerates and aerospace and defense stocks were the best performers. Industrial giant General Electric advanced sharply amid a better financial environment for GE Capital, the company’s struggling finance arm. Defense contractor United Technologies and machinery manufacturer Caterpillar were also among the fund’s better performers.

Utilities and Telecom Lagged

The only sector of the portfolio to post a single-digit gain for the six-month period was telecommunication services. A challenging competitive environment for both wireless services providers and diversified telecom companies prevented this sector from keeping pace with the broader equity market. Notable detractors in this sector included discount wireless carrier MetroPCS Communications, which reported disappointing earnings and lost market share, and wireless services provider Sprint Nextel, which saw further deterioration in its subscriber base.

Utilities stocks also posted more modest gains than the overall stock market during the period. Utilities are generally considered to be defensive stocks that hold up well during difficult economic times, but a broad investor shift toward more cyclical segments of the market as economic conditions improved led to the overall underperformance of the utilities sector.

Among the most significant individual detractors in the portfolio, the largest was discount retailer Wal-Mart, another defensive stock that fell out of favor as the economy stabilized. Other noteworthy decliners included agricultural products maker Monsanto, which fell as a result of increased competition in its herbicide business, and for-profit education firm Apollo Group, which slid as investors grew concerned about the company’s ability to maintain its enrollment base and remain current on tuition bills.

Outlook

Despite the recent stabilization in the economic environment, we expect an eventual economic recovery to progress at a gradual pace. Obstacles to growth include a retrenched consumer, who is focusing on reducing debt and increasing savings, and the unemployment rate, which has remained persistently high. As a result of this uncertainty, we expect continued volatility in the U.S. stock market in the coming months.

6

Equity Index

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Exxon Mobil Corp.	3.5%	4.6%
Microsoft Corp.	2.1%	1.9%
General Electric Co.	1.9%	1.5%
JPMorgan Chase & Co.	1.8%	1.4%
Procter & Gamble Co. (The)	1.8%	1.9%
Johnson & Johnson	1.8%	2.0%
Apple, Inc.	1.8%	1.3%
AT&T, Inc.	1.7%	2.1%
International Business Machines Corp.	1.7%	1.8%
Bank of America Corp.	1.6%	0.6%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Oil, Gas & Consumable Fuels	9.8%	11.0%
Pharmaceuticals	6.9%	7.9%
Diversified Financial Services	4.6%	2.8%
Software	4.0%	3.9%
Computers & Peripherals	4.0%	3.2%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Common Stocks and Futures	99.9%	99.7%
Other Assets and Liabilities	0.1%	0.3%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

8

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,335.90	$2.87	0.49%
Institutional Class	$1,000	$1,337.30	$1.70	0.29%
Hypothetical
Investor Class	$1,000	$1,022.61	$2.48	0.49%
Institutional Class	$1,000	$1,023.61	$1.47	0.29%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

Equity Index

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.0%			Pepsi Bottling Group, Inc.	5,784	$ 210,769
AEROSPACE & DEFENSE — 2.7%			PepsiCo, Inc.	65,222	3,825,923
Boeing Co. (The)	30,386	$ 1,645,402			10,505,448
General Dynamics Corp.	16,130	1,041,998	BIOTECHNOLOGY — 1.7%
			Amgen, Inc.(1)	42,482	2,558,691
Goodrich Corp.	5,271	286,426
Honeywell International, Inc.	31,344	1,164,430	Biogen Idec, Inc.(1)	12,049	608,715
ITT Corp.	7,723	402,755	Celgene Corp.(1)	19,158	1,070,932
L-3 Communications			Cephalon, Inc.(1)	3,200	186,368
Holdings, Inc.	4,865	390,757	Genzyme Corp.(1)	11,283	640,085
Lockheed Martin Corp.	13,529	1,056,344	Gilead Sciences, Inc.(1)	37,794	1,760,445
Northrop Grumman Corp.	13,298	688,172			6,825,236
Precision Castparts Corp.	5,820	592,883	BUILDING PRODUCTS — 0.1%
Raytheon Co.	16,295	781,671	Masco Corp.	14,589	188,490
Rockwell Collins, Inc.	6,458	328,066	CAPITAL MARKETS — 3.0%
United Technologies Corp.	39,443	2,403,262	Ameriprise Financial, Inc.	10,476	380,593
		10,782,166	Bank of New York
AIR FREIGHT & LOGISTICS — 1.0%			Mellon Corp. (The)	50,203	1,455,385
C.H. Robinson			Charles Schwab Corp. (The)	40,019	766,364
Worldwide, Inc.	7,009	404,770	E*TRADE Financial Corp.(1)	38,045	66,579
Expeditors International			Federated Investors, Inc.,
of Washington, Inc.	9,000	316,350	Class B	3,790	99,942
FedEx Corp.	13,048	981,470	Franklin Resources, Inc.	6,275	631,265
United Parcel Service, Inc.,			Goldman Sachs
Class B	41,604	2,349,378	Group, Inc. (The)	21,387	3,942,693
		4,051,968	Invesco Ltd.	17,351	394,909
AIRLINES — 0.1%			Janus Capital Group, Inc.	7,946	112,674
Southwest Airlines Co.	31,629	303,638	Legg Mason, Inc.	6,776	210,259
AUTO COMPONENTS — 0.2%			Morgan Stanley	56,883	1,756,547
Goodyear Tire &			Northern Trust Corp.	10,274	597,536
Rubber Co. (The)(1)	10,498	178,781
			State Street Corp.	20,681	1,087,821
Johnson Controls, Inc.	24,861	635,447	T. Rowe Price Group, Inc.	10,547	481,998
		814,228			11,984,565
AUTOMOBILES — 0.3%			CHEMICALS — 2.0%
Ford Motor Co.(1)	134,430	969,240
			Air Products &
Harley-Davidson, Inc.	9,528	219,144	Chemicals, Inc.	8,741	678,127
		1,188,384	Airgas, Inc.	3,484	168,521
BEVERAGES — 2.7%			CF Industries Holdings, Inc.	2,100	181,083
Brown-Forman Corp.,			Dow Chemical Co. (The)	47,856	1,247,606
Class B	4,646	224,030	E.I. du Pont
Coca-Cola Co. (The)	96,999	5,208,846	de Nemours & Co.	37,845	1,216,338
Coca-Cola Enterprises, Inc.	12,835	274,797	Eastman Chemical Co.	2,897	155,106
Constellation Brands, Inc.,			Ecolab, Inc.	9,952	460,081
Class A(1)	8,409	127,396
			FMC Corp.	3,100	174,375
Dr. Pepper Snapple			International Flavors &
Group, Inc.(1)	10,800	310,500
			Fragrances, Inc.	3,347	126,952
Molson Coors Brewing Co.,			Monsanto Co.	22,857	1,769,132
Class B	6,639	323,187
			PPG Industries, Inc.	7,011	408,110

10

Equity Index

	Shares	Value		Shares	Value
Praxair, Inc.	12,871	$ 1,051,432	Lexmark International, Inc.,
Sigma-Aldrich Corp.	4,983	268,982	Class A(1)	3,403	$ 73,301
		7,905,845	NetApp, Inc.(1)	14,057	375,041
COMMERCIAL BANKS — 2.8%			QLogic Corp.(1)	4,458	76,678
BB&T Corp.	28,447	774,896	SanDisk Corp.(1)	9,763	211,857
Comerica, Inc.	6,070	180,097	Sun Microsystems, Inc.(1)	31,821	289,253
Fifth Third Bancorp.	33,162	335,931	Teradata Corp.(1)	6,910	190,163
First Horizon			Western Digital Corp.(1)	9,400	343,382
National Corp.(1)	9,176	121,393
					15,726,513
Huntington Bancshares, Inc.	25,098	118,212	CONSTRUCTION & ENGINEERING — 0.2%
KeyCorp	36,866	239,629	Fluor Corp.	7,424	377,510
M&T Bank Corp.	3,497	217,933	Jacobs Engineering
Marshall & Ilsley Corp.	15,048	121,437	Group, Inc.(1)	5,300	243,535
PNC Financial Services			Quanta Services, Inc.(1)	8,200	181,466
Group, Inc.	19,423	943,764			802,511
Regions Financial Corp.	50,453	313,313	CONSTRUCTION MATERIALS — 0.1%
SunTrust Banks, Inc.	20,802	469,085	Vulcan Materials Co.	5,279	285,436
U.S. Bancorp.	79,974	1,748,232	CONSUMER FINANCE — 0.7%
Wells Fargo & Co.	195,402	5,506,428	American Express Co.	49,736	1,686,050
Zions Bancorp.	5,051	90,767	Capital One Financial Corp.	19,153	684,337
		11,181,117	Discover Financial Services	22,322	362,286
COMMERCIAL SERVICES & SUPPLIES — 0.5%			SLM Corp.(1)	20,306	177,068
Avery Dennison Corp.	4,673	168,275			2,909,741
Cintas Corp.	5,236	158,703	CONTAINERS & PACKAGING — 0.2%
Iron Mountain, Inc.(1)	7,285	194,218
			Ball Corp.	4,014	197,489
Pitney Bowes, Inc.	8,773	218,009	Bemis Co., Inc.	4,333	112,268
R.R. Donnelley & Sons Co.	8,710	185,174	Owens-Illinois, Inc.(1)	7,100	261,990
Republic Services, Inc.	13,245	351,920
			Pactiv Corp.(1)	5,731	149,292
Stericycle, Inc.(1)	3,700	179,265
			Sealed Air Corp.	6,828	134,034
Waste Management, Inc.	20,438	609,461			855,073
		2,065,025	DISTRIBUTORS — 0.1%
COMMUNICATIONS EQUIPMENT — 2.7%			Genuine Parts Co.	6,809	259,151
Ciena Corp.(1)	4,113	66,960
			DIVERSIFIED CONSUMER SERVICES — 0.2%
Cisco Systems, Inc.(1)	241,278	5,679,684
			Apollo Group, Inc., Class A(1)	5,344	393,693
Harris Corp.	5,290	198,904	DeVry, Inc.	2,600	143,832
JDS Uniphase Corp.(1)	9,749	69,315
			H&R Block, Inc.	13,632	250,556
Juniper Networks, Inc.(1)	21,721	586,901			788,081
Motorola, Inc.	95,618	821,359	DIVERSIFIED FINANCIAL SERVICES — 4.6%
QUALCOMM, Inc.	69,553	3,128,494	Bank of America Corp.	361,922	6,123,720
Tellabs, Inc.(1)	17,153	118,699	Citigroup, Inc.	545,374	2,639,610
		10,670,316	CME Group, Inc.	2,777	855,844
COMPUTERS & PERIPHERALS — 4.0%			IntercontinentalExchange,
Apple, Inc.(1)	37,470	6,945,814	Inc.(1)	3,100	301,289
Dell, Inc.(1)	71,975	1,098,338	JPMorgan Chase & Co.(2)	164,497	7,208,259
EMC Corp.(1)	84,536	1,440,493	Leucadia National Corp.(1)	7,700	190,344
Hewlett-Packard Co.	99,178	4,682,193	McGraw-Hill Cos., Inc. (The)	13,417	337,303
			Moody’s Corp.	8,107	165,869

11

Equity Index

	Shares	Value		Shares	Value
NASDAQ OMX Group, Inc.			Cameron
(The)(1)	5,900	$ 124,195	International Corp.(1)	9,200	$ 347,944
NYSE Euronext	11,000	317,790	Diamond Offshore
		18,264,223	Drilling, Inc.	2,845	271,754
DIVERSIFIED TELECOMMUNICATION			ENSCO International, Inc.	6,096	259,324
SERVICES — 2.8%			FMC Technologies, Inc.(1)	5,025	262,506
AT&T, Inc.	246,918	6,669,255	Halliburton Co.	37,718	1,022,912
CenturyTel, Inc.	12,593	423,125	Nabors Industries Ltd.(1)	11,550	241,395
Frontier			National Oilwell Varco, Inc.(1)	17,448	752,532
Communications Corp.	13,529	102,009	Rowan Cos., Inc.	4,901	113,066
Qwest Communications			Schlumberger Ltd.	50,270	2,996,092
International, Inc.	62,688	238,841
Verizon			Smith International, Inc.	9,319	267,455
Communications, Inc.	118,991	3,601,858			7,323,966
Windstream Corp.	17,534	177,619	FOOD & STAPLES RETAILING — 2.8%
		11,212,707	Costco Wholesale Corp.	18,181	1,026,499
ELECTRIC UTILITIES — 2.1%			CVS Caremark Corp.	60,373	2,157,731
Allegheny Energy, Inc.	7,334	194,498	Kroger Co. (The)	27,159	560,562
American Electric			Safeway, Inc.	17,325	341,649
Power Co., Inc.	19,887	616,298	SUPERVALU, INC.	9,020	135,841
Duke Energy Corp.	54,645	860,112	SYSCO Corp.	24,543	609,894
Edison International	13,474	452,457	Walgreen Co.	41,554	1,557,028
Entergy Corp.	8,174	652,776	Wal-Mart Stores, Inc.	90,448	4,440,092
Exelon Corp.	27,535	1,366,287	Whole Foods Market, Inc.(1)	6,083	185,471
FirstEnergy Corp.	12,658	578,724			11,014,767
FPL Group, Inc.	17,130	946,090	FOOD PRODUCTS — 1.6%
Northeast Utilities	7,100	168,554	Archer-Daniels-Midland Co.	26,823	783,768
Pepco Holdings, Inc.	9,200	136,896	Campbell Soup Co.	7,988	260,569
Pinnacle West Capital Corp.	4,381	143,784	ConAgra Foods, Inc.	18,403	398,977
PPL Corp.	15,598	473,243	Dean Foods Co.(1)	7,642	135,951
Progress Energy, Inc.	11,732	458,252	General Mills, Inc.	13,632	877,628
Southern Co.	33,197	1,051,349	H.J. Heinz Co.	13,064	519,294
		8,099,320	Hershey Co. (The)	7,094	275,673
ELECTRICAL EQUIPMENT — 0.4%			Hormel Foods Corp.	3,100	110,112
Emerson Electric Co.	31,562	1,265,005	J.M. Smucker Co. (The)	5,064	268,443
Rockwell Automation, Inc.	5,857	249,508	Kellogg Co.	10,757	529,567
		1,514,513	Kraft Foods, Inc., Class A	61,722	1,621,437
ELECTRONIC EQUIPMENT,			McCormick & Co., Inc.	5,652	191,829
INSTRUMENTS & COMPONENTS — 0.5%			Sara Lee Corp.	28,220	314,371
Agilent Technologies, Inc.(1)	14,416	401,197
			Tyson Foods, Inc., Class A	12,907	163,015
Amphenol Corp., Class A	7,021	264,551			6,450,634
Corning, Inc.	65,005	995,227	GAS UTILITIES — 0.1%
FLIR Systems, Inc.(1)	6,400	179,008	Nicor, Inc.	1,951	71,387
Jabil Circuit, Inc.	7,510	100,709	Questar Corp.	7,373	276,930
Molex, Inc.	5,380	112,335			348,317
		2,053,027	HEALTH CARE EQUIPMENT & SUPPLIES — 2.0%
ENERGY EQUIPMENT & SERVICES — 1.9%			Baxter International, Inc.	25,218	1,437,678
Baker Hughes, Inc.	12,801	546,091	Becton, Dickinson & Co.	10,001	697,570
BJ Services Co.	12,501	242,895

12

Equity Index

	Shares	Value		Shares	Value
Boston Scientific Corp.(1)	62,817	$ 665,232	Wynn Resorts Ltd.(1)	2,938	$ 208,275
C.R. Bard, Inc.	4,025	316,405	Yum! Brands, Inc.	19,649	663,350
CareFusion Corp.(1)	7,676	167,337			5,862,893
DENTSPLY International, Inc.	6,300	217,602	HOUSEHOLD DURABLES — 0.4%
Hospira, Inc.(1)	6,580	293,468	Black & Decker Corp.	2,543	117,715
Intuitive Surgical, Inc.(1)	1,600	419,600	D.R. Horton, Inc.	11,785	134,467
Medtronic, Inc.	46,317	1,704,466	Fortune Brands, Inc.	6,159	264,714
St. Jude Medical, Inc.(1)	14,723	574,344	Harman International
Stryker Corp.	11,802	536,165	Industries, Inc.	2,642	89,511
Varian Medical			KB Home	3,263	54,198
Systems, Inc.(1)	5,255	221,393	Leggett & Platt, Inc.	6,671	129,417
Zimmer Holdings, Inc.(1)	8,860	473,567	Lennar Corp., Class A	6,047	86,170
		7,724,827	Newell Rubbermaid, Inc.	11,078	173,814
HEALTH CARE PROVIDERS & SERVICES — 2.0%			Pulte Homes, Inc.	13,205	145,123
Aetna, Inc.	18,286	508,899	Snap-on, Inc.	2,180	75,777
AmerisourceBergen Corp.	12,261	274,401	Stanley Works (The)	3,381	144,335
Cardinal Health, Inc.	14,810	396,908	Whirlpool Corp.	3,150	220,374
CIGNA Corp.	11,558	324,664			1,635,615
Coventry Health Care, Inc.(1)	6,579	131,317	HOUSEHOLD PRODUCTS — 2.5%
DaVita, Inc.(1)	4,400	249,216	Clorox Co.	5,911	347,685
Express Scripts, Inc.(1)	11,522	893,877	Colgate-Palmolive Co.	20,877	1,592,498
			Kimberly-Clark Corp.	17,353	1,023,480
Humana, Inc.(1)	6,952	259,310
			Procter & Gamble Co. (The)	122,145	7,074,638
Laboratory Corp.
of America Holdings(1)	4,433	291,248			10,038,301
McKesson Corp.	11,131	662,851	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 0.2%
Medco Health
Solutions, Inc.(1)	19,831	1,096,853	AES Corp. (The)(1)	27,416	406,305
Patterson Cos., Inc.(1)	3,994	108,836	Constellation Energy
			Group, Inc.	8,539	276,408
Quest Diagnostics, Inc.	6,414	334,747
			Dynegy, Inc., Class A(1)	23,013	58,683
Tenet Healthcare Corp.(1)	17,728	104,241
					741,396
UnitedHealth Group, Inc.	48,634	1,217,795	INDUSTRIAL CONGLOMERATES — 2.5%
WellPoint, Inc.(1)	19,871	941,090
			3M Co.	29,245	2,158,281
		7,796,253	General Electric Co.(2)	444,743	7,302,680
HEALTH CARE TECHNOLOGY(3)
			Textron, Inc.	11,288	214,246
IMS Health, Inc.	7,910	121,418			9,675,207
HOTELS, RESTAURANTS & LEISURE — 1.5%			INSURANCE — 2.6%
Carnival Corp.	18,247	607,260	Aflac, Inc.	19,612	838,217
Darden Restaurants, Inc.	5,858	199,934	Allstate Corp. (The)	22,375	685,123
International
Game Technology	12,549	269,553	American International
			Group, Inc.(1)	5,743	253,324
Marriott International, Inc.,
Class A	10,358	285,777	Aon Corp.	11,625	473,021
McDonald’s Corp.	45,702	2,608,213	Assurant, Inc.	4,680	150,041
Starbucks Corp.(1)	30,652	632,964	Chubb Corp. (The)	14,663	739,162
Starwood Hotels & Resorts			Cincinnati Financial Corp.	6,913	179,669
Worldwide, Inc.	7,909	261,234	Genworth Financial, Inc.,
Wyndham Worldwide Corp.	7,741	126,333	Class A	20,120	240,434

13

Equity Index

	Shares	Value		Shares	Value
Hartford Financial Services			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Group, Inc. (The)	15,849	$ 419,998	Eastman Kodak Co.	10,301	$ 49,239
Lincoln National Corp.	12,705	329,187	Hasbro, Inc.	5,284	146,631
Loews Corp.	15,010	514,092	Mattel, Inc.	15,249	281,496
Marsh &					477,366
McLennan Cos., Inc.	21,992	543,862	LIFE SCIENCES TOOLS & SERVICES — 0.4%
MBIA, Inc.(1)	7,425	57,618
			Life Technologies Corp.(1)	7,388	343,911
MetLife, Inc.	34,350	1,307,704	Millipore Corp.(1)	2,383	167,596
Principal Financial
Group, Inc.	13,248	362,863	PerkinElmer, Inc.	5,165	99,375
Progressive Corp. (The)(1)	28,840	478,167	Thermo Fisher
			Scientific, Inc.(1)	17,041	744,180
Prudential Financial, Inc.	19,353	965,908	Waters Corp.(1)	4,118	230,032
Torchmark Corp.	3,311	143,797
					1,585,094
Travelers Cos., Inc. (The)	23,752	1,169,311
			MACHINERY — 1.5%
Unum Group	13,727	294,307
			Caterpillar, Inc.	26,030	1,336,120
XL Capital Ltd., Class A	14,563	254,270
			Cummins, Inc.	8,269	370,534
		10,400,075
			Danaher Corp.	10,858	730,961
INTERNET & CATALOG RETAIL — 0.4%
			Deere & Co.	17,678	758,740
Amazon.com, Inc.(1)	13,892	1,296,957
			Dover Corp.	7,948	308,064
Expedia, Inc.(1)	9,068	217,179
			Eaton Corp.	6,989	395,507
		1,514,136	Flowserve Corp.	2,400	236,496
INTERNET SOFTWARE & SERVICES — 1.9%			Illinois Tool Works, Inc.	16,009	683,744
Akamai Technologies, Inc.(1)	7,270	143,074
			PACCAR, Inc.	15,144	571,080
eBay, Inc.(1)	46,909	1,107,521	Pall Corp.	5,063	163,434
Google, Inc., Class A(1)	10,060	4,988,251	Parker-Hannifin Corp.	6,607	342,507
VeriSign, Inc.(1)	8,224	194,827			5,897,187
Yahoo!, Inc.(1)	49,824	887,365	MEDIA — 2.5%
		7,321,038	CBS Corp., Class B	27,870	335,834
IT SERVICES — 2.8%			Comcast Corp., Class A	120,184	2,029,908
Affiliated Computer			DIRECTV Group, Inc.
Services, Inc., Class A(1)	4,160	225,347	(The)(1)	18,867	520,352
Automatic Data			Gannett Co., Inc.	10,383	129,891
Processing, Inc.	21,027	826,361	Interpublic Group
Cognizant Technology			of Cos., Inc. (The)(1)	20,725	155,852
Solutions Corp., Class A(1)	12,436	480,776	Meredith Corp.	1,653	49,491
Computer Sciences Corp.(1)	6,438	339,347	New York Times Co. (The),
Convergys Corp.(1)	5,533	54,998	Class A	5,277	42,849
Fidelity National			News Corp., Class A	94,073	1,127,935
Information Services, Inc.	8,263	210,789	Omnicom Group, Inc.	12,924	477,413
Fiserv, Inc.(1)	6,428	309,830	Scripps Networks
International Business			Interactive, Inc., Class A	3,833	141,629
Machines Corp.	54,871	6,563,120	Time Warner Cable, Inc.	14,637	630,708
MasterCard, Inc., Class A	4,007	810,015	Time Warner, Inc.	49,521	1,425,214
Paychex, Inc.	13,242	384,680	Viacom, Inc., Class B(1)	25,319	709,945
Total System Services, Inc.	8,453	136,178	Walt Disney Co. (The)	77,855	2,137,898
Western Union Co. (The)	29,192	552,313	Washington Post Co. (The),
		10,893,754	Class B	243	113,744
					10,028,663

14

Equity Index

	Shares	Value		Shares	Value
METALS & MINING — 1.0%			CONSOL Energy, Inc.	7,651	$ 345,137
AK Steel Holding Corp.	4,800	$ 94,704	Denbury Resources, Inc.(1)	10,600	160,378
Alcoa, Inc.	40,433	530,481	Devon Energy Corp.	18,617	1,253,483
Allegheny Technologies, Inc.	4,220	147,658	El Paso Corp.	29,844	307,990
Freeport-McMoRan Copper			EOG Resources, Inc.	10,502	877,022
& Gold, Inc.	17,229	1,182,082	EQT Corp.	5,600	238,560
Newmont Mining Corp.	20,562	905,139	Exxon Mobil Corp.	201,126	13,799,255
Nucor Corp.	13,065	614,186	Hess Corp.	12,056	644,514
Titanium Metals Corp.	3,900	37,401	Marathon Oil Corp.	29,601	944,272
United States Steel Corp.	5,998	266,131	Massey Energy Co.	3,342	93,208
		3,777,782	Murphy Oil Corp.	7,895	454,515
MULTILINE RETAIL — 0.9%			Noble Energy, Inc.	7,186	473,989
Big Lots, Inc.(1)	3,556	88,971	Occidental Petroleum Corp.	33,961	2,662,542
Family Dollar Stores, Inc.	5,933	156,631	Peabody Energy Corp.	11,051	411,318
J.C. Penney Co., Inc.	9,959	336,116	Pioneer Natural
Kohl’s Corp.(1)	12,787	729,499	Resources Co.	4,584	166,353
Macy’s, Inc.	17,128	313,271	Range Resources Corp.	6,608	326,171
Nordstrom, Inc.	6,960	212,559	Southwestern Energy Co.(1)	14,365	613,098
Sears Holdings Corp.(1)	2,077	135,649	Spectra Energy Corp.	26,680	505,319
Target Corp.	31,468	1,468,926	Sunoco, Inc.	4,972	141,453
		3,441,622	Tesoro Corp.	6,100	91,378
MULTI-UTILITIES — 1.3%			Valero Energy Corp.	23,701	459,562
Ameren Corp.	9,671	244,483	Williams Cos., Inc. (The)	23,991	428,719
CenterPoint Energy, Inc.	15,948	198,234	XTO Energy, Inc.	24,284	1,003,415
CMS Energy Corp.	9,809	131,441			38,620,988
Consolidated Edison, Inc.	11,667	477,647	PAPER & FOREST PRODUCTS — 0.2%
Dominion Resources, Inc.	24,922	859,809	International Paper Co.	18,248	405,653
DTE Energy Co.	7,067	248,334	MeadWestvaco Corp.	6,787	151,418
Integrys Energy Group, Inc.	3,239	116,248	Weyerhaeuser Co.	8,974	328,897
NiSource, Inc.	11,950	165,985			885,968
PG&E Corp.	15,584	630,996	PERSONAL PRODUCTS — 0.2%
Public Service			Avon Products, Inc.	17,754	602,926
Enterprise Group, Inc.	21,043	661,592	Estee Lauder Cos., Inc.
SCANA Corp.	4,420	154,258	(The), Class A	4,976	184,510
Sempra Energy	10,131	504,625			787,436
TECO Energy, Inc.	9,260	130,381	PHARMACEUTICALS — 6.9%
Wisconsin Energy Corp.	5,000	225,850	Abbott Laboratories	64,704	3,200,907
Xcel Energy, Inc.	19,401	373,275	Allergan, Inc.	12,839	728,742
		5,123,158	Bristol-Myers Squibb Co.	82,860	1,866,007
OFFICE ELECTRONICS — 0.1%			Eli Lilly & Co.	42,334	1,398,292
Xerox Corp.	36,924	285,792	Forest Laboratories, Inc.(1)	12,359	363,849
OIL, GAS & CONSUMABLE FUELS — 9.8%			Johnson & Johnson	115,328	7,022,322
Anadarko Petroleum Corp.	20,525	1,287,533	King Pharmaceuticals, Inc.(1)	10,702	115,260
Apache Corp.	14,091	1,293,977	Merck & Co., Inc.	88,243	2,791,126
Cabot Oil & Gas Corp.	4,500	160,875	Mylan, Inc.(1)	12,990	207,970
Chesapeake Energy Corp.	26,837	762,171	Pfizer, Inc.	282,387	4,673,505
Chevron Corp.	83,943	5,912,106	Schering-Plough Corp.	68,293	1,929,277
ConocoPhillips	62,061	2,802,675

15

Equity Index

	Shares	Value		Shares	Value
Watson			Linear Technology Corp.	9,423	$ 260,358
Pharmaceuticals, Inc.(1)	4,570	$ 167,445	LSI Corp.(1)	27,978	153,599
Wyeth	55,862	2,713,776	MEMC Electronic
		27,178,478	Materials, Inc.(1)	9,556	158,916
PROFESSIONAL SERVICES — 0.1%			Microchip Technology, Inc.	7,800	206,700
Dun & Bradstreet Corp.	2,099	158,097	Micron Technology, Inc.(1)	35,158	288,296
Equifax, Inc.	5,378	156,715	National
Monster Worldwide, Inc.(1)	4,772	83,415	Semiconductor Corp.	9,610	137,135
Robert Half			Novellus Systems, Inc.(1)	4,263	89,438
International, Inc.	6,567	164,306	NVIDIA Corp.(1)	22,903	344,232
		562,533	Teradyne, Inc.(1)	7,674	70,985
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.1%			Texas Instruments, Inc.	52,589	1,245,833
Apartment Investment &			Xilinx, Inc.	11,667	273,241
Management Co., Class A	5,108	75,343			10,081,588
AvalonBay Communities, Inc.	3,416	248,446	SOFTWARE — 4.0%
Boston Properties, Inc.	5,833	382,353
			Adobe Systems, Inc.(1)	21,958	725,492
Equity Residential	11,226	344,638
			Autodesk, Inc.(1)	9,703	230,931
HCP, Inc.	12,284	353,042
			BMC Software, Inc.(1)	7,618	285,904
Health Care REIT, Inc.	5,055	210,389
Host Hotels & Resorts, Inc.	25,206	296,675	CA, Inc.	16,797	369,366
			Citrix Systems, Inc.(1)	7,429	291,440
Kimco Realty Corp.	15,810	206,162
Plum Creek Timber Co., Inc.	6,568	201,244	Compuware Corp.(1)	8,747	64,116
ProLogis	18,077	215,478	Electronic Arts, Inc.(1)	13,748	261,899
Public Storage	5,722	430,523	Intuit, Inc.(1)	13,226	376,941
Simon Property Group, Inc.	11,896	825,939	McAfee, Inc.(1)	6,600	289,014
Ventas, Inc.	6,700	257,950	Microsoft Corp.	324,476	8,400,684
Vornado Realty Trust	6,432	414,285	Novell, Inc.(1)	14,691	66,256
		4,462,467	Oracle Corp.	163,471	3,406,736
REAL ESTATE MANAGEMENT & DEVELOPMENT(3)			Red Hat, Inc.(1)	8,060	222,778
CB Richard Ellis Group, Inc.,			salesforce.com, inc.(1)	4,600	261,878
Class A(1)	9,586	112,540
			Symantec Corp.(1)	34,045	560,721
ROAD & RAIL — 0.9%					15,814,156
Burlington Northern			SPECIALTY RETAIL — 1.9%
Santa Fe Corp.	10,978	876,374
			Abercrombie & Fitch Co.,
CSX Corp.	16,410	686,922	Class A	3,747	123,201
Norfolk Southern Corp.	15,326	660,704	AutoNation, Inc.(1)	3,773	68,216
Ryder System, Inc.	2,396	93,588	AutoZone, Inc.(1)	1,350	197,397
Union Pacific Corp.	21,121	1,232,410	Bed Bath & Beyond, Inc.(1)	11,038	414,367
		3,549,998
			Best Buy Co., Inc.	14,085	528,469
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT — 2.6%			GameStop Corp., Class A(1)	7,100	187,937
Advanced Micro			Gap, Inc. (The)	19,958	427,101
Devices, Inc.(1)	24,288	137,470	Home Depot, Inc. (The)	71,324	1,900,071
Altera Corp.	12,028	246,694	Limited Brands, Inc.	10,631	180,621
Analog Devices, Inc.	11,878	327,595	Lowe’s Cos., Inc.	61,809	1,294,280
Applied Materials, Inc.	55,574	744,692	Office Depot, Inc.(1)	11,746	77,759
Broadcom Corp., Class A(1)	18,137	556,625	O’Reilly Automotive, Inc.(1)	5,800	209,612
Intel Corp.	234,078	4,580,906	RadioShack Corp.	5,417	89,760
KLA-Tencor Corp.	7,219	258,873	Sherwin-Williams Co. (The)	3,960	238,234

16

Equity Index

	Shares	Value		Shares/
Staples, Inc.	30,451	$ 707,072		Principal
Tiffany & Co.	5,014	193,189		Amount	Value
TJX Cos., Inc. (The)	17,801	661,307	WIRELESS TELECOMMUNICATION SERVICES — 0.3%
			American Tower Corp.,
		7,498,593	Class A(1)	16,481	$ 599,908
TEXTILES, APPAREL & LUXURY GOODS — 0.5%			MetroPCS
Coach, Inc.	13,202	434,610	Communications, Inc.(1)	10,800	101,088
NIKE, Inc., Class B	16,246	1,051,116	Sprint Nextel Corp.(1)	118,583	468,403
Polo Ralph Lauren Corp.	2,431	186,263			1,169,399
VF Corp.	3,769	272,989	TOTAL COMMON STOCKS
		1,944,978	(Cost $315,712,689)		390,623,770
THRIFTS & MORTGAGE FINANCE — 0.1%			Temporary Cash Investments —
Hudson City Bancorp., Inc.	19,590	257,608	Segregated For Futures Contracts — 0.9%
People’s United
Financial, Inc.	14,176	220,579	JPMorgan U.S. Treasury
			Plus Money Market Fund
		478,187	Agency Shares	17,321	17,321
TOBACCO — 1.6%			Repurchase Agreement, Goldman Sachs
Altria Group, Inc.	86,619	1,542,684	Group, Inc., (collateralized by various U.S.
Lorillard, Inc.	6,862	509,847	Treasury obligations, 4.75%, 2/15/37, valued
Philip Morris			at $2,243,922), in a joint trading account
International, Inc.	80,925	3,944,284	at 0.01%, dated 9/30/09, due 10/1/09
			(Delivery value $2,200,001)		2,200,000
Reynolds American, Inc.	7,167	319,075	U.S. Treasury Bills,
		6,315,890	0.17%, 11/19/09(4)	$1,130,000	1,129,923
TRADING COMPANIES & DISTRIBUTORS — 0.1%			TOTAL TEMPORARY CASH
Fastenal Co.	5,600	216,720	INVESTMENTS — SEGREGATED
W.W. Grainger, Inc.	2,550	227,868	FOR FUTURES CONTRACTS
		444,588	(Cost $3,347,059)		3,347,244
			TOTAL INVESTMENT
			SECURITIES — 99.9%
			(Cost $319,059,748)		393,971,014
			OTHER ASSETS
			AND LIABILITIES — 0.1%		412,259
			TOTAL NET ASSETS — 100.0%		$394,383,273

Futures Contracts
Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
	78 S&P 500 E-Mini Futures	December 2009	$4,106,310	$112,336

Notes to Schedule of Investments
REIT = Real Estate Investment Trust
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $4,107,000.
(3)	Industry is less than 0.05% of total net assets.
(4)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $319,059,748)	$393,971,014
Cash	954
Receivable for capital shares sold	222,528
Dividends and interest receivable	489,064
394,683,560

Liabilities
Payable for capital shares redeemed	169,801
Payable for variation margin on futures contracts	8,307
Accrued management fees	122,179
300,287

Net Assets	$394,383,273

Net Assets Consist of:
Capital (par value and paid-in surplus)	$388,368,501
Undistributed net investment income	164,745
Accumulated net realized loss on investment transactions	(69,173,575)
Net unrealized appreciation on investments	75,023,602
$394,383,273

Investor Class, $0.01 Par Value
Net assets	$171,330,187
Shares outstanding	40,793,475
Net asset value per share	$4.20

Institutional Class, $0.01 Par Value
Net assets	$223,053,086
Shares outstanding	53,088,133
Net asset value per share	$4.20

See Notes to Financial Statements.

18

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends	$ 4,117,156
Interest	7,154
4,124,310

Expenses:
Management fees	690,794
Directors’ fees and expenses	7,321
Other expenses	19
698,134

Net investment income (loss)	3,426,176

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(2,126,352)
Futures contract transactions	3,756,462
1,630,110

Change in net unrealized appreciation (depreciation) on:
Investments	101,710,659
Futures contracts	(546,770)
101,163,889

Net realized and unrealized gain (loss)	102,793,999

Net Increase (Decrease) in Net Assets Resulting from Operations	$106,220,175

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets	Sept. 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 3,426,176	$ 11,301,222
Net realized gain (loss)	1,630,110	20,315,221
Change in net unrealized appreciation (depreciation)	101,163,889	(245,933,033)
Net increase (decrease) in net assets resulting from operations	106,220,175	(214,316,590)

Distributions to Shareholders
From net investment income:
Investor Class	(1,316,351)	(3,550,797)
Institutional Class	(1,979,021)	(7,578,541)
Decrease in net assets from distributions	(3,295,372)	(11,129,338)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(28,620,402)	(261,960,006)

Net increase (decrease) in net assets	74,304,401	(487,405,934)

Net Assets
Beginning of period	320,078,872	807,484,806
End of period	$394,383,273	$ 320,078,872

Undistributed net investment income	$164,745	$33,941

See Notes to Financial Statements.

20

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Equity Index Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by matching, as closely as possible, the investment characteristics and results of the S&P 500 Composite Price Index (S&P 500 Index). The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

21

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

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2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 0.350% to 0.490% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended September 30, 2009 was 0.49% and 0.29% for the Investor Class and Institutional Class, respectively.

ACIM has entered into a Subadvisory Agreement with Northern Trust Investments, N.A. (NTI) (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the fund in accordance with the fund’s investment objectives, policies and restrictions under the supervision of ACIM and the Board of Directors. ACIM pays all costs associated with retaining NTI as the subadvisor of the fund.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2009, were $21,727,697 and $36,408,059, respectively.

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4. Capital Share Transactions

Transactions in shares of the fund were as follows:

Six months ended September 30, 2009			Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	4,666,324	$ 17,194,615	11,722,718	$ 47,846,238
Issued in reinvestment of distributions	331,440	1,282,789	879,869	3,466,687
Redeemed	(4,943,459)	(18,558,739)	(11,312,460)	(45,792,775)
	54,305	(81,335)	1,290,127	5,520,150
Institutional Class/Shares Authorized	310,000,000		310,000,000
Sold	7,813,786	28,547,168	12,856,911	56,973,880
Issued in reinvestment of distributions	510,874	1,979,021	1,805,909	7,578,541
Redeemed	(15,522,358)	(59,065,256)	(68,330,902)	(332,032,577)
	(7,197,698)	(28,539,067)	(53,668,082)	(267,480,156)
Net increase (decrease)	(7,143,393)	$(28,620,402)	(52,377,955)	$(261,960,006)

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data
(including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of September 30, 2009:

		Level 1	Level 2	Level 3
Investment Securities
Common Stocks		$390,623,770	—	—
Temporary Cash Investments		17,321	$3,329,923	—
Total Value of Investment Securities		$390,641,091	$3,329,923	—

Other Financial Instruments
Total Unrealized Gain (Loss)
on Futures Contracts		$112,336	—	—

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6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended September 30, 2009, the fund purchased futures contracts.

The value of equity price risk derivatives as of September 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $8,307 in payable for variation margin on futures contracts. For the six months ended September 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $3,756,462 in net realized gain (loss) on futures contract transactions and $(546,770) in change in net unrealized appreciation (depreciation) on futures contracts.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of the fund’s typical volume.

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2009, the fund did not utilize the program.

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$347,084,286
Gross tax appreciation of investments	$101,808,110
Gross tax depreciation of investments	(54,921,382)
Net tax appreciation (depreciation) of investments	$ 46,886,728

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The fund had accumulated capital losses of $(44,867,625), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2010	2011	2012	2013	2014
$27,486,852	$1,957,751	$1,992,016	$5,270,954	$8,160,052

As of March 31, 2009, the fund had capital loss deferrals of $(6,548,170) which represent net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

Equity Index

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.17	$5.26	$5.66	$5.16	$4.70	$4.50
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.09	0.09	0.08	0.07	0.07
Net Realized and
Unrealized Gain (Loss)	1.03	(2.09)	(0.39)	0.50	0.46	0.20
Total From
Investment Operations	1.06	(2.00)	(0.30)	0.58	0.53	0.27
Distributions
From Net
Investment Income	(0.03)	(0.09)	(0.10)	(0.08)	(0.07)	(0.07)
From Tax Return
of Capital	—	—	—(3)	—	—	—
Total Distributions	(0.03)	(0.09)	(0.10)	(0.08)	(0.07)	(0.07)
Net Asset Value,
End of Period	$4.20	$3.17	$5.26	$5.66	$5.16	$4.70

Total Return(4)	33.59%	(38.36)%	(5.46)%	11.28%	11.36%	6.04%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.49%(5)	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.74%(5)	1.93%	1.51%	1.49%	1.43%	1.59%
Portfolio Turnover Rate	6%	5%	9%	4%	17%	4%
Net Assets, End of Period
(in thousands)	$171,330	$129,026	$207,571	$232,880	$152,799	$150,454
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

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Equity Index

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$3.17	$5.26	$5.67	$5.16	$4.71	$4.50
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.10	0.10	0.09	0.08	0.08
Net Realized and
Unrealized Gain (Loss)	1.03	(2.09)	(0.40)	0.51	0.45	0.21
Total From
Investment Operations	1.07	(1.99)	(0.30)	0.60	0.53	0.29
Distributions
From Net
Investment Income	(0.04)	(0.10)	(0.11)	(0.09)	(0.08)	(0.08)
From Tax Return
of Capital	—	—	—(3)	—	—	—
Total Distributions	(0.04)	(0.10)	(0.11)	(0.09)	(0.08)	(0.08)
Net Asset Value,
End of Period	$4.20	$3.17	$5.26	$5.67	$5.16	$4.71

Total Return(4)	33.73%	(38.24)%	(5.27)%	11.50%	11.35%	6.47%

Ratios/Supplemental Data
Ratio of Operating
Expenses to
Average Net Assets	0.29%(5)	0.29%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.94%(5)	2.13%	1.71%	1.69%	1.63%	1.79%
Portfolio Turnover Rate	6%	5%	9%	4%	17%	4%
Net Assets, End of Period
(in thousands)	$223,053	$191,053	$599,914	$813,571	$662,759	$907,886
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

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Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Equity Index Fund (the “Fund”) and the services provided to the Fund under the management and subad-visory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

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• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connec tion with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. The directors specifically noted that with respect to the Fund, the advisor had retained the subadvisor to provide the day-to-day security selection. Under the subadvisory agreement, the subadvisor is responsible for managing the investment operations and composition of the Fund, including the purchase, retention, and disposition of the investments contained in the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor and subadvisor have an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor and subadvisor utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell slightly below its benchmark for both the one- and three-year period during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing

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services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm’s length negotiations.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor’s code of ethics and any changes thereto. Further, through the advisor’s compliance group, the board stays abreast of any violations of the subadvisor’s code.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). The Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm’s length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

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Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

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Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective August 1, 2009, contains lower management fees at certain asset levels than under the existing structure. Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of the Fund, is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

35

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

37

Notes

38

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66880N

Semiannual Report
September 30, 2009

American Century Investments

Real Estate Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Best regards,

Market Perspective	2
U.S. Stock Index Returns	2

Real Estate

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Industry Allocation	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Notes to Financial Statements	16
Financial Highlights	22

Other Information

Approval of Management Agreement	28
Additional Information	33
Index Definitions	35

The opinions expressed in the Market Perspective and the Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Stocks Rallied Sharply

The U.S. stock market staged a powerful rally during the six months ended September 30, 2009, as the major stock indices enjoyed their best six-month period of performance in more than 70 years (see the table below). The market’s surge was driven by a dramatic shift in market sentiment as extreme pessimism regarding the economy and financial sector gave way to renewed optimism.

In late 2008 and early 2009, stocks fell sharply as investors grew increasingly concerned about a deep economic downturn and a collapse in the global financial system. As the six-month period began, however, early signs of stabilization in the economy began to erase this pessimistic sentiment, boosting confidence about a possible recovery. Although the unemployment rate continued to climb during the six-month period, reaching a 26-year high of 9.8%, other segments of the economy—most notably housing and manufacturing—showed evidence of improvement.

Investors also responded favorably to corporate America’s cost-management efforts, which resulted in better-than-expected profit levels despite weaker revenues. With investor confidence soaring, the major stock indices moved steadily higher throughout the six-month period, advancing by approximately 35%. The market rally was broad based, but mid- and small-cap stocks generated the best results, while value shares outpaced growth across all market capitalizations.

Challenges Still to Be Overcome

Although we are no longer peering into the abyss of an economic and financial collapse, we are not out of the woods yet. To sustain the early signs of economic revitalization we have witnessed since March, several longer-term challenges need to be addressed, including a massive and growing national debt, a weaker U.S. dollar, and the potential for significantly higher inflation once a recovery takes hold.

While these concerns are not likely to result in any dire consequences in the near term, they are major risk factors to the longer-term health of the U.S. economy and its ability to fully recover from the recent downturn. As a result, we foresee a protracted and uncertain economic recovery and continued volatility in the equity market.

U.S. Stock Index Returns
For the six months ended September 30, 2009*
Russell 1000 Index (Large-Cap)	35.22%	Russell 2000 Index (Small-Cap)	43.95%
Russell 1000 Value Index	37.99%	Russell 2000 Value Index	44.79%
Russell 1000 Growth Index	32.58%	Russell 2000 Growth Index	43.06%
Russell Midcap Index	45.71%
Russell Midcap Value Index	49.51%
Russell Midcap Growth Index	41.89%
*Total returns for periods less than one year are not annualized.

2

Performance

Real Estate

Total Returns as of September 30, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	73.56%	-34.52%	-0.37%	8.87%	9.22%	9/21/95(2)
MSCI US REIT Index	75.19%	-28.16%	1.34%	9.39%	8.90%(3)	—
Institutional Class	73.76%	-34.39%	-0.17%	9.09%	6.83%	6/16/97
A Class(4)						10/6/98
No sales charge*	73.38%	-34.68%	-0.61%	8.61%	8.17%
With sales charge*	63.34%	-38.44%	-1.78%	7.97%	7.58%
B Class						9/28/07
No sales charge*	72.72%	-35.19%	—	—	-24.91%
With sales charge*	67.72%	-39.19%	—	—	-26.93%
C Class						9/28/07
No sales charge*	72.63%	-35.14%	—	—	-24.89%
With sales charge*	71.63%	-35.14%	—	—	-24.89%
R Class	73.22%	-34.83%	—	—	-24.52%	9/28/07
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	The inception date for RREEF Real Estate Securities Fund, Real Estate’s predecessor. That fund merged with Real Estate on 6/13/97 and Real
Estate was first offered to the public on 6/16/97.
(3)	Since 9/30/95, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

Real Estate

One-Year Returns Over 10 Years
Periods ended September 30
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	21.61%	10.96%	9.78%	28.35%	25.40%	25.88%	28.40%	5.84%	-12.37%	-34.52%
MSCI US
REIT Index	21.25%	11.62%	8.56%	25.11%	24.85%	27.10%	26.56%	4.67%	-11.63%	-28.16%

Total Annual Fund Operating Expenses

	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.15%	0.95%		1.40%		2.15%		2.15%		1.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters and interest rate risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary

Real Estate

Portfolio Manager: Steven Brown

Performance Summary

The Real Estate fund posted a total return of 73.56%* for the six months ended September 30, 2009. It was one of the fund’s best six-month returns since its inception in 1995. By comparison, the Morgan Stanley Capital International US REIT Index (the fund’s benchmark) returned 75.19%, while the S&P 500 Index** (a broad stock market measure) returned 34.02%.

REIT Market Overview

Real estate investment trusts (REITs) generated extraordinary returns during the six-month period, gaining approximately 75% and outperforming the broad stock market by a wide margin. After plummeting in late 2008 and early 2009 amid a deep economic downturn and a severe credit crunch, REITs rebounded over the last six months as growing signs of improvement in the economy—most notably rising home sales and an uptick in manufacturing activity—bolstered expectations of an economic recovery in 2010, which helped boost investor confidence.

Another positive factor for REITs was their ability to raise capital. REITs issued $15 billion in equity during the six-month period to strengthen their balance sheets and fund potential property purchases. In addition, improving credit conditions created opportunities for REITs to raise additional capital in the unsecured debt markets, refinance commercial mortgages, and roll over existing lines of credit at commercial banks. This was especially beneficial for highly leveraged REITs, which outperformed REITs with stronger balance sheets during the six-month period.

The most economically sensitive segments of the REIT market, including hotels and regional malls, produced the best returns for the six months. While regional malls benefited from better economic conditions, community shopping centers, which are considered more defensive because they are typically anchored by a grocery or discount store, underperformed during the period. Other defensive segments that lagged the overall REIT market included health care and self-storage REITs.

Portfolio Positioning

The Real Estate fund returned more than 70% for the six-month period, but nonetheless trailed the performance of its benchmark. The fund’s emphasis on high-quality, large-cap REITs for much of the period weighed on performance versus the index as lower-quality and smaller-cap REITs outperformed.

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.
**The S&P 500 Index returned -6.91%, 1.02%, -0.15% for the one-, five-, and ten-year periods ended September 30, 2009, respectively. Data provided by Lipper Inc. — A Reuters Company. © 2009 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

5

Real Estate

From a broad strategy perspective, we shifted the portfolio from a somewhat defensive position at the beginning of the period to a more aggressive stance as the period progressed, increasing our holdings of cyclical REITs as it became clear in our view that the economy had turned a corner. More recently, however, we have been cutting back on our economically sensitive holdings, particularly hotel and regional mall REITs, following their strong run-up. Instead, we are finding attractive values among health care and apartment REITs, many of which lagged during the rally.

Winners and Losers

On balance, stock selection detracted from relative results for the six-month period, especially among office and apartment REITs. The most significant individual detractor was Digital Realty Trust, which runs computer-data centers for corporations. The company operates in a relatively stable market niche, which proved valuable during the economic downturn but caused it to underperform over the last six months as investors shifted toward more cyclical companies. Other notable underperformers included student housing REIT American Campus Communities and office REIT Corporate Office Properties Trust.

On the positive side, stock selection added value in the retail and hotel segments. Retail property owner Kimco Realty, which focuses on strip malls, was the top contributor. Kimco strengthened its balance sheet by issuing equity and using the proceeds to pay down debt. Another strong performer was Host Hotels & Resorts, which also raised capital in the equity market and reduced its debt load.

The fund also benefited from its position in SL Green, which owns office properties in New York City. A burgeoning recovery in the financial services sector bodes well for property values in New York, and we expect this to continue going forward. As a result, SL Green was among the fund’s largest holdings as of September 30, 2009.

A Look Ahead

Economic data continues to suggest that the U.S. economy bottomed in the first half of 2009, and we expect to see positive economic growth in 2010, which augurs well for stocks in general and REITs in particular. Within the REIT sector, we expect a change in market leadership as the more economically sensitive names slow down after their recent torrid performance.

We believe that fundamental research and individual security selection will be key drivers of performance in the REIT market going forward. We currently favor REITs trading at a discount to their underlying property values, as well as companies that are well positioned to participate in what we believe will be a buyer’s market for commercial real estate in 2010. One example is Brookfield Asset Management, a Toronto-based property owner that recently raised capital to pursue distressed commercial properties around the globe.

6

Real Estate

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Simon Property Group, Inc.	10.8%	6.1%
Vornado Realty Trust	6.8%	5.0%
Equity Residential	4.9%	4.8%
Alexandria Real Estate Equities, Inc.	4.8%	1.0%
ProLogis	4.6%	1.7%
Boston Properties, Inc.	4.5%	4.5%
SL Green Realty Corp.	4.4%	0.6%
Public Storage	4.0%	5.6%
Host Hotels & Resorts, Inc.	3.7%	1.9%
HCP, Inc.	3.6%	5.0%

Industry Allocation
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Retail REITs	22.7%	17.2%
Office REITs	20.7%	22.7%
Specialized REITs	15.8%	23.6%
Residential REITs	14.3%	20.2%
Industrial REITs	8.7%	6.2%
Diversified REITs	6.8%	7.9%
Real Estate Operating Companies	2.5%	—
Casinos & Gaming	2.7%	—
Diversified Real Estate Activities	2.1%	0.7%
Homebuilding	2.0%	—
Thrifts & Mortgage Finance	0.7%	—
Hotels, Resorts & Cruise Lines	0.7%	—
Health Care Facilities	0.1%	—
Cash and Equivalents*	0.2%	1.5%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Common Stocks	99.8%	96.0%
Convertible Bonds	—	2.5%
Temporary Cash Investments	—	1.3%
Other Assets and Liabilities	0.2%	0.2%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

8

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
Actual
Investor Class	$1,000	$1,735.60	$7.95	1.16%
Institutional Class	$1,000	$1,737.60	$6.59	0.96%
A Class	$1,000	$1,733.80	$9.66	1.41%
B Class	$1,000	$1,727.20	$14.77	2.16%
C Class	$1,000	$1,726.30	$14.76	2.16%
R Class	$1,000	$1,732.20	$11.37	1.66%
Hypothetical
Investor Class	$1,000	$1,019.25	$5.87	1.16%
Institutional Class	$1,000	$1,020.26	$4.86	0.96%
A Class	$1,000	$1,018.00	$7.13	1.41%
B Class	$1,000	$1,014.24	$10.91	2.16%
C Class	$1,000	$1,014.24	$10.91	2.16%
R Class	$1,000	$1,016.75	$8.39	1.66%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

9

Schedule of Investments

Real Estate

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.8%			Duke Realty Corp.	256,200	$ 3,076,962
CASINOS & GAMING — 2.7%			SL Green Realty Corp.	863,691	37,872,850
Las Vegas Sands Corp.(1)	526,300	$ 8,862,892			176,591,975
Melco Crown			REAL ESTATE OPERATING COMPANIES — 2.5%
Entertainment Ltd. ADR(1)	1,052,300	7,324,008	Brookfield Properties Corp.	1,345,100	15,145,826
MGM Mirage(1)	410,400	4,941,216	Forest City Enterprises, Inc.,
			Class A	460,100	6,151,537
Wynn Macau Ltd.(1)(2)	1,500,000	1,950,955
					21,297,363
		23,079,071	RESIDENTIAL REITs — 14.3%
DIVERSIFIED REAL ESTATE ACTIVITIES — 2.1%			American Campus
Brookfield Asset			Communities, Inc.	227,400	6,105,690
Management, Inc., Class A	796,000	18,077,160	AvalonBay Communities, Inc.	250,563	18,223,447
DIVERSIFIED REITs — 6.8%			Camden Property Trust	294,801	11,880,480
Vornado Realty Trust	906,623	58,395,610	Equity Residential	1,366,400	41,948,480
HEALTH CARE FACILITIES — 0.1%			Essex Property Trust, Inc.	127,600	10,154,408
Brookdale Senior Living, Inc.	10,000	181,300	Home Properties, Inc.	176,722	7,614,951
Emeritus Corp.(1)	44,300	972,385
			Mid-America Apartment
		1,153,685	Communities, Inc.	94,368	4,258,828
HOMEBUILDING — 2.0%			Post Properties, Inc.	400,000	7,200,000
D.R. Horton, Inc.	386,700	4,412,247	UDR, Inc.	928,079	14,607,964
Lennar Corp., Class A	323,400	4,608,450			121,994,248
M.D.C. Holdings, Inc.	93,900	3,262,086	RETAIL REITs — 22.7%
Pulte Homes, Inc.	456,900	5,021,331	CBL & Associates
		17,304,114	Properties, Inc.	1,102,063	10,690,011
HOTELS, RESORTS & CRUISE LINES — 0.7%			Developers Diversified
Marriott International, Inc.,			Realty Corp.	1,050,800	9,709,392
Class A	90,768	2,504,289	Federal Realty
Starwood Hotels & Resorts			Investment Trust	109,802	6,738,549
Worldwide, Inc.	100,400	3,316,212	Kimco Realty Corp.	1,869,958	24,384,252
		5,820,501	Macerich Co. (The)	854,720	25,923,658
INDUSTRIAL REITs — 8.7%			Regency Centers Corp.	221,500	8,206,575
AMB Property Corp.(3)	1,280,500	29,387,475	Simon Property Group, Inc.	1,330,828	92,399,388
First Industrial			Taubman Centers, Inc.	418,300	15,092,264
Realty Trust, Inc.	1,039,500	5,457,375			193,144,089
ProLogis	3,268,347	38,958,696	SPECIALIZED REITs — 15.8%
		73,803,546	HCP, Inc.	1,058,798	30,429,855
OFFICE REITs — 20.7%			Health Care REIT, Inc.	139,534	5,807,405
Alexandria Real Estate			Host Hotels & Resorts, Inc.	2,697,889	31,754,154
Equities, Inc.	747,600	40,632,060	LaSalle Hotel Properties	245,300	4,822,598
BioMed Realty Trust, Inc.	746,300	10,298,940	Public Storage	455,789	34,293,564
Boston Properties, Inc.	583,455	38,245,475	Sovran Self Storage, Inc.	129,100	3,928,513
Brandywine Realty Trust	314,800	3,475,392	Ventas, Inc.	607,900	23,404,150
Corporate Office					134,440,239
Properties Trust	201,300	7,423,944
			THRIFTS & MORTGAGE FINANCE — 0.7%
Digital Realty Trust, Inc.	576,250	26,340,388
			First Niagara
Douglas Emmett, Inc.	751,300	9,225,964	Financial Group, Inc.	476,586	5,876,305

10

Real Estate

	Value	Notes to Schedule of Investments
TOTAL INVESTMENT		ADR = American Depositary Receipt
SECURITIES — 99.8%		REIT = Real Estate Investment Trust
(Cost $638,249,892)	$850,977,906	(1) Non-income producing.
OTHER ASSETS
AND LIABILITIES — 0.2%	1,425,727	(2) When-issued security.
TOTAL NET ASSETS — 100.0%	$852,403,633	(3) Security, or a portion thereof, has been segregated for when-issued
		securities. At the period end, the aggregate value of securities
		pledged was $1,951,000.

		See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
Assets
Investment securities, at value (cost of $638,249,892)	$850,977,906
Receivable for investments sold	14,296,504
Receivable for capital shares sold	691,405
Dividends and interest receivable	1,888,650
867,854,465

Liabilities
Disbursements in excess of demand deposit cash	288,671
Payable for investments purchased	12,208,140
Payable for capital shares redeemed	2,162,231
Accrued management fees	763,562
Distribution fees payable	494
Service fees (and distribution fees — A Class and R Class) payable	27,734
15,450,832

Net Assets	$852,403,633

See Notes to Financial Statements.

12

SEPTEMBER 30, 2009 (UNAUDITED)
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,507,125,821
Undistributed net investment income	371,539
Accumulated net realized loss on investment and foreign currency transactions	(867,821,762)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	212,728,035
$ 852,403,633

Investor Class, $0.01 Par Value
Net assets	$527,685,812
Shares outstanding	39,557,500
Net asset value per share	$13.34

Institutional Class, $0.01 Par Value
Net assets	$188,941,936
Shares outstanding	14,143,226
Net asset value per share	$13.36

A Class, $0.01 Par Value
Net assets	$134,616,132
Shares outstanding	10,077,182
Net asset value per share	$13.36
Maximum offering price (net asset value divided by 0.9425)	$14.18

B Class, $0.01 Par Value
Net assets	$58,022
Shares outstanding	4,365
Net asset value per share	$13.29

C Class, $0.01 Par Value
Net assets	$791,151
Shares outstanding	59,463
Net asset value per share	$13.30

R Class, $0.01 Par Value
Net assets	$310,580
Shares outstanding	23,303
Net asset value per share	$13.33

See Notes to Financial Statements.

13

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $173,680 from affiliates and net of foreign taxes withheld of $43,073)	$ 13,040,532
Interest	156,818
13,197,350

Expenses:
Management fees	4,186,548
Distribution fees:
B Class	214
C Class	2,097
Service fees:
B Class	71
C Class	699
Distribution and service fees:
A Class	143,756
R Class	559
Directors’ fees and expenses	16,519
4,350,463

Net investment income (loss)	8,846,887

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
investment and foreign currency transactions (including $(715,497) from affiliates)	(17,829,672)

Change in net unrealized appreciation (depreciation) on
investments and translation of assets and liabilities in foreign currencies	394,962,333

Net realized and unrealized gain (loss)	377,132,661

Net Increase (Decrease) in Net Assets Resulting from Operations	$385,979,548

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
Increase (Decrease) in Net Assets:	Sept. 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 8,846,887	$ 29,937,040
Net realized gain (loss)	(17,829,672)	(709,628,436)
Change in net unrealized appreciation (depreciation)	394,962,333	(201,518,566)
Net increase (decrease) in net assets resulting from operations	385,979,548	(881,209,962)

Distributions to Shareholders:
From net investment income:
Investor Class	(7,206,460)	(18,036,728)
Institutional Class	(2,355,323)	(5,022,497)
A Class	(1,536,733)	(4,021,393)
B Class	(543)	(935)
C Class	(5,089)	(8,260)
R Class	(2,692)	(3,361)
Decrease in net assets from distributions	(11,106,840)	(27,093,174)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(73,613,297)	140,914,237

Net increase (decrease) in net assets	301,259,411	(767,388,899)

Net Assets
Beginning of period	551,144,222	1,318,533,121
End of period	$852,403,633	$ 551,144,222

Undistributed net investment income	$371,539	$2,631,492

See Notes to Financial Statements.

15

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund pursues its objective by investing primarily in securities issued by real estate investment trusts and in the securities of companies which are principally engaged in the real estate industry. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

16

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued — The fund may engage in securities transactions on a when-issued basis. Under these arrangements, the securities’ prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2006. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for the fund ranges from 1.05% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class of the fund for the six months ended September 30, 2009 was 1.16%, 0.96%, 1.16%, 1.16%, 1.16% and 1.16% for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the six months ended September 30, 2009, are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2009, were $1,035,384,527 and $1,097,563,103, respectively.

18

4. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2009		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	125,000,000		125,000,000
Sold	8,725,286	$ 93,089,109	23,041,568	$ 344,222,905
Issued in reinvestment of distributions	588,980	6,324,798	1,295,267	16,120,892
Redeemed	(16,112,200)	(173,124,300)	(17,852,701)	(265,309,245)
	(6,797,934)	(73,710,393)	6,484,134	95,034,552
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	2,516,805	26,950,329	6,476,609	89,803,524
Issued in reinvestment of distributions	175,882	1,925,886	348,202	4,415,072
Redeemed	(1,938,537)	(20,419,361)	(2,694,016)	(38,510,197)
	754,150	8,456,854	4,130,795	55,708,399
A Class/Shares Authorized	50,000,000		50,000,000
Sold	2,246,732	24,332,150	5,175,979	80,644,085
Issued in reinvestment of distributions	138,995	1,498,643	323,244	3,929,378
Redeemed	(3,137,496)	(34,422,391)	(6,356,365)	(95,269,021)
	(751,769)	(8,591,598)	(857,142)	(10,695,558)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	1,219	12,105	4,472	58,511
Issued in reinvestment of distributions	52	535	83	935
Redeemed	(2,106)	(23,486)	(868)	(10,981)
	(835)	(10,846)	3,687	48,465
C Class/Shares Authorized	20,000,000		20,000,000
Sold	40,198	434,073	44,305	659,246
Issued in reinvestment of distributions	408	4,285	624	6,903
Redeemed	(24,025)	(270,712)	(4,927)	(68,209)
	16,581	167,646	40,002	597,940
R Class/Shares Authorized	20,000,000		20,000,000
Sold	10,559	116,739	16,579	232,799
Issued in reinvestment of distributions	244	2,620	287	3,164
Redeemed	(3,814)	(44,319)	(1,735)	(15,524)
	6,989	75,040	15,131	220,439
Net increase (decrease)	(6,772,818)	$ (73,613,297)	9,816,607	$ 140,914,237

19

5. Affiliated Company Transactions

If a fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2009, follows:

	March 31, 2009					September 30, 2009
	Share	Purchases	Sales	Realized	Dividend	Share	Market
Company	Balance	Cost	Cost	Gain (Loss)	Income	Balance	Value
Parkway Properties, Inc.(1)	—	$13,367,936	$13,367,936	$(715,497)	$173,680	—	—(1)
(1) Company was not an affiliate at September 30, 2009.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of September 30, 2009:

	Level 1	Level 2	Level 3
Investment Securities
Total Value of Common Stocks	$849,026,951	$1,950,955	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

20

8. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2009, the fund did not utilize the program.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$810,266,401
Gross tax appreciation of investments	$44,953,961
Gross tax depreciation of investments	(4,242,456)
Net tax appreciation (depreciation) of investments	$40,711,505

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The fund had accumulated capital losses of $(206,620,499), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

As of March 31, 2009, the fund had capital loss deferrals of $(425,893,514) which represent net capital losses incurred in the five-month period ended March 31, 2009. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

21

Financial Highlights

Real Estate

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.80	$21.67	$31.37	$29.00	$23.24	$23.09
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.13	0.46	0.43	0.53	0.53	0.46
Net Realized and
Unrealized Gain (Loss)	5.57	(13.91)	(5.53)	5.70	8.44	1.79
Total From
Investment Operations	5.70	(13.45)	(5.10)	6.23	8.97	2.25
Distributions
From Net
Investment Income	(0.16)	(0.42)	(0.51)	(0.49)	(0.49)	(0.46)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.16)	(0.42)	(4.60)	(3.86)	(3.21)	(2.10)
Net Asset Value,
End of Period	$13.34	$7.80	$21.67	$31.37	$29.00	$23.24

Total Return(3)	73.56%	(62.80)%	(16.60)%	22.02%	40.65%	9.53%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.16%(4)	1.15%	1.14%	1.13%	1.15%	1.16%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.35%(4)	2.87%	1.60%	1.72%	2.00%	1.88%
Portfolio Turnover Rate	141%	109%	153%	197%	177%	171%
Net Assets, End of Period
(in thousands)	$527,686	$361,510	$864,011	$1,590,428	$986,526	$522,676
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

22

Real Estate

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.81	$21.71	$31.41	$29.03	$23.25	$23.10
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.14	0.50	0.48	0.59	0.59	0.44
Net Realized and
Unrealized Gain (Loss)	5.58	(13.94)	(5.54)	5.71	8.45	1.86
Total From
Investment Operations	5.72	(13.44)	(5.06)	6.30	9.04	2.30
Distributions
From Net
Investment Income	(0.17)	(0.46)	(0.55)	(0.55)	(0.54)	(0.51)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.17)	(0.46)	(4.64)	(3.92)	(3.26)	(2.15)
Net Asset Value,
End of Period	$13.36	$7.81	$21.71	$31.41	$29.03	$23.25

Total Return(3)	73.76%	(62.73)%	(16.44)%	22.27%	40.99%	9.74%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	0.96%(4)	0.95%	0.94%	0.93%	0.95%	0.96%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.55%(4)	3.07%	1.80%	1.92%	2.20%	2.08%
Portfolio Turnover Rate	141%	109%	153%	197%	177%	171%
Net Assets, End of Period
(in thousands)	$188,942	$104,565	$200,982	$379,044	$242,745	$143,183
(1)	Six months ended September 30, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4) Annualized.

See Notes to Financial Statements.

23

Real Estate

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(2)	2009	2008	2007	2006	2005
Per-Share Data
Net Asset Value,
Beginning of Period	$7.81	$21.69	$31.41	$29.04	$23.26	$23.11
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.11	0.42	0.36	0.45	0.46	0.35
Net Realized and
Unrealized Gain (Loss)	5.59	(13.94)	(5.53)	5.71	8.46	1.84
Total From
Investment Operations	5.70	(13.52)	(5.17)	6.16	8.92	2.19
Distributions
From Net
Investment Income	(0.15)	(0.36)	(0.46)	(0.42)	(0.42)	(0.40)
From Net Realized Gains	—	—	(4.09)	(3.37)	(2.72)	(1.64)
Total Distributions	(0.15)	(0.36)	(4.55)	(3.79)	(3.14)	(2.04)
Net Asset Value,
End of Period	$13.36	$7.81	$21.69	$31.41	$29.04	$23.26

Total Return(4)	73.38%	(62.88)%	(16.84)%	21.70%	40.37%	9.30%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.41%(5)	1.40%	1.39%	1.38%	1.40%	1.41%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.10%(5)	2.62%	1.35%	1.47%	1.75%	1.63%
Portfolio Turnover Rate	141%	109%	153%	197%	177%	171%
Net Assets, End of Period
(in thousands)	$134,616	$84,568	$253,419	$488,277	$331,329	$161,592
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended September 30, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.

See Notes to Financial Statements.

24

Real Estate

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.77	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.37	0.14
Net Realized and Unrealized Gain (Loss)	5.55	(13.93)	(3.42)
Total From Investment Operations	5.62	(13.56)	(3.28)
Distributions
From Net Investment Income	(0.10)	(0.29)	(0.13)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.10)	(0.29)	(4.22)
Net Asset Value, End of Period	$13.29	$7.77	$21.62

Total Return(4)	72.72%	(63.17)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%(5)	2.15%	2.14%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.35%(5)	1.87%	1.17%(5)
Portfolio Turnover Rate	141%	109%	153%(6)
Net Assets, End of Period (in thousands)	$58	$40	$33
(1) Six months ended September 30, 2009 (unaudited).
(2) September 28, 2007 (commencement of sale) through March 31, 2008.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

25

Real Estate

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.78	$21.62	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.35	0.13
Net Realized and Unrealized Gain (Loss)	5.55	(13.90)	(3.41)
Total From Investment Operations	5.62	(13.55)	(3.28)
Distributions
From Net Investment Income	(0.10)	(0.29)	(0.13)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.10)	(0.29)	(4.22)
Net Asset Value, End of Period	$13.30	$7.78	$21.62

Total Return(4)	72.63%	(63.12)%	(11.57)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.16%(5)	2.15%	2.14%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.35%(5)	1.87%	1.15%(5)
Portfolio Turnover Rate	141%	109%	153%(6)
Net Assets, End of Period (in thousands)	$791	$334	$62
(1) Six months ended September 30, 2009 (unaudited).
(2) September 28, 2007 (commencement of sale) through March 31, 2008.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

26

Real Estate

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008(2)
Per-Share Data
Net Asset Value, Beginning of Period	$7.79	$21.65	$29.12
Income From Investment Operations
Net Investment Income (Loss)(3)	0.10	0.44	0.19
Net Realized and Unrealized Gain (Loss)	5.57	(13.96)	(3.41)
Total From Investment Operations	5.67	(13.52)	(3.22)
Distributions
From Net Investment Income	(0.13)	(0.34)	(0.16)
From Net Realized Gains	—	—	(4.09)
Total Distributions	(0.13)	(0.34)	(4.25)
Net Asset Value, End of Period	$13.33	$7.79	$21.65

Total Return(4)	73.22%	(62.98)%	(11.37)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%(5)	1.65%	1.64%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.85%(5)	2.37%	1.65%(5)
Portfolio Turnover Rate	141%	109%	153%(6)
Net Assets, End of Period (in thousands)	$311	$127	$26
(1) Six months ended September 30, 2009 (unaudited).
(2) September 28, 2007 (commencement of sale) through March 31, 2008.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

27

Approval of Management Agreement

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year.

At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the Real Estate Fund (the “Fund”) and the services provided to the Fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the advisor provides to the Fund and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Fund to the cost of owning a similar fund;

• data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

28

• consideration of collateral benefits derived by the advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Fund’s board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connec tion with their review of the Fund, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design
• portfolio security selection
• initial capitalization/funding
• securities trading
• Fund administration
• custody of Fund assets
• daily valuation of the Fund’s portfolio
• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications
• legal services
• regulatory and portfolio compliance
• financial reporting
• marketing and distribution

29

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Fund. The Directors also review detailed performance information during the 15(c) Process comparing the Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund’s quarter end performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed the fund’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

30

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Fund specifically, the expenses incurred by the advisor in providing various functions to the Fund, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data

31

compiled by a 15(c) Provider comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of its peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by the Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Directors analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Fund. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

33

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Morgan Stanley Capital International US Real Estate Investment Trust (MSCI US REIT) Index is a market value-weighted index that tracks the daily stock price performance of equity securities of the most actively traded REITs.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

35

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

36

Notes

37

Notes

38

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66877N

Semiannual Report
September 30, 2009

American Century Investments

NT Large Company Value Fund

NT Mid Cap Value Fund

President’s Letter

Dear Investor:

Thank you for your investment with us during the financial reporting period ended September 30, 2009. We appreciate your trust in American Century Investments® at this volatile, transitional time in the economy and investment markets.

As the upheavals associated with the “Great Recession” gradually subside, our senior management team has put considerable thought into how the investment environment has changed and what new challenges and opportunities await us. Critical factors that we are anticipating in the coming year include marked shifts in investment and spending behavior, along with consolidation in our industry.

Most importantly, we think the economic recovery will be slow and extended. The economy and capital markets have come a long way since Lehman Brothers collapsed over a year ago, but 2010 will likely bring continuing challenges. The stock market’s rebound since last March and the third-quarter economic surge this year were fueled largely by corporate cost-cutting and unprecedented monetary and fiscal stimulus, including some key programs that have since expired or been scaled back.

Meanwhile, the resilient but struggling consumer sector still faces rising unemployment, heavy debt burdens, tight credit conditions, and a housing market that is starting to stabilize, but remains vulnerable. Much of our investment positioning in 2009 has cautiously reflected these still unstable economic fundamentals, leading to underperformance, in some cases, versus market benchmarks buoyed by the rally of riskier assets. We still support our fundamentally based positioning because we believe strongly that some markets—driven more by technical factors than fundamentals—have advanced further than underlying economic conditions warrant, and remain susceptible to the possibility of more volatility ahead.

For more detailed information from our portfolio management team about the performance and positioning of your investment, please review the following pages, or visit our website, americancentury.com.

Thank you for your continued confidence in us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
U.S. Stock Index Returns	2

NT Large Company Value

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Top Five Industries	7
Types of Investments in Portfolio	7

NT Mid Cap Value

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Top Five Industries	12
Types of Investments in Portfolio	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	31

Other Information

Approval of Management Agreements	33
Additional Information	38
Index Definitions	39

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

A Value-Led Market Recovery

The U.S. stock market enjoyed an extraordinary rally during the six months ended September 30, 2009. The 35% advance in the broad equity indices—representing the market’s best six-month gain since 1938—reflected investors’ renewed confidence in an economic recovery following the deep recession and credit crisis that occurred in 2008.

As the table below indicates, value stocks led the market’s advance, outperforming growth issues across all market capitalizations. One factor behind the outperformance of value shares was a recovery in the financial sector, which comprises a significant portion of the value universe. Financial stocks were priced for failure amid the economic and credit turmoil in late 2008 and early 2009. Since then, the credit environment has improved considerably, helped in part by a series of federal government programs, and financial companies have taken steps to raise capital and reduce debt. As a result, financial stocks rebounded sharply during the six-month period, posting the best returns in the stock market.

Another factor supporting value shares was a renewed emphasis on cost management and deleveraging. As the economic downturn deepened, many businesses quickly implemented aggressive cost-cutting measures, which helped sustain profits despite declining revenues. In addition, companies that focused on growth (often using debt to do so) were hit the hardest during the recession, while those that concentrated on strengthening their balance sheets and improving cash flows held up the best.

The New Reality

Despite signs of economic improvement, particularly in housing and manufacturing, we still expect a slow, gradual recovery. Consumer spending, which accounts for 70% of the economy, is likely to remain weak as consumers continue to reduce debt and increase savings. In this environment, we believe that higher-quality companies with self-funding business models and whose strategies emphasize higher returns on capital will outperform over time. These companies will be in the best position to gain market share from weaker competitors and generate cash flows regardless of the pace of economic recovery.

U.S. Stock Index Returns
For the six months ended September 30, 2009*
Russell 1000 Index (Large-Cap)	35.22%	Russell 2000 Index (Small-Cap)	43.95%
Russell 1000 Value Index	37.99%	Russell 2000 Value Index	44.79%
Russell 1000 Growth Index	32.58%	Russell 2000 Growth Index	43.06%
Russell Midcap Index	45.71%	* Total returns for periods less than one year are not annualized.
Russell Midcap Value Index	49.51%
Russell Midcap Growth Index	41.89%

2

Performance

NT Large Company Value

Total Returns as of September 30, 2009
			Average
			Annual Returns
	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	35.28%	-9.04%	-5.99%	5/12/06
Russell 1000 Value Index	37.99%	-10.62%	-5.55%	—
S&P 500 Index	34.02%	-6.91%	-3.66%	—
(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

NT Large Company Value

One-Year Returns Over Life of Class
Periods ended September 30
	2006*	2007	2008	2009
Institutional Class	5.67%	13.13%	-25.39%	-9.04%
Russell 1000 Value Index	5.37%	14.45%	-23.56%	-10.62%
S&P 500 Index	4.20%	16.44%	-21.98%	-6.91%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.64%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

NT Large Company Value

Portfolio Managers: Chuck Ritter and Brendan Healy

Performance Summary

NT Large Company Value returned 35.28%* for the six months ended September 30, 2009. By comparison, its benchmark, the Russell 1000 Value Index, returned 37.99%. The broader market, as measured by the S&P 500 Index, returned 34.02%. The portfolio’s return reflects operating expenses, while the indices’ returns do not. The average return for Morningstar’s Large Cap Value category (whose performance, like NT Large Company Value’s, reflects operating expenses) was 35.95%.**

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improvement in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets. In this environment, NT Large Company Value received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, the portfolio’s exposure to the health care and financials sectors detracted. Its complement of utilities and industrials stocks added to results.

Health Care Detracted

The portfolio’s overweight in health care slowed relative results. Health care stocks gained, but their performance was constrained as investors priced in worst-case scenarios for health care reform. Although the health care sector rebounded from its lows by the end of the period, it remained one of the weakest performers in the benchmark.

Security selection also dampened performance. A notable detractor was Abbott Laboratories, which develops and manufactures laboratory diagnostics, medical devices, and pharmaceutical therapies. Abbott has seen a deceleration in prescription growth for Humira, its blockbuster drug for treating rheumatoid arthritis.

Financials Hampered Results

An underweight in financials, the strongest sector in the benchmark, was a drag on relative performance. Financials stocks rallied during the period as investors moved into riskier assets. In diversified financial services, NT Large Company Value held a smaller-than-the benchmark position in Citigroup. The financial giant’s shares, which had previously suffered steep declines, benefited as optimism about the economy increased.

* Total returns for periods less than one year are not annualized.
**The average return for Morningstar’s Large Cap Value category was -7.18% for the one-year period ended September 30, 2009, and 5.17% since the fund’s inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

NT Large Company Value

The portfolio was also underweight in real estate investment trusts (REITs). REIT stocks posted gains of more than 71% in the benchmark despite deterioration in the commercial real estate market.

Security selection, however, added value. NT Large Company Value owned Ameriprise Financial, a notable contributor. The company’s stock rose on news it would acquire most of Bank of America’s investment management group.

Utilities Provided a Boost

NT Large Company Value continued to benefit from a significant underweight in the utilities sector, reflecting our belief that many of these stocks have been overvalued for some time. The stance added value during the market rally when utilities underperformed all but one other benchmark sector.

Industrials Contributed

Investments in the industrials sector enhanced relative progress. Many industrials stocks, which suffered steep declines as the recession took hold, posted strong results.

The sector also provided two key contributors, Ingersoll-Rand and R.R. Donnelley & Sons. Ingersoll-Rand, a manufacturer of industrial and commercial products, reported better-than-expected results in the second quarter driven by significant cost savings from its restructuring program. Printing services company R.R. Donnelley, which experienced a profit decline during the worldwide recession, seems likely to benefit from improving economic conditions. It has also been working to reduce its debt burden.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time.

NT Large Company Value is broadly diversified, with ongoing overweight positions in the health care, consumer staples, and information technology sectors. Our valuation work is also directing us toward smaller relative weightings in financials and utilities stocks.

6

NT Large Company Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Exxon Mobil Corp.	4.6%	5.6%
JPMorgan Chase & Co.	3.7%	3.4%
AT&T, Inc.	3.7%	4.3%
General Electric Co.	3.6%	3.3%
Pfizer, Inc.	3.4%	3.2%
Bank of America Corp.	3.3%	1.6%
Chevron Corp.	3.3%	4.6%
ConocoPhillips	2.6%	2.8%
Royal Dutch Shell plc Class A, ADR	2.5%	2.5%
Verizon Communications, Inc.	2.0%	2.5%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Oil, Gas & Consumable Fuels	15.9%	17.0%
Pharmaceuticals	10.5%	12.1%
Diversified Financial Services	7.3%	5.0%
Diversified Telecommunication Services	6.0%	7.2%
Capital Markets	4.4%	3.9%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks and Futures	94.4%	94.9%
Foreign Common Stocks(1)	5.0%	4.3%
Convertible Preferred Stocks	—	0.1%
Total Equity Exposure	99.4%	99.3%
Temporary Cash Investments	0.6%	0.6%
Other Assets and Liabilities	—(2)	0.1%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.
(2) Category is less than 0.05% of total net assets.

7

Performance

NT Mid Cap Value

Total Returns as of September 30, 2009
			Average Annual
			Returns
	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	38.14%	-1.01%	0.35%	5/12/06
Russell Midcap Value Index	49.51%	-7.12%	-4.22%	—
(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

NT Mid Cap Value

One-Year Returns Over Life of Class
Periods ended September 30
		2006*	2007	2008	2009
Institutional Class		2.97%	15.64%	-14.17%	-1.01%
Russell Midcap Value Index		2.88%	13.75%	-20.50%	-7.12%
*From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	0.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary

NT Mid Cap Value

Portfolio Managers: Kevin Toney, Michael Liss, and Phil Davidson

Performance Summary

NT Mid Cap Value returned 38.14%* for the six months ended September 30, 2009. By comparison, the average return for Morningstar’s Mid Cap Value category (whose performance, like NT Mid Cap Value’s, reflects operating expenses) was 43.97%.** The fund’s benchmark, the Russell Midcap Value Index (which does not include operating expenses), was up 49.51%.

The stock market rally, which began in March, persisted through the end of the reporting period. The U.S. economy continued to show signs of improve ment in response to government stimulus programs, while corporate earnings were better than anticipated. Improving conditions in the capital markets were also favorable for the more highly leveraged companies. These factors led many investors to shift into riskier assets, and many of the period’s largest gains were made by lower-quality companies. That situation was at odds with NT Mid Cap Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets. Nonetheless, the portfolio received positive contributions in absolute terms from all 10 of the sectors in which it was invested. On a relative basis, NT Mid Cap Value’s positions in the consumer discretionary and financials sectors detracted. Investments among information technology companies contributed.

Consumer Discretionary Detracted

Relative performance was hampered by the combination of an underweight position and security selection in the consumer discretionary sector, the strongest in the benchmark. Many of these stocks, which suffered steep declines as the recession took hold, rallied on optimism about a possible economic recovery and improving consumer sentiment.

Generally speaking, the portfolio’s performance was a result of what it didn’t own rather than what it did. For example, NT Mid Cap Value did not hold shares of Ford Motor, which nearly tripled during the period. The car maker has been able to restructure its business without the help of the U.S. government, unlike competitors General Motors and Chrysler, and has steadily gained market share.

The consumer discretionary sector also provided a top detractor, Lowe’s. The home-improvement retailer experienced weak demand for the big-ticket products in its stores, but expects to gain additional market share in 2010. We also believe investors punished Lowe’s for failing to cut costs and reduce capital expenditures as meaningfully as its competitors.

* Total returns for periods less than one year are not annualized.
**The average return for Morningstar’s Mid Cap Value category was -2.80% for the one-year period ended September 30, 2009, and -3.57% since the fund’s inception. © 2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

10

NT Mid Cap Value

Financials Slowed Results

NT Mid Cap Value’s underweight in financials stocks, which had been advantageous during the turmoil that roiled the sector, acted as a restraint as companies with stressed balance sheets, many of which had been staring at bankruptcy only months earlier, rallied from historic lows, outperforming stronger, higher-quality businesses. For some time, we have approached the financials sector with caution and conservatism. During the reporting period, NT Mid Cap Value’s investments were concentrated in the less-volatile insurance and thrifts names. However, many of these companies underperformed during the low-quality rally, including portfolio holding People’s United Financial, a conservatively run and well-capitalized thrift.

The insurance industry was the source of a notable detractor. Aon Corp., one of the world’s largest insurance brokers, lagged due to continued softness in property and casualty insurance pricing and because of weak results in its consulting segment.

Information Technology Enhanced Performance

The portfolio’s holdings in the information technology sector added to relative results. A top contributor was Emulex Corp., a maker of storage-networking equipment. Its share price rose dramatically on news of an unsolicited takeover bid from chipmaker Broadcom Corp. The stock remained elevated as Emulex resisted the takeover, urging shareholders to reject Broadcom’s offer on the grounds that it materially undervalued the company. Ultimately, Broadcom withdrew the offer.

Another notable contributor was Littelfuse, Inc., a leading supplier of circuit protection components for the consumer electronics, telecommunications, and automotive markets. The company benefited from its restructuring initiatives and an improved outlook for the automotive sector.

Outlook

We continue to follow our disciplined, bottom-up process, selecting companies one at a time for the portfolio. As of September 30, 2009, we see opportunities in consumer staples, industrials, and health care stocks, reflected by overweight positions in these sectors, relative to the benchmark. Our fundamental analysis and valuation work are also directing us toward smaller relative weightings in financials, materials, and consumer discretionary stocks.

11

NT Mid Cap Value

Top Ten Holdings as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Marsh & McLennan Cos., Inc.	3.5%	3.3%
Wisconsin Energy Corp.	2.6%	2.8%
Kimberly-Clark Corp.	2.6%	3.4%
Aon Corp.	2.5%	2.3%
iShares Russell Midcap Value Index Fund	2.3%	2.8%
Northern Trust Corp.	2.1%	—
Commerce Bancshares, Inc.	2.1%	0.8%
Lowe’s Cos., Inc.	2.0%	0.7%
People’s United Financial, Inc.	2.0%	1.2%
Waste Management, Inc.	2.0%	2.0%

Top Five Industries as of September 30, 2009
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Insurance	9.8%	10.0%
Commercial Services & Supplies	6.4%	3.7%
Food Products	6.3%	7.5%
Oil, Gas & Consumable Fuels	6.2%	4.2%
Electric Utilities	5.3%	6.0%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 9/30/09	as of 3/31/09
Domestic Common Stocks	93.8%	96.4%
Foreign Common Stocks(1)	5.3%	2.6%
Total Common Stocks	99.1%	99.0%
Temporary Cash Investments	0.8%	0.9%
Other Assets and Liabilities	0.1%	0.1%
(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2009 to September 30, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	4/1/09	9/30/09	4/1/09 – 9/30/09	Expense Ratio*
NT Large Company Value — Institutional Class
Actual	$1,000	$1,352.80	$3.77	0.64%
Hypothetical	$1,000	$1,021.86	$3.24	0.64%
NT Mid Cap Value — Institutional Class
Actual	$1,000	$1,381.40	$4.78	0.80%
Hypothetical	$1,000	$1,021.06	$4.05	0.80%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

14

Schedule of Investments

NT Large Company Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 96.6%			DIVERSIFIED FINANCIAL SERVICES — 7.3%
AEROSPACE & DEFENSE — 2.0%			Bank of America Corp.	433,600	$ 7,336,512
Honeywell International, Inc.	30,700	$ 1,140,505	Citigroup, Inc.	96,700	468,028
Lockheed Martin Corp.	7,400	577,792	JPMorgan Chase & Co.	188,100	8,242,542
Northrop Grumman Corp.	52,800	2,732,400			16,047,082
			DIVERSIFIED TELECOMMUNICATION
		4,450,697	SERVICES — 6.0%
BEVERAGES — 1.4%			AT&T, Inc.(2)	298,600	8,065,186
Coca-Cola Co. (The)	58,300	3,130,710	CenturyTel, Inc.	19,000	638,400
BIOTECHNOLOGY — 0.5%			Verizon Communications, Inc.	147,600	4,467,852
Amgen, Inc.(1)(2)	20,000	1,204,600
					13,171,438
CAPITAL MARKETS — 4.4%			ELECTRIC UTILITIES — 2.5%
Ameriprise Financial, Inc.	59,200	2,150,736	Exelon Corp.	63,100	3,131,022
Bank of New York			PPL Corp.	79,400	2,408,996
Mellon Corp. (The)	74,900	2,171,351
Goldman Sachs					5,540,018
Group, Inc. (The)	20,900	3,852,915	ENERGY EQUIPMENT & SERVICES — 1.6%
Morgan Stanley	51,100	1,577,968	Baker Hughes, Inc.	16,900	720,954
		9,752,970	Diamond Offshore Drilling, Inc.	6,400	611,328
CHEMICALS — 2.2%			National Oilwell Varco, Inc.(1)	44,700	1,927,911
E.I. du Pont de Nemours & Co.	79,600	2,558,344	Smith International, Inc.	10,700	307,090
PPG Industries, Inc.	39,500	2,299,295			3,567,283
		4,857,639	FOOD & STAPLES RETAILING — 3.3%
COMMERCIAL BANKS — 3.8%			Kroger Co. (The)	73,000	1,506,720
PNC Financial			SYSCO Corp.	48,200	1,197,770
Services Group, Inc.	30,000	1,457,700	Walgreen Co.	69,400	2,600,418
U.S. Bancorp.	128,900	2,817,754	Wal-Mart Stores, Inc.	38,200	1,875,238
Wells Fargo & Co.	144,300	4,066,374			7,180,146
		8,341,828	FOOD PRODUCTS — 0.9%
COMMERCIAL SERVICES & SUPPLIES — 1.9%			Unilever NV New York Shares	72,500	2,092,350
Avery Dennison Corp.	24,200	871,442	HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Pitney Bowes, Inc.	33,500	832,475	Medtronic, Inc.	21,000	772,800
R.R. Donnelley & Sons Co.	56,600	1,203,316	HEALTH CARE PROVIDERS & SERVICES — 1.1%
Waste Management, Inc.	40,300	1,201,746	Aetna, Inc.	30,500	848,815
		4,108,979	Quest Diagnostics, Inc.	11,600	605,404
COMMUNICATIONS EQUIPMENT — 0.7%			WellPoint, Inc.(1)	20,600	975,616
Cisco Systems, Inc.(1)	70,200	1,652,508			2,429,835
COMPUTERS & PERIPHERALS — 1.1%			HOTELS, RESTAURANTS & LEISURE — 0.6%
Hewlett-Packard Co.	53,700	2,535,177	Darden Restaurants, Inc.	17,500	597,275
DIVERSIFIED — 1.4%			Starbucks Corp.(1)	35,300	728,945
Standard & Poor’s 500					1,326,220
Depositary Receipt, Series 1	29,200	3,082,352	HOUSEHOLD DURABLES — 0.8%
DIVERSIFIED CONSUMER SERVICES — 0.5%			Newell Rubbermaid, Inc.	110,700	1,736,883
H&R Block, Inc.	60,200	1,106,476	INDEPENDENT POWER PRODUCERS
			& ENERGY TRADERS — 0.3%
			NRG Energy, Inc.(1)	25,000	704,750

15

NT Large Company Value

	Shares	Value		Shares	Value
INDUSTRIAL CONGLOMERATES — 4.1%			PAPER & FOREST PRODUCTS — 0.5%
General Electric Co.	490,900	$ 8,060,578	International Paper Co.	51,600	$ 1,147,068
Tyco International Ltd.	31,100	1,072,328	PHARMACEUTICALS — 10.5%
		9,132,906	Abbott Laboratories	38,500	1,904,595
INSURANCE — 4.3%			Eli Lilly & Co.	52,700	1,740,681
Allstate Corp. (The)	91,600	2,804,792	Johnson & Johnson	69,300	4,219,677
Chubb Corp. (The)	25,200	1,270,332	Merck & Co., Inc.	118,800	3,757,644
Loews Corp.	30,800	1,054,900	Pfizer, Inc.	460,000	7,613,000
Torchmark Corp.	33,400	1,450,562	Wyeth	82,200	3,993,276
Travelers Cos., Inc. (The)	50,800	2,500,884			23,228,873
XL Capital Ltd., Class A	22,300	389,358	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
		9,470,828	Host Hotels & Resorts, Inc.	30,300	356,631
IT SERVICES — 1.5%			Simon Property Group, Inc.	15,848	1,100,326
Fiserv, Inc.(1)(2)	16,800	809,760			1,456,957
International Business			SEMICONDUCTORS &
Machines Corp.	20,100	2,404,161	SEMICONDUCTOR EQUIPMENT — 0.8%
		3,213,921	Applied Materials, Inc.	41,100	550,740
MACHINERY — 2.3%			Intel Corp.	56,800	1,111,576
Dover Corp.	48,300	1,872,108			1,662,316
Ingersoll-Rand plc	66,300	2,033,421	SOFTWARE — 1.9%
Parker-Hannifin Corp.	20,900	1,083,456	Activision Blizzard, Inc.(1)	28,400	351,876
		4,988,985	Microsoft Corp.	93,700	2,425,893
MEDIA — 4.3%			Oracle Corp.(2)	72,600	1,512,984
CBS Corp., Class B	133,700	1,611,085			4,290,753
Comcast Corp., Class A	122,200	2,063,958	SPECIALTY RETAIL — 2.3%
Time Warner Cable, Inc.	26,000	1,120,340	Best Buy Co., Inc.	14,000	525,280
Time Warner, Inc.	91,800	2,642,004	Gap, Inc. (The)	51,500	1,102,100
Viacom, Inc., Class B(1)	73,500	2,060,940	Home Depot, Inc. (The)	76,800	2,045,952
		9,498,327	Staples, Inc.	59,700	1,386,234
METALS & MINING — 0.5%					5,059,566
Nucor Corp.	25,100	1,179,951	TEXTILES, APPAREL & LUXURY GOODS — 0.5%
MULTILINE RETAIL — 0.7%			VF Corp.	16,600	1,202,338
Kohl’s Corp.(1)	26,100	1,489,005	TOTAL COMMON STOCKS
MULTI-UTILITIES — 0.7%			(Cost $197,250,589)		213,421,002
PG&E Corp.	38,500	1,558,865	Temporary Cash Investments —
OFFICE ELECTRONICS — 0.4%			Segregated For Futures Contracts — 2.8%
Xerox Corp.	122,900	951,246	Repurchase Agreement, Credit Suisse
OIL, GAS & CONSUMABLE FUELS — 15.9%			First Boston, Inc., (collateralized by various
Apache Corp.	25,600	2,350,848	U.S. Treasury obligations, 0.24%, 6/10/10,
			valued at $6,283,681), in a joint trading
Chevron Corp.	102,300	7,204,989	account at 0.01%, dated 9/30/09, due
ConocoPhillips	127,300	5,748,868	10/1/09 (Delivery value $6,160,002)
Devon Energy Corp.	23,100	1,555,323	(Cost $6,160,000)		6,160,000
Exxon Mobil Corp.	146,800	10,071,948
Occidental Petroleum Corp.	26,400	2,069,760
Royal Dutch Shell plc
Class A, ADR	96,600	5,524,554
Valero Energy Corp.	29,400	570,066
		35,096,356

16

NT Large Company Value

	Shares	Value
Temporary Cash Investments — 0.6%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	47,389	$ 47,389
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by various
U.S. Treasury obligations, 0.24%, 6/10/10,
valued at $1,264,897), in a joint trading
account at 0.01%, dated 9/30/09, due
10/1/09 (Delivery value $1,240,000)		1,240,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $1,287,389)		1,287,389
TOTAL INVESTMENT
SECURITIES — 100.0%
(Cost $204,697,978)		220,868,391
OTHER ASSETS AND LIABILITIES(3)		87,934
TOTAL NET ASSETS — 100.0%		$220,956,325

Futures Contracts
Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
	117 S&P 500 E-Mini Futures	December 2009	$ 6,159,465	$ 157,773

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1)	Non-income producing.
(2)	Security, or a portion thereof, has been segregated for futures contracts. At the period end, the aggregate value of securities pledged was $6,160,000.
(3)	Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

17

NT Mid Cap Value

SEPTEMBER 30, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.1%			DIVERSIFIED FINANCIAL SERVICES — 0.1%
AEROSPACE & DEFENSE — 0.6%			McGraw-Hill Cos., Inc. (The)	3,100	$ 77,934
			DIVERSIFIED TELECOMMUNICATION
Northrop Grumman Corp.	12,500	$ 646,875	SERVICES — 2.8%
AIRLINES — 0.5%			BCE, Inc.	37,025	912,614
Southwest Airlines Co.	55,838	536,045	CenturyTel, Inc.	41,180	1,383,648
BEVERAGES — 0.7%			Iowa Telecommunications
Coca-Cola Enterprises, Inc.	19,500	417,495	Services, Inc.	40,437	509,506
Pepsi Bottling Group, Inc.	8,900	324,316			2,805,768
		741,811	ELECTRIC UTILITIES — 5.3%
CAPITAL MARKETS — 4.6%			American Electric
AllianceBernstein Holding LP	18,300	499,224	Power Co., Inc.	10,891	337,512
Ameriprise Financial, Inc.	36,583	1,329,060	Great Plains Energy, Inc.	8,382	150,457
Invesco Ltd.	17,530	398,983	IDACORP, Inc.	66,179	1,905,293
Legg Mason, Inc.	6,900	214,107	Northeast Utilities	19,230	456,520
Northern Trust Corp.	36,389	2,116,384	Portland General Electric Co.	44,171	871,052
		4,557,758	Westar Energy, Inc.	77,631	1,514,581
CHEMICALS — 1.2%					5,235,415
International Flavors &			ELECTRICAL EQUIPMENT — 2.0%
Fragrances, Inc.	20,198	766,110	Cooper Industries plc, Class A	17,800	668,746
Minerals Technologies, Inc.	9,570	455,149	Emerson Electric Co.	12,400	496,992
		1,221,259	Hubbell, Inc., Class A	1,189	48,143
COMMERCIAL BANKS — 2.4%			Hubbell, Inc., Class B	17,900	751,800
City National Corp.	7,900	307,547			1,965,681
Commerce Bancshares, Inc.	55,130	2,053,041	ELECTRONIC EQUIPMENT,
		2,360,588	INSTRUMENTS & COMPONENTS — 1.6%
COMMERCIAL SERVICES & SUPPLIES — 6.4%			AVX Corp.	33,027	394,012
IESI-BFC Ltd.	89,783	1,159,996	Littelfuse, Inc.(1)	3,629	95,225
Pitney Bowes, Inc.	57,800	1,436,330	Molex, Inc.	53,258	1,112,027
Republic Services, Inc.	65,798	1,748,253			1,601,264
Waste Management, Inc.	66,896	1,994,839	ENERGY EQUIPMENT & SERVICES — 1.8%
		6,339,418	Baker Hughes, Inc.	9,000	383,940
COMMUNICATIONS EQUIPMENT — 0.8%			BJ Services Co.	15,400	299,222
Emulex Corp.(1)	79,100	813,939	Cameron International Corp.(1)	16,400	620,248
COMPUTERS & PERIPHERALS — 1.3%			Helmerich & Payne, Inc.	12,500	494,125
Diebold, Inc.	25,914	853,348			1,797,535
QLogic Corp.(1)	24,400	419,680	FOOD & STAPLES RETAILING — 0.5%
		1,273,028	Costco Wholesale Corp.	8,500	479,910
CONTAINERS & PACKAGING — 1.1%			FOOD PRODUCTS — 6.3%
Bemis Co., Inc.	42,811	1,109,233	Campbell Soup Co.	55,400	1,807,148
DISTRIBUTORS — 1.6%			ConAgra Foods, Inc.	87,207	1,890,648
Genuine Parts Co.	40,656	1,547,367	General Mills, Inc.	3,500	225,330
DIVERSIFIED — 2.3%			H.J. Heinz Co.	39,700	1,578,075
iShares Russell Midcap			Kellogg Co.	15,000	738,450
Value Index Fund	64,600	2,288,132			6,239,651

18

NT Mid Cap Value

	Shares	Value		Shares	Value
GAS UTILITIES — 1.9%			LEISURE EQUIPMENT & PRODUCTS — 0.9%
AGL Resources, Inc.	6,800	$ 239,836	Mattel, Inc.	46,400	$ 856,544
Southwest Gas Corp.	66,120	1,691,349	MACHINERY — 2.7%
		1,931,185	Altra Holdings, Inc.(1)	114,712	1,283,627
HEALTH CARE EQUIPMENT & SUPPLIES — 3.6%			Dover Corp.	11,700	453,492
Beckman Coulter, Inc.	12,255	844,860	Kaydon Corp.	30,583	991,501
Boston Scientific Corp.(1)	24,600	260,514			2,728,620
CareFusion Corp.(1)	16,050	349,890	METALS & MINING — 1.6%
Covidien plc	7,600	328,776	Barrick Gold Corp.	11,899	450,972
Symmetry Medical, Inc.(1)	77,262	801,207	Newmont Mining Corp.	25,878	1,139,150
Zimmer Holdings, Inc.(1)	19,300	1,031,585			1,590,122
		3,616,832	MULTI-UTILITIES — 4.2%
HEALTH CARE PROVIDERS & SERVICES — 2.5%			Ameren Corp.	11,526	291,377
Cardinal Health, Inc.	23,100	619,080	PG&E Corp.	8,100	327,969
LifePoint Hospitals, Inc.(1)	44,000	1,190,640	Wisconsin Energy Corp.	57,060	2,577,400
Patterson Cos., Inc.(1)	11,700	318,825	Xcel Energy, Inc.	49,197	946,551
Select Medical					4,143,297
Holdings Corp.(1)	29,819	300,277	OIL, GAS & CONSUMABLE FUELS — 6.2%
Universal Health Services, Inc.,			Apache Corp.	12,548	1,152,283
Class B	902	55,861	EOG Resources, Inc.	9,500	793,345
		2,484,683	EQT Corp.	38,842	1,654,669
HEALTH CARE TECHNOLOGY — 0.8%			Imperial Oil Ltd.	28,400	1,080,932
IMS Health, Inc.	51,600	792,060	Murphy Oil Corp.	11,200	644,784
HOTELS, RESTAURANTS & LEISURE — 3.2%			Noble Energy, Inc.	13,300	877,268
CEC Entertainment, Inc.(1)	34,500	892,170			6,203,281
International Speedway Corp.,			PAPER & FOREST PRODUCTS — 0.7%
Class A	47,215	1,301,718	MeadWestvaco Corp.	11,548	257,636
Speedway Motorsports, Inc.	67,139	966,130	Weyerhaeuser Co.	13,406	491,330
		3,160,018			748,966
HOUSEHOLD DURABLES — 1.0%			PERSONAL PRODUCTS — 0.8%
Fortune Brands, Inc.	23,200	997,136	Estee Lauder Cos., Inc. (The),
Whirlpool Corp.	600	41,976	Class A	21,300	789,804
		1,039,112	REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.5%
HOUSEHOLD PRODUCTS — 2.6%			Boston Properties, Inc.	9,658	633,082
Kimberly-Clark Corp.	43,495	2,565,335	Federal Realty
INSURANCE — 9.8%			Investment Trust	1,691	103,777
Aon Corp.	61,100	2,486,159	Government Properties
			Income Trust(1)	34,843	836,580
Chubb Corp. (The)	36,100	1,819,801
HCC Insurance Holdings, Inc.	21,991	601,454	HCP, Inc.	2,018	57,997
Marsh & McLennan Cos., Inc.	140,835	3,482,850	Host Hotels & Resorts, Inc.	63,745	750,279
Transatlantic Holdings, Inc.	7,825	392,580	Public Storage	1,000	75,240
Travelers Cos., Inc. (The)	20,700	1,019,061			2,456,955
		9,801,905	ROAD & RAIL — 0.4%
IT SERVICES — 0.7%			Heartland Express, Inc.	31,000	446,400
Accenture plc, Class A	18,700	696,949

19

NT Mid Cap Value

	Shares	Value		Shares	Value
SEMICONDUCTORS &			Temporary Cash Investments — 0.8%
SEMICONDUCTOR EQUIPMENT — 2.5%
Applied Materials, Inc.	74,600	$ 999,640	JPMorgan U.S. Treasury
			Plus Money Market Fund
KLA-Tencor Corp.	10,700	383,702	Agency Shares	63,055	$ 63,055
Teradyne, Inc.(1)	39,700	367,225	Repurchase Agreement, Credit Suisse
Verigy Ltd.(1)	60,400	701,848	First Boston, Inc., (collateralized by various
		2,452,415	U.S. Treasury obligations, 0.24%, 6/10/10,
			valued at $714,055), in a joint trading
SOFTWARE — 0.4%			account at 0.01%, dated 9/30/09, due
Synopsys, Inc.(1)	16,835	377,441	10/1/09 (Delivery value $700,000)		700,000
SPECIALTY RETAIL — 3.8%			TOTAL TEMPORARY
Lowe’s Cos., Inc.	97,200	2,035,368	CASH INVESTMENTS
			(Cost $763,055)		763,055
PetSmart, Inc.	82,400	1,792,200
			TOTAL INVESTMENT
		3,827,568	SECURITIES — 99.9%
THRIFTS & MORTGAGE FINANCE — 2.4%			(Cost $83,645,196)		99,495,346
Hudson City Bancorp., Inc.	18,900	248,535	OTHER ASSETS
People’s United Financial, Inc.	128,333	1,996,861	AND LIABILITIES — 0.1%		100,168
Washington Federal, Inc.	8,232	138,792	TOTAL NET ASSETS — 100.0%		$ 99,595,514
		2,384,188
TOTAL COMMON STOCKS
(Cost $82,882,141)		98,732,291

Forward Foreign Currency Exchange Contracts
Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
3,039,282 CAD for USD	10/30/09	$ 2,838,726	$ (43,736)
(Value on Settlement Date $2,794,990)

Notes to Schedule of Investments
CAD = Canadian Dollar
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

SEPTEMBER 30, 2009 (UNAUDITED)
	NT Large
	Company Value	NT Mid Cap Value
Assets
Investment securities, at value (cost of $204,697,978 and $83,645,196, respectively)	$220,868,391	$ 99,495,346
Receivable for investments sold	151,794	1,565,909
Receivable for capital shares sold	243,199	108,746
Dividends and interest receivable	264,842	220,071
	221,528,226	101,390,072

Liabilities
Payable for investments purchased	440,364	1,683,655
Payable for variation margin on futures contracts	11,731	—
Payable for forward foreign currency exchange contracts	—	43,736
Payable for capital shares redeemed	5,305	2,542
Accrued management fees	114,501	64,625
	571,901	1,794,558

Net Assets	$220,956,325	$ 99,595,514

Institutional Class Capital Shares, $0.01 Par Value
Authorized	100,000,000	100,000,000
Outstanding	29,727,598	11,628,397

Net Asset Value Per Share	$7.43	$8.56

Net Assets Consist of:
Capital (par value and paid-in surplus)	$238,666,101	$ 98,487,985
Accumulated undistributed net investment income (loss)	(13,682)	111,808
Accumulated net realized loss on investment and foreign currency transactions	(34,024,280)	(14,807,588)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	16,328,186	15,803,309
	$220,956,325	$ 99,595,514

See Notes to Financial Statements.

21

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED)
	NT Large
	Company Value	NT Mid Cap Value
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12 and $8,969, respectively)	$ 2,610,285	$ 1,169,224
Interest	4,347	676
	2,614,632	1,169,900

Expenses:
Management fees	602,997	339,517
Directors’ fees and expenses	3,673	1,667
Other expenses	100	—
	606,770	341,184

Net investment income (loss)	2,007,862	828,716

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(9,226,815)	3,938,061
Futures contract transactions	2,582,665	—
Foreign currency transactions	—	(31,956)
	(6,644,150)	3,906,105

Change in net unrealized appreciation (depreciation) on:
Investments	61,056,547	22,174,276
Futures contracts	(674,531)	—
Translation of assets and liabilities in foreign currencies	—	(54,329)
	60,382,016	22,119,947

Net realized and unrealized gain (loss)	53,737,866	26,026,052

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,745,728	$26,854,768

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2009 (UNAUDITED) AND YEAR ENDED MARCH 31, 2009
	NT Large Company Value		NT Mid Cap Value
Increase (Decrease) in Net Assets	September 30, 2009	March 31, 2009	September 30, 2009	March 31, 2009
Operations
Net investment income (loss)	$ 2,007,862	$ 3,106,006	$ 828,716	$ 1,194,891
Net realized gain (loss)	(6,644,150)	(26,691,514)	3,906,105	(14,383,457)
Change in net unrealized
appreciation (depreciation)	60,382,016	(37,743,680)	22,119,947	(5,340,494)
Net increase (decrease) in net assets
resulting from operations	55,745,728	(61,329,188)	26,854,768	(18,529,060)

Distributions to Shareholders
From net investment income	(2,021,544)	(3,130,233)	(759,197)	(1,139,180)

Capital Share Transactions
Proceeds from shares sold	34,281,179	136,728,186	15,264,026	52,591,992
Payments for shares redeemed	(19,726,661)	(18,208,706)	(9,696,678)	(10,823,097)
Net increase (decrease) in net assets
from capital share transactions	14,554,518	118,519,480	5,567,348	41,768,895

Net increase (decrease) in net assets	68,278,702	54,060,059	31,662,919	22,100,655

Net Assets
Beginning of period	152,677,623	98,617,564	67,932,595	45,831,940
End of period	$220,956,325	$152,677,623	$99,595,514	$ 67,932,595

Accumulated undistributed net
investment income (loss)	$(13,682)	—	$111,808	$42,289

Transactions in Shares of the Fund
Sold	5,210,713	20,224,219	2,040,013	7,235,875
Redeemed	(2,985,518)	(2,883,043)	(1,272,427)	(1,447,737)
Net increase (decrease) in shares
of the fund	2,225,195	17,341,176	767,586	5,788,138

See Notes to Financial Statements.

23

Notes to Financial Statements

SEPTEMBER 30, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Large Company Value Fund (NT Large Company Value) and NT Mid Cap Value Fund (NT Mid Cap Value) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek long-term capital growth. Income is a secondary objective. The funds pursue their investment objective by investing in stocks of companies that management believes to be undervalued at the time of purchase. NT Large Company Value invests primarily in companies with larger market capitalization. NT Mid Cap Value invests in mid-sized market capitalization companies. The funds are not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The funds estimate the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

24

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since September 30, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through November 27, 2009, the date the financial statements were issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for NT Large Company Value ranges from 0.50% to 0.70%. The effective annual management fee for NT Large Company Value for the six months ended September 30, 2009 was 0.64%. The annual management fee for NT Mid Cap Value is 0.80%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended September 30, 2009 were as follows:

	NT Large Company Value	NT Mid Cap Value
Purchases	$44,099,282	$74,814,710
Sales	$27,827,792	$69,440,609

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4. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of September 30, 2009:

	Level 1	Level 2	Level 3

NT Large Company Value
Investment Securities
Domestic Common Stocks	$ 202,308,991	—	—
Foreign Common Stocks	11,112,011	—	—
Temporary Cash Investments	47,389	$ 7,400,000	—
Total Value of Investment Securities	$ 213,468,391	$ 7,400,000	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Futures Contracts	$ 157,773	—	—

NT Mid Cap Value
Investment Securities
Domestic Common Stocks	$ 93,400,204	—	—
Foreign Common Stocks	3,338,541	$ 1,993,546	—
Temporary Cash Investments	63,055	700,000	—
Total Value of Investment Securities	$ 96,801,800	$ 2,693,546	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward
Foreign Currency Exchange Contracts	—	$ (43,736)	—

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5. Derivative Instruments

Equity Price Risk — NT Large Company Value is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the six months ended September 30, 2009, NT Large Company Value purchased futures contracts.

Foreign Currency Risk — NT Mid Cap Value is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The risk of loss from non-performance by the counterparty may be reduced by the use of master netting agreements. During the six months ended September 30, 2009, NT Mid Cap Value participated in forward foreign currency exchange contracts.

For NT Large Company Value, the value of equity price risk derivatives as of September 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $11,731 in payable for variation margin on futures contracts. For NT Large Company Value, for the six months ended September 30, 2009, the effect of equity price risk derivatives on the Statement of Operations was $2,582,665 in net realized gain (loss) on futures contract transactions and $(674,531) in change in net unrealized appreciation (depreciation) on futures contracts.

For NT Mid Cap Value, the value of foreign currency risk derivatives as of September 30, 2009, is disclosed on the Statement of Assets and Liabilities as a liability of $43,736 in payable for forward foreign currency exchange contracts. For NT Mid Cap Value, for the six months ended September 30, 2009, the effect of foreign currency risk derivatives on the Statement of Operations was $(34,692) in net realized gain (loss) on foreign currency transactions and $(51,659) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations is indicative of each fund’s typical volume.

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6. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended September 30, 2009, the funds did not utilize the program.

7. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2009, the components of investments for federal income tax purposes were as follows:

	NT Large
	Company Value	NT Mid Cap Value
Federal tax cost of investments	$210,469,748	$90,824,038
Gross tax appreciation of investments	$18,917,245	$9,180,889
Gross tax depreciation of investments	(8,518,602)	(509,581)
Net tax appreciation (depreciation) of investments	$10,398,643	$8,671,308

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2009, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire in 2017.

The capital loss deferrals listed below represent net capital and foreign currency losses incurred in the five-month period ended March 31, 2009. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	NT Large Company Value	NT Mid Cap Value
Accumulated capital losses	$(7,761,035)	$(3,595,943)
Capital loss deferrals	$(14,977,609)	$(5,237,262)

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8. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

NT Large Company Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.55	$9.71	$11.13	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07(3)	0.20(3)	0.22	0.18
Net Realized and Unrealized Gain (Loss)	1.88	(4.16)	(1.29)	1.14
Total From Investment Operations	1.95	(3.96)	(1.07)	1.32
Distributions
From Net Investment Income	(0.07)	(0.20)	(0.22)	(0.18)
From Net Realized Gains	—	—	(0.13)	(0.01)
Total Distributions	(0.07)	(0.20)	(0.35)	(0.19)
Net Asset Value, End of Period	$7.43	$5.55	$9.71	$11.13

Total Return(4)	35.28%	(41.22)%	(9.93)%	13.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.64%(5)	0.63%	0.62%	0.63%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.13%(5)	2.82%	2.10%	2.01%(5)
Portfolio Turnover Rate	15%	26%	20%	18%
Net Assets, End of Period (in thousands)	$220,956	$152,678	$98,618	$71,970
(1) Six months ended September 30, 2009 (unaudited).
(2) May 12, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.

See Notes to Financial Statements.

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NT Mid Cap Value

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2009(1)	2009	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.25	$9.04	$11.28	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.07(3)	0.18(3)	0.16(3)	0.14
Net Realized and Unrealized Gain (Loss)	2.31	(2.79)	(1.29)	1.44
Total From Investment Operations	2.38	(2.61)	(1.13)	1.58
Distributions
From Net Investment Income	(0.07)	(0.18)	(0.15)	(0.12)
From Net Realized Gains	—	—	(0.96)	(0.18)
Total Distributions	(0.07)	(0.18)	(1.11)	(0.30)
Net Asset Value, End of Period	$8.56	$6.25	$9.04	$11.28

Total Return(4)	38.14%	(29.25)%	(10.79)%	16.03%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%(5)	0.80%	0.80%	0.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.95%(5)	2.36%	1.48%	1.55%(5)
Portfolio Turnover Rate	83%	181%	208%	203%
Net Assets, End of Period (in thousands)	$99,596	$67,933	$45,832	$33,375
(1) Six months ended September 30, 2009 (unaudited).
(2) May 12, 2006 (fund inception) through March 31, 2007.
(3) Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5) Annualized.

See Notes to Financial Statements.

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Approval of Management Agreements

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund’s independent directors (the “Directors”) each year. At American Century Investments, this process is referred to as the “15(c) Process.” As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board’s approval or renewal of any advisory agreements within the fund’s most recently completed fiscal half-year period.

Annual Contract Review Process

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the “15(c) Providers”) concerning the NT Mid Cap Value and NT Large Company Value funds (the “Funds”) and the services provided to the Funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the advisor;

• data comparing the cost of owning the Funds to the cost of owning a similar fund;

• data comparing the Funds’ performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor;

• data comparing services provided and charges to other investment management clients of the advisor; and

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• consideration of collateral benefits derived by the advisor from the management of the Funds and any potential economies of scale relating thereto.

In keeping with its practice, the Funds’ board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the advisor, the 15(c) Providers, and the board’s independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services — Generally. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

• Fund construction and design

• portfolio security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

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The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. They discussed with the advisor the challenges presented by these changes and the impact on the Funds. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

Investment Management Services. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor to manage the Funds in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and/or peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund’s performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. NT Mid Cap Value’s performance for both the one- and three-year periods was above the median for its peer group. NT Large Company Value’s quarter end performance fell below the median for its peer group for both the one- and three-year period during the past year. The board discussed NT Large Company Value’s performance with the advisor and was satisfied with the efforts being undertaken by the advisor. The board will continue to monitor these efforts and the performance of the Fund. More detailed information about the Funds’ performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality

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of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

Costs of Services Provided and Profitability. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor’s profits were reasonable in light of the services provided to the Funds.

Ethics. The Directors generally consider the advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Directors review information provided by the advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each Fund’s independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, record-keeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses

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to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors’ analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group and performing a regression analysis to evaluate the effect of fee breakpoints as assets under management increase. The unified fee charged to shareholders of each of the Funds was below the median of the total expense ratios of its respective peer group. In addition, the Directors also reviewed updated fee level data provided by the advisor, but recognized that comparative data was particularly difficult to evaluate given the significant market developments during the past year. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral Benefits Derived by the Advisor. The Directors considered the existence of collateral benefits the advisor may receive as a result of its relationship with the Funds. They concluded that the advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusions of the Directors

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Russell 1000® Index is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies (the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization.

The Russell 2000® Growth Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, base d on total market capitalization.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap® Value Index measures the performance of those Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock’s weight in the index is proportionate to its market value. Created by Standard & Poor’s, it is considered to be a broad measure of U.S. stock market performance.

39

Notes

40

Notes

41

Notes

42

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Capital Portfolios, Inc.
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0911
CL-SAN-66869N

ITEM 2. CODE OF ETHICS.
Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.
(b) There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Not applicable for semiannual report filings.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 27, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 27, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 27, 2009